                                                         FREE WRITING PROSPECTUS
                                                      FILED PURSUANT TO RULE 433
                                          REGISTRATION STATEMENT NO.: 333-142235

The depositor has filed a registration statement (including a prospectus) with the SEC (SEC File No. 333-142235) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.
You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll free 866-500-5408.

[Merrill Lynch LOGO]                               [Countrywide Commercial LOGO]
                                                        REAL ESTATE FINANCE

[EURO HYPO LOGO]                                  [NATIXIS CAPITAL MARKETS LOGO]

                      STRUCTURAL AND COLLATERAL TERM SHEET
                          $2,603,470,000 (APPROXIMATE)

          COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-9
       CLASS A-1, CLASS A-2, CLASS A-3, CLASS A-SB, CLASS A-4, CLASS A-1A,
          CLASS AM, CLASS AM-A, CLASS AJ, CLASS AJ-A, CLASS B, CLASS C,
                     CLASS D, CLASS E, CLASS F AND CLASS XP
--------------------------------------------------------------------------------
                     ML-CFC COMMERCIAL MORTGAGE TRUST 2007-9
                                 Issuing Entity

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    Depositor

                COUNTRYWIDE COMMERCIAL REAL ESTATE FINANCE, INC.
                      MERRILL LYNCH MORTGAGE LENDING, INC.
                          EUROHYPO AG, NEW YORK BRANCH
                        NATIXIS REAL ESTATE CAPITAL INC.
                        Mortgage Loan Sellers & Sponsors

                   LNR CAPITAL SERVICES, INC. & ITS AFFILIATES
                              Mortgage Loan Sellers

                     WELLS FARGO BANK, NATIONAL ASSOCIATION
                           MIDLAND LOAN SERVICES, INC.
                                Master Servicers

                               LNR PARTNERS, INC.
                                Special Servicer

                        LASALLE BANK NATIONAL ASSOCIATION
                              Trustee and Custodian

                     WELLS FARGO BANK, NATIONAL ASSOCIATION
                            Certificate Administrator

                                OCTOBER 24, 2007

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, Natixis Securities North
America Inc., Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated
(collectively, the "Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events.
The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION
REGARDING SUCH ASSETS THAT IS CONTRARY TO THE INFORMATION CONTAINED IN THIS
MATERIAL. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE ASSETS BACKING
ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE
INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE TIME OF
SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

          NOTICE RELATING TO AUTOMATICALLY GENERATED E-MAIL DISCLAIMERS

Any legends, disclaimers or other notices or language that may appear in the text of, at the bottom of, or attached to, an email communication to which this material may have been attached are not applicable to these materials and should be disregarded. Such legends, disclaimers or other notices have been automatically generated as a result of these materials having been sent via
Bloomberg or another e-mail system.

MERRILL LYNCH & CO.                           COUNTRYWIDE SECURITIES CORPORATION

                      NATIXIS SECURITIES NORTH AMERICA INC.

GOLDMAN, SACHS & CO.                                              MORGAN STANLEY

ML-CFC COMMERCIAL MORTGAGE TRUST 2007-9

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-9
--------------------------------------------------------------------------------

STRUCTURAL OVERVIEW
--------------------------------------------------------------------------------

OFFERED CERTIFICATES

                            INITIAL
           EXPECTED       CERTIFICATE         APPROX.
           RATINGS     PRINCIPAL BALANCE   TOTAL INITIAL
         -----------      OR NOTIONAL          CREDIT
 CLASS   FITCH   S&P        AMOUNT(1)         SUPPORT
--------------------------------------------------------

  A-1     AAA    AAA       55,677,000         30.000%
  A-2     AAA    AAA    [258,109,000](2)      30.000%
  A-3     AAA    AAA    [134,799,000](2)      30.000%
 A-SB     AAA    AAA       90,437,000         30.000%
  A-4     AAA    AAA    [931,581,000](2)      30.000%
 A-1A     AAA    AAA      496,931,000         30.000%
  AM      AAA    AAA    [210,087,000](2)      20.000%
 AM-A     AAA    AAA       70,990,000         20.000%
  AJ      AAA    AAA    [168,068,000](2)      12.000%
 AJ-A     AAA    AAA       56,793,000         12.000%
   B      AA+    AA+       31,621,000         10.875%
   C       AA     AA       21,081,000         10.125%
   D      AA-    AA-       28,107,000          9.125%
   E       A+     A+       24,595,000          8.250%
   F       A      A        24,594,000          7.375%
  XP      AAA    AAA    2,744,716,000(5)        N/A

            APPROX.
          PERCENTAGE
          OF INITIAL        WEIGHTED       PRINCIPAL    ASSUMED FINAL
           MORTGAGE         AVERAGE          WINDOW      DISTRIBUTION
 CLASS   POOL BALANCE   LIFE (YEARS)(3)   (MONTHS)(3)      DATE(3)      RATE TYPE
---------------------------------------------------------------------------------

  A-1      1.981%             2.70            1-55           Jun-12         (4)
  A-2     [9.183%](2)         4.69           55-59           Oct-12         (4)
  A-3     [4.796%](2)         6.68           80-82           Sep-14         (4)
 A-SB      3.218%             7.06           59-108          Nov-16         (4)
  A-4    [33.143%](2)         9.61          108-118          Sep-17         (4)
 A-1A     17.680%             9.49           1-117           Aug-17         (4)
  AM      [7.474%](2)         9.83          118-118          Sep-17         (4)
 AM-A      2.526%             9.75          117-118          Sep-17         (4)
  AJ      [5.979%](2)         9.90          118-119          Oct-17         (4)
 AJ-A      2.021%             9.87          118-119          Oct-17         (4)
   B       1.125%             9.91          119-119          Oct-17         (4)
   C       0.750%             9.95          119-120          Nov-17         (4)
   D       1.000%             9.99          120-120          Nov-17         (4)
   E       0.875%             9.99          120-120          Nov-17         (4)
   F       0.875%             9.99          120-120          Nov-17         (4)
  XP         N/A               N/A            N/A             N/A         Variable

NON-OFFERED CERTIFICATES(6)

                            INITIAL
          EXPECTED        CERTIFICATE         APPROX.
           RATINGS     PRINCIPAL BALANCE   TOTAL INITIAL
        ------------    OR NOTIONAL          CREDIT
CLASS   FITCH   S&P        AMOUNT(1)         SUPPORT
--------------------------------------------------------

A-2FL     AAA    AAA            [___](2)      30.000%
A-3FL     AAA    AAA            [___](2)      30.000%
A-4FL     AAA    AAA            [___](2)      30.000%
AM-FL     AAA    AAA            [___](2)      20.000%
AJ-FL     AAA    AAA            [___](2)      12.000%
  G        A-     A-       28,107,000          6.375%
  H      BBB+   BBB+       28,108,000          5.375%
  J       BBB    BBB       24,594,000          4.500%
  K      BBB-   BBB-       31,621,000          3.375%
  L       BB+    BB+       14,054,000          2.875%
  M        BB     BB       10,541,000          2.500%
  N       BB-    BB-        7,026,000          2.250%
  P        NR     B+       14,054,000          1.750%
  Q        NR     B         3,514,000          1.625%
  S        NR     B-       10,540,000          1.250%
  T        NR     NR       35,135,146          0.000%
  XC      AAA    AAA    2,810,764,146(5)        N/A

           APPROX.
         PERCENTAGE
         OF INITIAL        WEIGHTED       PRINCIPAL    ASSUMED FINAL
          MORTGAGE         AVERAGE          WINDOW      DISTRIBUTION
CLASS   POOL BALANCE   LIFE (YEARS)(3)   (MONTHS)(3)      DATE(3)         RATE TYPE
--------------------------------------------------------------------------------------

A-2FL     [___](2)          4.69           55-59           Oct-12      LIBOR + [__]%(4)
A-3FL     [___](2)          6.68           80-82           Sep-14      LIBOR + [__]%(4)
A-4FL     [___](2)          9.61          108-118          Sep-17      LIBOR + [__]%(4)
AM-FL     [___](2)          9.83          118-118          Sep-17      LIBOR + [__]%(4)
AJ-FL     [___](2)          9.90          118-119          Oct-17      LIBOR + [__]%(4)
  G       1.000%            9.99          120-120          Nov-17            (4)
  H       1.000%            9.99          120-120          Nov-17            (4)
  J       0.875%            9.99          120-120          Nov-17            (4)
  K       1.125%            9.99          120-120          Nov-17            (4)
  L       0.500%            9.99          120-120          Nov-17            (4)
  M       0.375%            9.99          120-120          Nov-17            (4)
  N       0.250%            9.99          120-120          Nov-17            (4)
  P       0.500%            9.99          120-120          Nov-17            (4)
  Q       0.125%            9.99          120-120          Nov-17            (4)
  S       0.375%           10.09          120-122          Jan-18            (4)
  T       1.250%           11.05          122-180          Nov-22            (4)
  XC         N/A            NA               N/A              NA           Variable

(1)  In the case of each such class, subject to a permitted variance of plus or minus 5.0%.

(2)  The principal allocations between each of the class A-2 and class A-2FL certificates, the class A-3 and class A-3FL certificates, the class A-4 and class A-4FL certificates, the class AM and class AM-FL certificates, and the class AJ and class AJ-FL certificates, respectively, will be determined by market demand up to the initial principal balance indicated on the respective fixed rate class.

(3)  As of the cut-off date. the weighted average life, principal window and assumed final distribution date were calculated assuming no prepayments will be made on the mortgage loans prior to their related maturity dates
     (except in the case of loans with anticipated repayment dates ("ARD loans"), if any, which are assumed to prepay on their anticipated repayment dates) and the other Modeling Assumptions that will be described in the prospectus supplement.

(4)  The pass-through rates on the class A-1, A-2, A-3, A-SB, A-4, A-1A, AM,
     AM-A, AJ, AJ-A, B, C, D, E, F, G, H, J, K, L, M, N, P, Q, S and T
     certificates will equal any one of (i) a fixed rate, (ii) the weighted average of certain net mortgage rates on the mortgage loans (in each case adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months), (iii) a rate equal to the lesser of a specified pass-through rate and the weighted average of certain net mortgage rates on the mortgage loans (in each case adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months) or (iv) the weighted average of certain net mortgage rates on the mortgage loans (in each case adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months) less a specified percentage. By virtue of the related interest rate swap agreements, the pass-through rates for the class A-2FL, A-3FL, A-4FL, AM-FL and AJ-FL certificates will be based on one month LIBOR plus a specified margin; provided that interest payments made under the related swap agreement may be subject to reduction (thereby resulting in an effective pass-through rate below LIBOR plus a specified margin). The initial LIBOR rate will be determined prior to closing and subsequent LIBOR rates will be determined two LIBOR business days before the start of each class A-2FL, A-3FL, A-4FL, AM-FL and AJ-FL interest accrual period. Under certain circumstances, the pass-through rate for the class A-2FL, A-3FL, A-4FL, AM-FL and AJ-FL certificates may convert to a rate described herein in clause (i), (ii), (iii) or (iv) of the first sentence of this footnote (4). None of the holders of offered certificates will have any beneficial interest in any swap agreement.

(5)  The class XC and class XP certificates will not have certificate principal balances and their holders will not receive distributions of principal, but such holders will be entitled to receive payments of the aggregate interest accrued on the notional amount of each of the components of the class XC and class XP certificates, as described in the prospectus supplement. The interest rate applicable to each component of the class XC and class XP certificates for each distribution date will equal the rate specified in the prospectus supplement.

(6)  Not offered pursuant to the prospectus supplement or this term sheet. Any information provided herein regarding the characteristics of these classes of certificates is provided only to enhance your understanding of the offered certificates.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, Natixis Securities North
America Inc., Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated
(collectively, the "Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events.
The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION
REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED
BY THE INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE
TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                        1

ML-CFC COMMERCIAL MORTGAGE TRUST 2007-9

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-9
--------------------------------------------------------------------------------

TRANSACTION TERMS
--------------------------------------------------------------------------------

ISSUE TYPE                    Sequential pay REMIC. Class A-1, Class A-2, Class
                              A-3, Class A-SB, Class A-4, Class A-1A, Class AM,
                              Class AM-A, Class AJ, Class AJ-A, Class B, Class
                              C, Class D, Class E, Class F and Class XP
                              certificates are offered publicly. All other
                              certificates will be privately placed with
                              qualified institutional buyers, institutional
                              accredited investors or non-U.S. persons in
                              accordance with Regulation S.

CUT-OFF DATE                  References in this term sheet to the "cut-off
                              date" mean, with respect to each mortgage loan
                              that has its first due date in or prior to
                              November 2007, the related due date of that
                              mortgage loan in November 2007 or, with respect to
                              those mortgage loans, if any, that have their
                              respective first payment dates after November
                              2007, the later of November 1, 2007 and its date
                              of origination.

OFFERING TERMS                The commercial mortgage backed securities referred
                              to in this term sheet, and the mortgage pool
                              backing them, are subject to modification or
                              revision (including the possibility that one or
                              more classes of securities may be split, combined
                              or eliminated at any time prior to issuance or
                              availability of a final prospectus) and are
                              offered on a "when, as and if issued" basis. You
                              understand that, when you are considering the
                              purchase of these securities, a contract of sale
                              will come into being no sooner than the date on
                              which the relevant class has been priced and we
                              have confirmed the allocation of securities to be
                              made to you. Any "indications of interest"
                              expressed by you, and any "soft circles" generated
                              by us, will not create binding contractual
                              obligations for you or us.

MORTGAGE POOL                 The mortgage pool consists of 246 mortgage loans
                              with an aggregate initial mortgage pool balance of
                              $2,810,764,146, subject to a variance of plus or
                              minus 5.0%. The mortgage loans are secured by 566
                              mortgaged real properties located throughout 41
                              states and the District of Columbia.

LOAN GROUPS                   For purposes of making distributions to the class
                              A-1, A-2, A-2FL, A-3, A-3FL, A-SB, A-4, A-4FL,
                              A-1A, AM, AM-FL, AM-A, AJ, AJ-FL and AJ-A
                              certificates, the pool of mortgage loans will be
                              deemed to consist of two distinct groups, loan
                              group 1 and loan group 2. Loan group 1 will
                              consist of 226 mortgage loans, representing
                              approximately 77.8% of the initial mortgage pool
                              balance, that are secured by the various property
                              types that make up the collateral for those
                              mortgage loans, and loan group 2 will consist of
                              20 mortgage loans, representing approximately
                              22.2% of the initial mortgage pool balance, that
                              are secured by multifamily and manufactured
                              housing community properties (approximately 88.9%
                              of all the mortgaged properties secured by
                              multifamily and manufactured housing community
                              properties).

ISSUING ENTITY                ML-CFC Commercial Mortgage Trust 2007-9

DEPOSITOR                     Merrill Lynch Mortgage Investors, Inc.

MORTGAGE LOAN                 Countrywide Commercial Real Estate Finance, Inc. ("CRF")... 42.4% of the initial mortgage pool balance
SELLERS/SPONSORS              Merrill Lynch Mortgage Lending, Inc. ("MLML").............. 29.3% of the initial mortgage pool balance
                              Eurohypo AG, New York Branch ("EHY")....................... 18.0% of the initial mortgage pool balance
                              Natixis Real Estate Capital Inc. ("Natixis")...............  9.1% of the initial mortgage pool balance

MORTGAGE LOAN SELLERS         LNR Capital Services, Inc. & its affiliates ("LNR")........  1.2% of the initial mortgage pool balance

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, Natixis Securities North
America Inc., Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated
(collectively, the "Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events.
The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION
REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED
BY THE INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE
TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                        2

ML-CFC COMMERCIAL MORTGAGE TRUST 2007-9

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-9
--------------------------------------------------------------------------------

UNDERWRITERS                  Merrill Lynch, Pierce, Fenner & Smith Incorporated
                              Countrywide Securities Corporation
                              Natixis Securities North America Inc.
                              Goldman, Sachs & Co.
                              Morgan Stanley & Co. Incorporated

TRUSTEE AND CUSTODIAN         LaSalle Bank National Association

CERTIFICATE ADMINISTRATOR     Wells Fargo Bank, National Association

MASTER SERVICERS              Midland Loan Services, Inc., with respect to the
                              mortgage loans sold to the depositor by MLML and
                              Natixis and Wells Fargo Bank, National Association
                              with respect to mortgage loans sold to the
                              depositor by CRF and Eurohypo. With respect to the
                              mortgage loan known as Farallon Portfolio, KeyCorp
                              Real Estate Capital Markets, Inc. will primary
                              service such mortgage loan pursuant to the pooling
                              and servicing agreement governing the ML-CFC
                              Commercial Mortgage Trust 2007-8, Commercial
                              Mortgage Pass-Through Certificates, Series 2007-8
                              securitization (the "ML-CFC 2007-8
                              Securitization").

SPECIAL SERVICER              LNR Partners, Inc.
                              However, with respect to the mortgage loan known
                              as Farallon Portfolio, the special servicer will
                              be Midland Loan Services, Inc. pursuant to the
                              pooling and servicing agreement governing the
                              ML-CFC 2007-8 Securitization.

RATING AGENCIES               Fitch, Inc.

                              Standard & Poor's Ratings Services, a division of
                              The McGraw-Hill Companies, Inc.

DENOMINATIONS                 $25,000 minimum for the offered certificates.

CLOSING DATE                  On or about November 14, 2007.

SETTLEMENT TERMS              Book-entry through DTC for all offered
                              certificates.

DETERMINATION DATE            For any distribution date, the eighth day of each
                              month, or if such day is not a business day, the
                              business day immediately following, beginning in
                              December 2007, except that in the case of certain
                              mortgage loans, the applicable master servicer may
                              make its determination as to the collections
                              received as of a different date during each month.

DISTRIBUTION DATE             The fourth business day following the related
                              Determination Date, beginning in December 2007.

DAY COUNT                     All classes will accrue on a 30/360 basis except
                              the non-offered classes A-2FL, A-3FL, A-4FL, AM-FL
                              and AJ-FL which will accrue on the basis of the
                              actual number of days elapsed and a 360-day year.

INTEREST DISTRIBUTIONS        Each class of offered certificates will be
                              entitled on each distribution date to interest
                              accrued during the prior calendar month at its
                              pass-through rate for such distribution date on
                              the outstanding certificate balance or notional
                              amount of such class immediately prior to such
                              distribution date; provided that, for so long as
                              the related swap agreement is in effect and no
                              payment default is continuing thereunder, the
                              interest accrual period for the non-offered class
                              A-2FL, A-3FL, A-4FL, AM-FL and AJ-FL certificates
                              will, for each distribution date, begin on the
                              prior distribution date (or, in the case of the
                              initial such interest accrual period, on the
                              closing date) and end on the business day
                              preceding the subject distribution date. Interest
                              on the offered certificates will be calculated on

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, Natixis Securities North
America Inc., Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated
(collectively, the "Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events.
The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION
REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED
BY THE INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE
TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                        3

ML-CFC COMMERCIAL MORTGAGE TRUST 2007-9

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-9
--------------------------------------------------------------------------------

                              the basis of twelve 30-day months and a 360-day
                              year (or, in the case of the class A-2FL, A-3FL,
                              A-4FL, AM-FL and AJ-FL certificates, for so long
                              as the related swap agreement is in effect and no
                              payment default is continuing thereunder, the
                              actual number of days during each related interest
                              accrual period in a year assumed to consist of 360
                              days).

                              Subject to available funds, distributions of
                              interest will be made with respect to the
                              following classes of certificates in the following
                              order on each distribution date: first, the class
                              A-1, A-2, A-2FL, A-3, A-3FL, A-SB, A-4, A-4FL,
                              A-1A, XP and XC certificates, pro rata and pari
                              passu; second, the class AM, AM-FL and AM-A
                              certificates, pro rata and pari passu; third, the
                              class AJ, AJ-FL and AJ-A certificates, pro rata
                              and pari passu; and then the respective remaining
                              classes of certificates with principal balances,
                              sequentially in alphabetical order of class
                              designation. In general, payments of interest in
                              respect of the class A-1, A-2, A-2FL, A-3, A-3FL,
                              A-SB, A-4, A-4FL, AM, AM-FL, AJ and AJ-FL
                              certificates will be made to the extent of
                              available funds attributable to the mortgage loans
                              in loan group 1, payments of interest in respect
                              of the class A-1A, AM-A, AJ-A certificates will be
                              made to the extent of available funds attributable
                              to the mortgage loans in loan group 2, and
                              payments of interest in respect of the class XP
                              and XC certificates will be made to the extent of
                              available funds attributable to mortgage loans in
                              both loan groups.

                              However, if the application of available funds as
                              described in the preceding sentence would result
                              in an interest shortfall to the class A-1, A-2,
                              A-2FL, A-3, A-3FL, A-SB, A-4, A-4FL, A-1A, XP and
                              XC certificates then payments of interest will be
                              made with respect to those classes on a pro rata
                              (based on amount of interest accrued) and pari
                              passu basis without regard to loan groups.
                              Similarly, if the application of available funds
                              would result in an interest shortfall to the class
                              AM, AM-FL and AM-A certificates then payments of
                              interest will be made with respect to those
                              classes on a pro rata (based on amount of interest
                              accrued) and pari passu basis without regard to
                              loan groups. Similarly, if the application of
                              available funds would result in an interest
                              shortfall to the class AJ, AJ-FL and AJ-A
                              certificates then payments of interest will be
                              made with respect to those classes on a pro rata
                              (based on amount of interest accrued) and pari
                              passu basis without regard to loan groups.

                              Furthermore, notwithstanding the foregoing,
                              payments of interest with respect to the class
                              A-2FL, A-3FL, A-4FL, AM-FL and AJ-FL certificates
                              out of collections on the mortgage loans will be
                              calculated on a 30/360 basis at a fixed coupon or
                              a coupon calculated at the lesser of a specified
                              percentage and a weighted average coupon derived
                              from net interest rates on the mortgage loans,
                              with such interest to be exchanged under the
                              related swap agreement for interest calculated on
                              an actual/360 basis at a LIBOR-based rate. No
                              class of certificates will provide credit support
                              for any failure on the part of the swap
                              counterparty to make any required payment under
                              any such swap agreement. Interest payments with
                              respect to the class A-2FL, A-3FL, A-4FL, AM-FL
                              and AJ-FL certificates may be subject to reduction
                              if the interest rate of the related underlying
                              swapped class is subject to a cap equal to the
                              weighted average of the net interest rates on the
                              mortgage loans and such weighted average of the
                              net interest rates on the mortgage loans declines
                              below the fixed rate per annum at which interest
                              is payable by the trust to the swap counterparty.

                              No class of offered certificates will have any
                              beneficial interest in any swap agreement.

PRINCIPAL DISTRIBUTIONS       Except as described below, principal will be
                              distributed on each distribution date, to the
                              extent of available funds, to the most senior
                              class of sequential pay certificates outstanding
                              until its certificate balance is reduced to zero.
                              Payments of principal will generally be made, to
                              the extent of available funds (i) to the class A-1
                              certificates, the class A-2 and A-2FL certificates
                              (on a pro rata and pari passu basis), the class
                              A-3 and A-3FL certificates (on a pro rata and pari
                              passu basis), the class A-SB certificates, the
                              class A-4 and A-4FL certificates (on a pro rata
                              and pari passu basis), the class AM and AM-FL
                              certificates (on a pro rata and pari passu basis)
                              and the class AJ and AJ-FL certificates (on a pro
                              rata and pari passu basis), in that order, in an
                              amount equal to the funds received or advanced
                              with

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, Natixis Securities North
America Inc., Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated
(collectively, the "Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events.
The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION
REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED
BY THE INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE
TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                        4

ML-CFC COMMERCIAL MORTGAGE TRUST 2007-9

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-9
--------------------------------------------------------------------------------

                              respect to principal on mortgage loans in loan
                              group 1 and, after the principal balances of the
                              class A-1A, AM-A and AJ-A certificates have been
                              reduced to zero, the funds received or advanced
                              with respect to principal on mortgage loans in
                              loan group 2, in each case until the principal
                              balance of the subject class of certificates is
                              reduced to zero, and (ii) to the class A-1A
                              certificates, the class AM-A certificates, the
                              class AJ-A certificates, in that order, in an
                              amount equal to the funds received or advanced
                              with respect to principal on mortgage loans in
                              loan group 2 and, after the principal balance of
                              the A-4, A-4FL, AM, AM-FL, AJ and AJ-FL
                              certificates have been reduced to zero, the funds
                              received or advanced with respect to principal on
                              mortgage loans in loan group 1, until the
                              principal balance of the class A-1A, AM-A and AJ-A
                              certificates are reduced to zero.

                              Notwithstanding the foregoing, on any distribution
                              date as of which the principal balance of the
                              class A-SB certificates is required to be paid
                              down to its scheduled principal balance for that
                              distribution date in accordance with a specified
                              schedule that will be annexed to the prospectus
                              supplement, distributions of principal will be
                              made, to the extent of available funds, to reduce
                              the principal balance of the class A-SB
                              certificates to its scheduled principal balance
                              for the subject distribution date, out of the
                              funds received or advanced with respect to
                              principal on the mortgage loans in loan group 1
                              (prior to any distributions of principal from
                              those loan group 1 funds to any other class of
                              certificates on that distribution date) and, after
                              the principal balance of the class A-1A, AM-A and
                              AJ-A certificates have been reduced to zero, out
                              of the funds received or advanced with respect to
                              principal on mortgage loans in loan group 2 (prior
                              to any distributions of principal with respect to
                              the class A-1, A-2, A-2FL, A-3, A-3FL, A-4 and
                              A-4FL certificates on that distribution date).

                              If, due to losses, the certificate balances of the
                              class AM, AM-FL and AM-A certificates through
                              class T certificates are reduced to zero, payments
                              of principal to the class A-1, A-2, A-2FL, A-3,
                              A-3FL, A-SB, A-4, A-4FL and A-1A certificates (to
                              the extent that any two or more of these classes
                              are outstanding) will be made on a pro rata and
                              pari passu basis. Similarly, if due to losses, the
                              certificate balances of the class AJ, AJ-FL and
                              AJ-A certificates through class T certificates are
                              reduced to zero, payments of principal to the
                              class AM, AM-FL and AM-A certificates (to the
                              extent that any two or more of these classes are
                              outstanding) will be made on a pro rata and pari
                              passu basis. Similarly, if, due to losses, the
                              certificate balances of the class B through class
                              T certificates are reduced to zero, payments of
                              principal to the class AJ, AJ-FL and AJ-A
                              certificates (to the extent that any two or more
                              of these classes are outstanding) will be made on
                              a pro rata and pari passu basis.

                              Following retirement of the class A-1, A-2, A-2FL,
                              A-3, A-3FL, A-SB, A-4, A-4FL, A-1A, AM, AM-FL,
                              AM-A, AJ, AJ-FL and AJ-A certificates, amounts
                              distributable as principal will be distributed on
                              each distribution date, to the extent of available
                              funds to the class B, C, D, E, F, G, H, J, K, L,
                              M, N, P, Q, S and T certificates, in that order,
                              in each case until the related certificate balance
                              of the subject class of certificates is reduced to
                              zero.

LOSSES                        Losses realized on the mortgage loans and certain
                              default-related and other unanticipated expenses,
                              if any, will be allocated to the class T, S, Q, P,
                              N, M, L, K, J, H, G, F, E, D, C and B
                              certificates, in that order, and then, on a pro
                              rata and pari passu basis, to the class AJ, AJ-FL
                              and AJ-A certificates, and then, on a pro rata and
                              pari passu basis, to the class AM, AM-FL and AM-A
                              certificates, and then, on a pro rata and pari
                              passu basis, to the class A-1, A-2, A-2FL, A-3,
                              A-3FL, A-SB, A-4, A-4FL and A-1A certificates.

PREPAYMENT PREMIUMS AND
YIELD MAINTENANCE CHARGES     Any prepayment premiums or yield maintenance
                              charges collected from borrowers will be
                              distributed as described below to certificate
                              holders and/or the swap counterparty on the
                              distribution date following the collection period
                              in which the prepayment premium or yield
                              maintenance charge was received. On each
                              distribution date, the holders of each class of
                              offered certificates and of the class A-2FL,
                              A-3FL, A-4FL, AM-FL, AJ-FL (in the case of
                              floating rate classes, in the limited
                              circumstances described below), G, H, J and K
                              certificates then entitled to

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, Natixis Securities North
America Inc., Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated
(collectively, the "Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events.
The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION
REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED
BY THE INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE
TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                        5

ML-CFC COMMERCIAL MORTGAGE TRUST 2007-9

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-9
--------------------------------------------------------------------------------

                              principal distributions (to the extent such
                              prepayment premium or yield maintenance charge is
                              collected from mortgage loans in the loan group,
                              if applicable, from which such class of
                              certificates is receiving payments of principal)
                              will be entitled to a portion of prepayment
                              premiums or yield maintenance charges equal to the
                              product of (a) the amount of such prepayment
                              premiums or yield maintenance charges, net of
                              workout fees and principal recovery fees payable
                              therefrom, multiplied by (b) a fraction, which in
                              no event may be greater than 1.0, the numerator of
                              which is equal to the excess, if any, of the
                              pass-through rate of such class of certificates
                              (or, in the case of the class A-2FL, A-3FL, A-4FL,
                              AM-FL and AJ-FL certificates, the pass-through
                              rate that would be payable thereon without regard
                              to the related interest rate swap agreement as
                              described under "Interest Distributions" above)
                              over the relevant discount rate, and the
                              denominator of which is equal to the excess, if
                              any, of the mortgage interest rate of the prepaid
                              mortgage loan over the relevant discount rate,
                              multiplied by (c) a fraction, the numerator of
                              which is equal to the amount of principal
                              distributable on such class of certificates on
                              that distribution date, and the denominator of
                              which is equal to the total principal distribution
                              amount for that distribution date; provided that,
                              if any of the class A-4, A-4FL, AM, AM-FL, AJ or
                              AJ-FL certificates on the one hand and the class
                              A-1A, AM-A or AJ-A certificates on the other hand
                              were outstanding (prior to any distributions) on
                              such distribution date, then the number in clause
                              (c) will be a fraction, the numerator of which is
                              equal to the amount of principal distributable on
                              the subject class of certificates on such
                              distribution date with respect to the loan group
                              that includes the prepaid mortgage loan, and the
                              denominator of which is equal to the portion of
                              the total principal distribution amount for such
                              distribution date that is attributable to the loan
                              group that includes the prepaid mortgage loan.
                              However, as long as the related swap agreement is
                              in effect and there is no continuing payment
                              default thereunder, any prepayment premium or
                              yield maintenance charge allocable to the class
                              A-2FL, A-3FL, A-4FL, AM-FL and AJ-FL certificates
                              will be payable to the respective swap
                              counterparties.

                              The portion, if any, of the prepayment premiums or
                              yield maintenance charges remaining after any
                              payments described above will be distributed to
                              the holders of the class XP and/or XC certificates
                              as follows: (a) on each distribution date up to
                              and including the distribution date in [_____],
                              (i) to the holders of the class XP certificates,
                              an amount equal to [_____] % of that remaining
                              portion of the prepayment premiums or yield
                              maintenance charges, and (ii) to the holders of
                              the class XC certificates, an amount equal to
                              [_____]% of that remaining portion of the
                              prepayment premiums or yield maintenance charges;
                              and (b) on each distribution date that occurs
                              subsequent to [_____], to the holders of the class
                              XC certificates, an amount equal to 100% of that
                              remaining portion of the prepayment premiums or
                              yield maintenance charges.

                              All prepayment premiums and yield maintenance
                              charges payable as described above will be
                              reduced, with respect to specially serviced
                              mortgage loans, by an amount equal to certain
                              expenses of the trust fund and losses realized in
                              respect of the mortgage loans previously allocated
                              to any class of certificates.

ADVANCES                      The applicable master servicer (solely with
                              respect to those mortgage loans as to which it is
                              acting as master servicer) and, if it fails to do
                              so, the trustee will be obligated to make P&I
                              advances and servicing advances, including
                              advances of delinquent property taxes and
                              insurance, but only to the extent that such
                              advances are considered recoverable, and, in the
                              case of P&I advances, subject to appraisal
                              reductions (which are described below) that may
                              occur. However, with respect to the Farallon
                              Portfolio loan, which mortgage loan is part of a
                              "loan combination" comprised of that mortgage loan
                              and several pari passu and subordinate (or
                              "B-note") loans (that will not be included in the
                              ML-CFC 2007-9 trust) which are all secured by the
                              same mortgaged property, KeyCorp Real Estate
                              Capital Markets, Inc., as master servicer under
                              the pooling and servicing agreement governing the
                              ML-CFC 2007-8 securitization (in to which some of
                              these non-trust loans have been deposited), will
                              be obligated to make servicing advances.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, Natixis Securities North
America Inc., Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated
(collectively, the "Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events.
The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION
REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED
BY THE INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE
TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                        6

ML-CFC COMMERCIAL MORTGAGE TRUST 2007-9

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-9
--------------------------------------------------------------------------------

APPRAISAL REDUCTIONS          If any of certain adverse events or circumstances
                              described in the offering prospectus occur or
                              exist with respect to any mortgage loan or the
                              mortgaged real property for any mortgage loan,
                              that mortgage loan will be considered a required
                              appraisal loan. An appraisal reduction will
                              generally be made in the amount, if any, by which
                              the principal balance of the required appraisal
                              loan (plus other amounts overdue or advanced in
                              connection with such loan) exceeds 90% of the
                              appraised value of the related mortgaged real
                              property plus all escrows and reserves (including
                              letters of credit) held as additional collateral
                              with respect to the mortgage loan. As a result of
                              calculating an appraisal reduction amount for a
                              given mortgage loan, the interest portion of any
                              P&I advance for such loan will be reduced, which
                              will have the effect of reducing the amount of
                              interest available for distribution to the
                              certificates.

                              A required appraisal loan will generally cease to
                              be a required appraisal loan when the related
                              mortgage loan has been brought current for at
                              least three consecutive months and no other
                              circumstances exist which would cause such
                              mortgage loan to be a required appraisal loan.

OPTIONAL TERMINATION          Each master servicer, the special servicer and
                              certain certificate holders will have the option
                              to terminate the trust and retire the then
                              outstanding certificates, in whole but not in
                              part, and purchase the remaining assets of the
                              trust on or after the distribution date on which
                              the stated principal balance of the mortgage loans
                              is less than approximately 1.0% of the initial
                              mortgage pool balance. Such purchase price will
                              generally be at a price equal to the unpaid
                              aggregate principal balance of the mortgage loans,
                              plus accrued and unpaid interest and certain other
                              additional trust fund expenses, and the fair
                              market value of any REO properties acquired by the
                              trust following foreclosure.

                              In addition, if, following the date on which the
                              total principal balances of the class A-1, A-2,
                              A-2FL, A-3, A-3FL, A-SB, A-4, A-4FL, A-1A, AM,
                              AM-FL, AM-A, AJ, AJ-FL, AJ-A, B, C, D, E and F
                              certificates are reduced to zero, all of the
                              remaining certificates, except the class Y, Z, R-I
                              and R-II certificates, are held by the same
                              certificate holder, the trust fund may also be
                              terminated, subject to such additional conditions
                              as may be set forth in the pooling and servicing
                              agreement, in connection with an exchange of all
                              the remaining certificates, except the class Y, Z,
                              R-I and R-II certificates, for all the mortgage
                              loans and REO properties remaining in the trust
                              fund at the time of exchange.

CONTROLLING CLASS             The most subordinate class of principal balance
                              certificates that has a class certificate balance
                              greater than 25% of its original certificate
                              balance will be the controlling class of
                              certificates; provided, however, that if no such
                              class of principal balance certificates satisfies
                              such requirement, the controlling class of
                              certificates will be the most subordinate class of
                              principal balance certificates with a class
                              certificate balance greater than zero. Other than
                              with respect to trust mortgage loans that are part
                              of a loan combination and are described below, the
                              holder(s) of certificates representing a majority
                              interest in the controlling class will have the
                              right, subject to the limitations and conditions
                              described in the offering prospectus, to replace
                              the special servicer and select a representative
                              that may direct and advise the special servicer on
                              various servicing matters. Notwithstanding the
                              foregoing, in the case of the Wilson Farms Plaza
                              loan combination, which mortgage loan is part of a
                              "loan combination" comprised of that mortgage loan
                              and a subordinate (or "B-note") loan (that will
                              not be included in the ML-CFC 2007-9 trust--i.e. a
                              "non-trust loan") that are both secured by the
                              same mortgaged property, until certain change of
                              control trigger events occur, the related
                              non-trust loan noteholder will have the right,
                              directly or through a representative, to replace
                              the special servicer, and to advise the master
                              servicer and/or the special servicer on various
                              matters with respect to that loan combination. In
                              the case of the 6219 El Camino Real loan
                              combination, which mortgage loan is part of a loan
                              combination comprised of that mortgage loan

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, Natixis Securities North
America Inc., Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated
(collectively, the "Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events.
The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION
REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED
BY THE INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE
TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                        7

ML-CFC COMMERCIAL MORTGAGE TRUST 2007-9

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-9
--------------------------------------------------------------------------------

                              and a B-note non-trust loan that are both secured
                              by the same mortgaged property, the related
                              non-trust loan noteholder will have certain
                              consent rights with respect to loan modifications
                              with respect to that loan combination.

ERISA                         The offered certificates are expected to be
                              eligible for purchase by employee benefit plans
                              and other plans or arrangements, subject to
                              certain conditions.

SMMEA                         The offered certificates will not be "mortgage
                              related securities" for the purposes of the
                              Secondary Mortgage Market Enhancement Act of 1984.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, Natixis Securities North
America Inc., Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated
(collectively, the "Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events.
The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION
REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED
BY THE INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE
TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                        8

ML-CFC COMMERCIAL MORTGAGE TRUST 2007-9

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-9
--------------------------------------------------------------------------------

CONTACTS

                               MERRILL LYNCH & CO.

                                  John Mulligan
                             (212) 449-3860 (Phone)
                              (212) 738-1491 (Fax)

                                    Max Baker
                             (212) 449-3860 (Phone)
                              (212) 738-1491 (Fax)

                                  David Rodgers
                             (212) 449-3611 (Phone)
                              (212) 449-7684 (Fax)

                                    Joe Cuomo
                             (212) 449-3766 (Phone)
                              (212) 449-7684 (Fax)

                      NATIXIS SECURITIES NORTH AMERICA INC.

                                   Greg Murphy
                             (212) 891-6282 (Phone)
                              (212) 891-3454 (Fax)

                                 Scott Douglass
                             (212) 891-5705 (Phone)
                              (212) 891-3421 (Fax)

                        MORGAN STANLEY & CO. INCORPORATED

                                  Kara McShane
                             (212) 761-2164 (Phone)
                              (212) 507-5062 (Fax)

                                   Jon Miller
                             (212) 761-1317 (Phone)
                              (212) 507-6994 (Fax)

                       COUNTRYWIDE SECURITIES CORPORATION

                                 Tom O'Hallaron
                             (818) 225-6353 (Phone)
                              (818) 225-4032 (Fax)

                                 Marlyn Marincas
                             (818) 225-6342 (Phone)
                              (818) 225-4032 (Fax)

                                Jerry Hirschkorn
                             (212) 649-8352 (Phone)
                              (212) 649-8391 (Fax)

                                 Mark Rudnitzky
                             (818) 225-6353 (Phone)
                              (818) 225-4032 (Fax)

                              GOLDMAN, SACHS & CO.

                                Scott Wisenbaker
                             (212) 902-2858 (Phone)
                              (212) 902-1691 (Fax)

                                   Anthony Kim
                             (212) 357-7160 (Phone)
                              (212) 902-1691 (Fax)

                                 Russell Brocato
                             (212) 902-1070 (Phone)
                              (212) 428-1169 (Fax)

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, Natixis Securities North
America Inc., Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated
(collectively, the "Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events.
The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION
REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED
BY THE INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE
TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                        9

ML-CFC COMMERCIAL MORTGAGE TRUST 2007-9

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-9
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE
(THE SUM OF THE PERCENTAGE CALCULATIONS MAY NOT EQUAL 100% DUE TO ROUNDING.)

All numerical information provided with respect to the mortgage loans is provided on an approximate basis. All weighted average information provided with respect to the mortgage loans reflects a weighting of the subject mortgage loans based on their respective cut-off date principal balances. When information with respect to the mortgaged real properties is expressed as a percentage of the initial mortgage pool balance, the percentages are based upon the cut-off date principal balances of the related mortgage loans comprising the mortgage pool.
If any of the mortgage loans is secured by multiple mortgaged real properties, the cut-off date principal balance has been allocated based on any of (i) an individual property's appraised value as a percentage of the total appraised value of all of the mortgaged real properties, including the subject individual property, securing the same mortgage loan, (ii) an individual property's underwritten net operating income as a percentage of the total underwritten net operating income of all the mortgaged real properties, including the subject individual property, securing the same mortgage loan and (iii) an allocated loan balance specified in the related loan documents. Unless specifically indicated
otherwise, statistical information presented with respect to any mortgage loan in the trust that is part of a loan combination includes the related pari passu non-trust loan and excludes the related B-note non-trust loan (except with respect to the Farallon Portfolio Loan, in which case the subordinate B-notes in the trust and the subordinate non-trust B-notes are included in the statistical information, unless otherwise specified). With respect to certain mortgage loans, the debt service coverage ratios and/or cut-off date loan-to-value ratios were calculated assuming the application of a holdback amount, a cash reserve and/or a letter of credit in reduction of their respective cut-off date principal balances or taking into account various assumptions, including assumptions regarding the financial performance or value of the related mortgaged real property on a "stabilized" basis. For such mortgage loans, the information herein is not based on the actual "as-is" information. See the description of the ten largest mortgage loans that follow and "Annex
A-1--Certain Characteristics of the Mortgage Loans" in the offering prospectus.
Unless otherwise specified, the information contained in this paragraph, where applicable, applies to the information contained in the charts in this
Preliminary Structural and Collateral Term Sheet.

GENERAL CHARACTERISTICS
--------------------------------------------------------------------------------

                                                                              ALL MORTGAGE
                                                                                 LOANS
                                                                             ---------------

Initial mortgage pool balance ............................................   $2,810,764,146
Number of pooled mortgage loans ..........................................              246
Number of mortgaged properties ...........................................              566
Percentage of investment grade loans .....................................              0.0%
Average cut-off date principal balance ...................................       11,425,871
Largest cut-off date principal balance ...................................      500,000,000
Smallest cut-off date principal balance ..................................          684,177
Weighted average mortgage interest rate ..................................           6.3353%
Highest mortgage interest rate ...........................................           9.8000%
Lowest mortgage interest rate ............................................           5.5470%
Number of cross collateralized mortgage loans ............................                2
Cross collateralized mortgage loans as % of IPB ..........................              0.3%
Number of multi property mortgage loans ..................................               15
Multi property mortgage loans as a % of IPB ..............................             30.8%
Weighted average underwritten debt service coverage ratio ................             1.33x
Maximum underwritten debt service coverage ratio .........................             4.47x
Minimum underwritten debt service coverage ratio .........................             1.00x
Weighted average cut-off date loan-to-value ratio ........................             71.8%
Maximum cut-off date loan-to-value ratio .................................             81.7%
Minimum cut-off date loan-to-value ratio .................................              5.5%
Weighted average remaining term to maturity or anticipated repayment date
   (months) ..............................................................              111
Maximum remaining term to maturity or anticipated repayment date (months)               356
Minimum remaining term to maturity or anticipated repayment date (months)                29
Weighted average remaining amortization term (months)(1)..................              357
Maximum remaining amortization term (months) .............................              420
Minimum remaining amortization term (months)(1)...........................               44

                                                                                     LOAN           LOAN
                                                                                   GROUP 1        GROUP 2
                                                                               ------------------------------

Initial mortgage pool balance ..............................................   $2,186,049,230   $624,714,916
Number of pooled mortgage loans ............................................              226             20
Number of mortgaged properties .............................................              273            293
Percentage of investment grade loans .......................................              0.0%           0.0%
Average cut-off date principal balance .....................................        9,672,784     31,235,746
Largest cut-off date principal balance .....................................      130,100,000    500,000,000
Smallest cut-off date principal balance ....................................          684,177        792,814
Weighted average mortgage interest rate ....................................           6.3199%        6.3894%
Highest mortgage interest rate .............................................           9.3750%        9.8000%
Lowest mortgage interest rate ..............................................           5.5760%        5.5470%
Number of cross collateralized mortgage loans ..............................                2              0
Cross collateralized mortgage loans as % of IPB ............................              0.4%           0.0%
Number of multi property mortgage loans ....................................               14              1
Multi property mortgage loans as a % of IPB ................................             16.8%          80.0%
Weighted average underwritten debt service coverage ratio ..................             1.30x          1.45x
Maximum underwritten debt service coverage ratio ...........................             4.47x          2.65x
Minimum underwritten debt service coverage ratio ...........................             1.00x          1.15x
Weighted average cut-off date loan-to-value ratio ..........................             70.0%          78.3%
Maximum cut-off date loan-to-value ratio ...................................             81.7%          79.7%
Minimum cut-off date loan-to-value ratio ...................................              5.5%          13.2%
Weighted average remaining term to maturity or anticipated repayment date
   (months) ................................................................              109            116
Maximum remaining term to maturity or anticipated repayment date (months)...              356            165
Minimum remaining term to maturity or anticipated repayment date (months)...               29             43
Weighted average remaining amortization term (months)1 .....................              357            363
Maximum remaining amortization term (months) ...............................              420            420
Minimum remaining amortization term (months)(1).............................               44             86

----------
(1)  Excludes mortgage loans that are interest-only for the entire term.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, Natixis Securities North
America Inc., Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated
(collectively, the "Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events.
The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION
REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED
BY THE INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE
TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       10

ML-CFC COMMERCIAL MORTGAGE TRUST 2007-9

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-9
--------------------------------------------------------------------------------

                PROPERTY TYPE BY STATE MATRIX FOR MORTGAGE POOL
--------------------------------------------------------------------------------

              % OF INITIAL MORTGAGE POOL BALANCE BY PROPERTY TYPE

                            % OF INITIAL
                            MORTGAGE POOL          MANUFACTURED
          STATE               BALANCE      RETAIL    HOUSING     OFFICE
-----------------------------------------------------------------------

California ..............       22.4         5.1       0.4         6.9
   Southern .............       14.4         4.4       0.4         2.7
   Northern .............        8.0         0.7        --         4.2
New York ................        9.9         4.5       1.1         1.7
Florida .................        9.3         1.4       2.7         2.1
Texas ...................        8.7         2.4       2.5         2.2
Georgia .................        4.2         1.1       1.9         0.7
Colorado ................        4.1         2.0       1.9          --
Virginia ................        3.8         0.3        --         0.9
Missouri ................        3.0         0.2       0.3          --
Maryland ................        3.0         2.1        --         0.5
Illinois ................        2.6         0.5       0.4         0.3
District of Columbia.....        2.5          --        --         0.7
Iowa ....................        2.2         0.1       0.9          --
Utah ....................        1.8          --       1.8          --
Oregon ..................        1.8         0.8        --         0.2
Michigan ................        1.6          --       0.5         0.7
North Carolina ..........        1.5         0.1       0.7          --
Louisiana ...............        1.5          --        --         1.5
Alabama .................        1.3          --        --          --
New Jersey ..............        1.3          --       0.3          --
Pennsylvania ............        1.2         0.4       0.7          --
Ohio ....................        1.2         0.4        --         0.3
Arizona .................        1.1         0.7       0.0         0.1
Massachusetts ...........        0.9         0.9        --          --
Kansas ..................        0.9          --       0.9          --
Hawaii ..................        0.8         0.8        --          --
Oklahoma ................        0.7          --       0.4         0.1
Tennessee ...............        0.7         0.2       0.1          --
Minnesota ...............        0.7         0.7        --          --
Kentucky ................        0.6         0.4        --          --
Indiana .................        0.6         0.1       0.4          --
South Carolina ..........        0.6          --       0.3         0.3
Washington ..............        0.5         0.4        --          --
Wyoming .................        0.5          --       0.5          --
Idaho ...................        0.5          --       0.1          --
New Mexico ..............        0.4         0.0       0.3         0.1
Arkansas ................        0.4         0.1       0.1          --
Mississippi .............        0.4         0.2        --         0.2
Nevada ..................        0.3         0.2        --          --
Maine ...................        0.2          --       0.2          --
North Dakota ............        0.2          --       0.2          --
Nebraska ................        0.1          --       0.1          --
Rhode Island ............        0.0         0.0        --          --
                            -------------------------------------------
                               100.0%       26.1%     19.8%       19.5%
                            ===========================================

                                        MIXED                             SELF
          STATE            HOSPITALITY   USE   INDUSTRIAL  MULTIFAMILY  STORAGE  HEALTHCARE
-------------------------------------------------------------------------------------------

California ..............     4.9        2.7       0.3         1.1        0.9        --
   Southern .............     3.4        2.7       0.2         0.3        0.3        --
   Northern .............     1.5         --       0.1         0.8        0.6        --
New York ................      --        1.0       1.3         0.1         --       0.1
Florida .................     0.2        2.2        --          --        0.6        --
Texas ...................      --        0.2       0.7          --        0.7        --
Georgia .................     0.4         --        --         0.1         --        --
Colorado ................      --        0.1       0.1          --         --        --
Virginia ................     0.9        0.7        --         0.6        0.3        --
Missouri ................      --         --       2.1         0.3        0.0        --
Maryland ................      --         --        --          --        0.5        --
Illinois ................      --         --       1.1         0.3         --        --
District of Columbia.....     1.8         --        --          --         --        --
Iowa ....................      --        1.2        --          --         --        --
Utah ....................      --         --        --          --         --        --
Oregon ..................     0.7         --        --          --        0.1        --
Michigan ................      --         --        --         0.5         --        --
North Carolina ..........      --         --        --         0.8         --        --
Louisiana ...............      --         --        --          --         --        --
Alabama .................      --         --        --         1.0        0.3        --
New Jersey ..............      --         --        --         0.1        0.8        --
Pennsylvania ............      --         --       0.1          --         --        --
Ohio ....................     0.4         --       0.1          --         --        --
Arizona .................     0.1         --       0.3          --         --        --
Massachusetts ...........      --        0.1        --          --         --        --
Kansas ..................      --         --        --          --         --        --
Hawaii ..................      --         --        --          --         --        --
Oklahoma ................      --         --        --          --        0.2        --
Tennessee ...............      --         --       0.4          --         --        --
Minnesota ...............      --         --        --          --         --        --
Kentucky ................     0.3         --        --          --         --        --
Indiana .................      --         --        --          --        0.0        --
South Carolina ..........      --         --        --          --         --        --
Washington ..............      --        0.0        --          --         --        --
Wyoming .................      --         --        --          --         --        --
Idaho ...................     0.1         --       0.3          --         --        --
New Mexico ..............      --         --        --          --         --        --
Arkansas ................      --         --        --         0.2         --        --
Mississippi .............      --         --        --          --         --        --
Nevada ..................      --         --        --          --        0.1        --
Maine ...................      --         --        --          --         --        --
North Dakota ............      --         --        --          --         --        --
Nebraska ................      --         --        --          --         --        --
Rhode Island ............      --         --        --          --         --        --
                           ----------------------------------------------------------------
                              9.7%       8.3%      6.7%        5.2%       4.6%      0.1%
                           ================================================================

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, Natixis Securities North
America Inc., Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated
(collectively, the "Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events.
The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION
REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED
BY THE INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE
TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       11

ML-CFC COMMERCIAL MORTGAGE TRUST 2007-9

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-9
--------------------------------------------------------------------------------

SELECT CHARACTERISTICS OF MORTGAGE POOL
--------------------------------------------------------------------------------

                                                                       CUT-OFF DATE    % OF INITIAL
                                                        NUMBER OF       PRINCIPAL      MORTGAGE POOL
                                                     MORTGAGE LOANS      BALANCE          BALANCE
                                                     -----------------------------------------------

Interest Only ....................................          29        $  995,302,000         35.4%
Single Tenant ....................................          28        $  205,214,047          7.3%
Loans > 50% Single Tenant ........................          48        $  441,564,837         15.7%
Current Secondary Debt ...........................           9        $  573,071,709         20.4%
Future Secondary Debt Permitted ..................          34        $  634,854,203         22.6%
Lockbox ..........................................          72        $1,693,473,670         60.2%
Escrow Type(1)
   TI/LC Reserves(2) .............................         100        $  887,698,228         51.8%
   Real Estate Tax ...............................         206        $2,485,071,344         88.4%
   Insurance .....................................         196        $2,393,735,848         85.2%
   Replacement Reserves ..........................         165        $2,116,236,791         75.3%

----------
(1)  Includes only upfront and ongoing reserves.

(2)  TI/LC Reserves are expressed as a percentage of only the mortgage loans secured by office, retail, industrial and mixed use properties.

SELECT CHARACTERISTICS OF LOAN GROUP 1
--------------------------------------------------------------------------------

                                                                        CUT-OFF DATE   % OF INITIAL
                                                        NUMBER OF        PRINCIPAL     MORTGAGE POOL
                                                     MORTGAGE LOANS       BALANCE         BALANCE
                                                     -----------------------------------------------

Interest Only ....................................          26        $  488,577,000        22.3%
Single Tenant ....................................          28        $  205,214,047         9.4%
Loans > 50% Single Tenant ........................          48        $  441,564,837        20.2%
Current Secondary Debt ...........................           6        $   67,941,709         3.1%
Future Secondary Debt Permitted ..................          33        $  607,754,203        27.8%
Lockbox ..........................................          65        $1,161,350,986        53.1%
Escrow Type(1)
   TI/LC Reserves(2) .............................         100        $  887,698,228        51.8%
   Real Estate Tax ...............................         186        $1,860,356,428        85.1%
   Insurance .....................................         178        $1,770,892,758        81.0%
   Replacement Reserves ..........................         148        $1,501,343,701        68.7%

----------

(1)  Includes only upfront and ongoing reserves.

(2)  TI/LC Reserves are expressed as a percentage of only the mortgage loans secured by office, retail, industrial and mixed use properties.

SELECT CHARACTERISTICS OF LOAN GROUP 2
--------------------------------------------------------------------------------

                                                                      CUT-OFF DATE   % OF INITIAL
                                                       NUMBER OF        PRINCIPAL    MORTGAGE POOL
                                                     MORTGAGE LOANS      BALANCE        BALANCE
                                                     ---------------------------------------------

Interest Only ....................................          3         $506,725,000       81.1%
Single Tenant ....................................        NAP                  NAP        NAP
Loans > 50% Single Tenant ........................        NAP                  NAP        NAP
Current Secondary Debt ...........................          3         $505,130,000       80.9%
Future Secondary Debt Permitted ..................          1         $ 27,100,000        4.3%
Lockbox ..........................................          7         $532,122,683       85.2%
Escrow Type(1)
   Real Estate Tax ...............................         20         $624,714,916      100.0%
   Insurance .....................................         18         $622,843,090       99.7%
   Replacement Reserves ..........................         17         $614,893,090       98.4%

----------
(1)  Includes only upfront and ongoing reserves.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, Natixis Securities North
America Inc., Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated
(collectively, the "Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events.
The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION
REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED
BY THE INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE
TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       12

ML-CFC COMMERCIAL MORTGAGE TRUST 2007-9

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-9
--------------------------------------------------------------------------------

SELECT CHARACTERISTICS OF MORTGAGE POOL
--------------------------------------------------------------------------------

CUT-OFF DATE BALANCE ($)

                                                       AGGREGATE      % OF
                 RANGE OF                               CUT-OFF     INITIAL    % OF     % OF
                 CUT-OFF                 NUMBER OF       DATE       MORTGAGE    LOAN     LOAN
              DATE PRINCIPAL              MORTGAGE     PRINCIPAL     POOL     GROUP 1  GROUP 2
               BALANCES ($)                LOANS      BALANCE ($)   BALANCE   BALANCE  BALANCE
----------------------------------------------------------------------------------------------

684,177    - 2,999,999 ................      74     $  136,621,415     4.9%      6.0%    0.8%
3,000,000  - 3,999,999 ................      28         98,297,400     3.5%      4.0%    1.7%
4,000,000  - 4,999,999 ................      25        110,950,773     3.9%      4.9%    0.6%
5,000,000  - 5,999,999 ................      12         64,761,712     2.3%      2.7%    0.8%
6,000,000  - 6,999,999 ................      15         96,348,338     3.4%      3.6%    3.0%
7,000,000  - 7,999,999 ................      15        113,907,038     4.1%      4.1%    3.7%
8,000,000  - 9,999,999 ................      17        151,411,868     5.4%      6.1%    2.8%
10,000,000 - 12,999,999 ...............      17        184,708,318     6.6%      8.4%    0.0%
13,000,000 - 19,999,999 ...............      14        220,363,153     7.8%      9.5%    2.1%
20,000,000 - 49,999,999 ...............      21        630,445,682    22.4%     27.6%    4.3%
50,000,000 - 500,000,000 ..............       8      1,002,948,450    35.7%     23.0%   80.0%
----------------------------------------------------------------------------------------------
Total .................................     246     $2,810,764,146   100.0%    100.0%  100.0%
==============================================================================================

MIN: $684,177   MAX: $500,000,000   AVG. $11,425,871

DEBT SERVICE COVERAGE RATIO (X)

                                                       AGGREGATE      % OF
                                                        CUT-OFF      INITIAL    % OF    % OF
                                         NUMBER OF        DATE      MORTGAGE    LOAN    LOAN
                RANGE OF                  MORTGAGE     PRINCIPAL      POOL    GROUP 1  GROUP 2
                DSCRS (X)                  LOANS      BALANCE ($)    BALANCE  BALANCE  BALANCE
----------------------------------------------------------------------------------------------

1.00 - 1.14 ...........................       8     $  187,630,274     6.7%      8.6%    0.0%
1.15 - 1.19 ...........................      34        429,057,222    15.3%     18.5%    3.9%
1.20 - 1.29 ...........................     114      1,005,265,171    35.8%     42.3%   13.0%
1.30 - 1.34 ...........................      20        207,821,737     7.4%      9.2%    1.1%
1.35 - 1.39 ...........................      14        109,871,210     3.9%      5.0%    0.0%
1.40 - 1.44 ...........................       9         70,875,442     2.5%      3.0%    1.0%
1.45 - 1.49 ...........................       7        126,302,003     4.5%      5.8%    0.0%
1.50 - 1.59 ...........................      12        549,889,107    19.6%      2.2%   80.2%
1.60 - 1.99 ...........................       9         61,494,711     2.2%      2.8%    0.0%
2.00 - 4.47 ...........................      19         62,557,269     2.2%      2.6%    0.8%
----------------------------------------------------------------------------------------------
Total .................................     246     $2,810,764,146   100.0%    100.0%  100.0%
==============================================================================================

MIN: 1.00X   MAX: 4.47X   WTD. AVG. 1.33X

MORTGAGE RATE (%)

                                                       AGGREGATE      % OF
                                                        CUT-OFF      INITIAL    % OF     % OF
                                         NUMBER OF        DATE      MORTGAGE    LOAN     LOAN
                RANGE OF                  MORTGAGE     PRINCIPAL      POOL    GROUP 1  GROUP 2
           MORTGAGE RATES (%)              LOANS      BALANCE ($)    BALANCE  BALANCE  BALANCE
----------------------------------------------------------------------------------------------

5.5470 - 5.7499 .......................      15     $  215,194,333    7.7%       8.9%     3.2%
5.7500 - 5.9999 .......................      29        304,477,709   10.8%      11.0%    10.1%
6.0000 - 6.0999 .......................      11        114,953,405    4.1%       5.1%     0.5%
6.1000 - 6.1999 .......................      26        284,062,182   10.1%      13.0%     0.0%
6.2000 - 6.2999 .......................      36        386,763,936   13.8%      17.3%     1.5%
6.3000 - 6.3999 .......................      29        169,383,558    6.0%       7.3%     1.5%
6.4000 - 6.4999 .......................      28        651,873,884   23.2%       6.5%    81.6%
6.5000 - 9.8000 .......................      72        684,055,139   24.3%      30.9%     1.5%
----------------------------------------------------------------------------------------------
Total .................................     246     $2,810,764,146  100.0%     100.0%   100.0%
==============================================================================================

MIN: 5.5470%   MAX: 9.8000%   WTD. AVG. 6.3353%

CUT-OFF DATE LOAN-TO-VALUE RATIO (%)

                                                       AGGREGATE      % OF
                                                        CUT-OFF      INITIAL    % OF     % OF
                 RANGE OF                NUMBER OF       DATE       MORTGAGE    LOAN     LOAN
             CUT-OFF DATE LTV             MORTGAGE     PRINCIPAL      POOL    GROUP 1  GROUP 2
                RATIOS (%)                 LOANS      BALANCE ($)   BALANCE   BALANCE  BALANCE
-----------------------------------------------------------------------------------------------

5.5  - 50.0 ...........................      34     $   95,470,547     3.4%      4.1%     0.9%
50.1 - 60.0 ...........................      21        178,264,338     6.3%      8.2%     0.0%
60.1 - 65.0 ...........................      26        241,616,394     8.6%     11.0%     0.3%
65.1 - 70.0 ...........................      38        379,512,348    13.5%     16.3%     3.8%
70.1 - 75.0 ...........................      54        569,875,219    20.3%     25.0%     3.6%
75.1 - 77.5 ...........................      31        285,394,679    10.2%     10.9%     7.7%
77.6 - 80.0 ...........................      39        982,955,621    35.0%     21.0%    83.7%
80.1 - 81.7 ...........................       3         77,675,000     2.8%      3.6%     0.0%
-----------------------------------------------------------------------------------------------
Total .................................     246     $2,810,764,146   100.0%    100.0%   100.0%
===============================================================================================

MIN: 5.5%   MAX: 81.7%   WTD. AVG. 71.8%

MATURITY DATE OR ARD LOAN-TO-VALUE RATIO (%)

                                                       AGGREGATE      % OF
                 RANGE OF                               CUT-OFF      INITIAL    % OF    % OF
               MATURITY DATE             NUMBER OF       DATE       MORTGAGE    LOAN    LOAN
                  OR ARD                  MORTGAGE     PRINCIPAL      POOL    GROUP 1  GROUP 2
              LTV RATIOS (%)               LOANS      BALANCE ($)    BALANCE  BALANCE  BALANCE
----------------------------------------------------------------------------------------------

Fully Amortizing ......................      10     $   42,440,420     1.5%      1.9%     0.3%
7.0  - 40.0 ...........................      18         47,345,057     1.7%      2.0%     0.6%
40.1 - 50.0 ...........................      16        151,585,406     5.4%      6.9%     0.0%
50.1 - 60.0 ...........................      47        290,196,526    10.3%     13.3%     0.0%
60.1 - 62.4 ...........................      22        123,175,271     4.4%      5.2%     1.6%
62.5 - 65.0 ...........................      33        305,118,323    10.9%     12.4%     5.6%
65.1 - 67.4 ...........................      22        301,412,069    10.7%     12.5%     4.3%
67.5 - 70.0 ...........................      27        237,001,764     8.4%     10.5%     1.1%
70.1 - 75.0 ...........................      38        509,901,310    18.1%     21.7%     5.7%
75.1 - 81.7 ...........................      13        802,588,000    28.6%     13.6%    80.8%
----------------------------------------------------------------------------------------------
Total .................................     246     $2,810,764,146   100.0%    100.0%   100.0%
==============================================================================================

MIN: 7.0%   MAX: 81.7%   WTD. AVG. 68.1%

ORIGINAL TERM TO MATURITY OR ARD (MOS)

                                                       AGGREGATE      % OF
                                                        CUT-OFF      INITIAL   % OF     % OF
                  RANGE OF               NUMBER OF        DATE      MORTGAGE    LOAN     LOAN
               ORIGINAL TERMS             MORTGAGE     PRINCIPAL      POOL    GROUP 1  GROUP 2
             TO MATURITY (MOS.)            LOANS      BALANCE ($)    BALANCE  BALANCE  BALANCE
----------------------------------------------------------------------------------------------

1   - 60 ..............................      12     $  273,181,627     9.7%     12.0%     1.6%
73  - 84 ..............................       6        135,059,000     4.8%      6.2%     0.0%
97  - 120 .............................     213      2,284,581,115    81.3%     76.7%    97.4%
121 - 360 .............................      15        117,942,404     4.2%      5.1%     0.9%
----------------------------------------------------------------------------------------------
Total .................................     246     $2,810,764,146   100.0%    100.0%   100.0%
==============================================================================================

MIN: 35   MAX: 360   WTD. AVG. 116

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, Natixis Securities North
America Inc., Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated
(collectively, the "Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events.
The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION
REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED
BY THE INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE
TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       13

ML-CFC COMMERCIAL MORTGAGE TRUST 2007-9

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-9
--------------------------------------------------------------------------------

REMAINING TERM TO MATURITY OR ARD (MOS)

                                                       AGGREGATE      % OF
                                                        CUT-OFF      INITIAL    % OF     % OF
                  RANGE OF               NUMBER OF        DATE      MORTGAGE    LOAN     LOAN
               REMAINING TERMS            MORTGAGE     PRINCIPAL      POOL    GROUP 1  GROUP 2
             TO MATURITY (MOS.)            LOANS      BALANCE ($)    BALANCE  BALANCE  BALANCE
----------------------------------------------------------------------------------------------

29  - 60 ..............................      16     $  279,738,352    10.0%     12.2%     2.3%
61  - 84 ..............................       6        135,059,000     4.8%      6.2%     0.0%
85  - 121 .............................     218      2,331,193,707    82.9%     78.7%    97.6%
122 - 356 .............................       6         64,773,088     2.3%      2.9%     0.1%
----------------------------------------------------------------------------------------------
Total .................................     246     $2,810,764,146   100.0%    100.0%   100.0%
==============================================================================================

MIN: 29  MAX: 356  WTD. AVG. 111

REMAINING PARTIAL IO TERM (MOS)

                                                       AGGREGATE      % OF
                                                        CUT-OFF      INITIAL    % OF     % OF
                                         NUMBER OF        DATE      MORTGAGE    LOAN     LOAN
           RANGE OF REMAINING             MORTGAGE     PRINCIPAL      POOL    GROUP 1  GROUP 2
            PARTIAL IO TERMS               LOANS      BALANCE ($)    BALANCE  BALANCE  BALANCE
----------------------------------------------------------------------------------------------

10 - 14 ...............................       5     $   76,052,000     2.7%     3.5%     0.0%
15 - 24 ...............................      17        113,080,000     4.0%     4.8%     1.2%
25 - 34 ...............................      43        438,880,000    15.6%    18.8%     4.4%
35 - 39 ...............................       8         42,190,000     1.5%     1.9%     0.0%
40 - 54 ...............................       6        121,800,000     4.3%     5.3%     1.0%
55 - 82 ...............................      45        532,870,000    19.0%    22.8%     5.6%
----------------------------------------------------------------------------------------------
Total .................................     124     $1,324,872,000    47.1%    57.1%    12.1%
==============================================================================================

MIN: 10   MAX:82   WTD. AVG. 44

PROPERTY STATE/LOCATION

                                                        AGGREGATE      % OF
                                                         CUT-OFF      INITIAL    % OF     % OF
                                          NUMBER OF       DATE       MORTGAGE    LOAN     LOAN
                                          MORTGAGED    PRINCIPAL       POOL    GROUP 1  GROUP 2
               LOCATION                  PROPERTIES    BALANCE ($)    BALANCE  BALANCE  BALANCE
-----------------------------------------------------------------------------------------------

California ............................       55     $  629,011,112    22.4%    28.0%      2.6%
 Southern .............................       37        405,130,394    14.4%    17.8%      2.6%
 Northern .............................       18        223,880,718     8.0%    10.2%      0.0%
New York ..............................       37        277,769,488     9.9%    11.8%      3.3%
Florida ...............................       45        261,116,336     9.3%     8.4%     12.3%
Texas .................................       89        245,172,723     8.7%     8.0%     11.4%
Georgia ...............................       28        117,144,004     4.2%     2.8%      8.9%
Other(a) ..............................      312      1,280,550,483    45.6%    41.0%     61.5%
-----------------------------------------------------------------------------------------------
Total .................................      566     $2,810,764,146   100.0%   100.0%    100.0%
===============================================================================================

(a)  Includes 36 states and the District of Columbia.

PROPERTY TYPE

                                                        AGGREGATE      % OF
                                                         CUT-OFF      INITIAL    % OF     % OF
                                          NUMBER OF       DATE       MORTGAGE    LOAN     LOAN
                                          MORTGAGED     PRINCIPAL      POOL    GROUP 1  GROUP 2
             PROPERTY TYPE               PROPERTIES    BALANCE ($)   BALANCE   BALANCE  BALANCE
-----------------------------------------------------------------------------------------------

Retail ................................     96      $  732,563,708    26.1%     33.5%     0.0%
Multifamily ...........................    308         702,744,430    25.0%      3.6%   100.0%
 Multifamily ..........................     22         145,705,748     5.2%      1.5%    18.1%
 Manufactured Housing .................    286         557,038,682    19.8%      2.1%    81.9%
Office ................................     52         547,419,022    19.5%     25.0%     0.0%
Hospitality ...........................     17         272,874,701     9.7%     12.5%     0.0%
Mixed Use .............................     25         233,017,652     8.3%     10.7%     0.0%
Industrial ............................     25         189,575,581     6.7%      8.7%     0.0%
Self Storage ..........................     42         128,594,115     4.6%      5.9%     0.0%
Healthcare ............................      1           3,974,939     0.1%      0.2%     0.0%
----------------------------------------------------------------------------------------------
Total .................................    566      $2,810,764,146   100.0%    100.0%   100.0%
==============================================================================================

AMORTIZATION TYPES

                                                       AGGREGATE      % OF
                                                        CUT-OFF      INITIAL    % OF     % OF
                                         NUMBER OF       DATE       MORTGAGE    LOAN     LOAN
                                          MORTGAGE     PRINCIPAL      POOL    GROUP 1  GROUP 2
          AMORTIZATION TYPES               LOANS      BALANCE ($)   BALANCE   BALANCE  BALANCE
----------------------------------------------------------------------------------------------

IO-Balloon ............................     122     $1,311,272,000    46.7%     56.5%    12.1%
Interest Only .........................      29        995,302,000    35.4%     22.3%    81.1%
Balloon ...............................      85        461,749,727    16.4%     19.3%     6.5%
Fully Amortizing ......................      10         42,440,420     1.5%      1.9%     0.3%
----------------------------------------------------------------------------------------------
Total .................................     246     $2,810,764,146   100.0%    100.0%   100.0%
==============================================================================================

REMAINING STATED AMORTIZATION TERM (MOS)

                                                       AGGREGATE      % OF
                                                        CUT-OFF      INITIAL    % OF     % OF
                                         NUMBER OF        DATE      MORTGAGE    LOAN     LOAN
         RANGE OF REMAINING STATED        MORTGAGE     PRINCIPAL      POOL    GROUP 1  GROUP 2
         AMORTIZATION TERMS (MOS.)         LOANS      BALANCE ($)    BALANCE  BALANCE  BALANCE
----------------------------------------------------------------------------------------------

Interest Only .........................      29     $  995,302,000    35.4%     22.3%   81.1%
 44 - 240 .............................      10         33,860,404     1.2%      1.3%    0.9%
241 - 300 .............................      14        113,065,895     4.0%      5.2%    0.0%
301 - 360 .............................     172      1,418,760,400    50.5%     60.8%   14.2%
361 - 420 .............................      21        249,775,446     8.9%     10.4%    3.7%
----------------------------------------------------------------------------------------------
Total .................................     246     $2,810,764,146   100.0%    100.0%  100.0%
==============================================================================================

MIN: 44   MAX: 420   WTD. AVG. 357

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, Natixis Securities North
America Inc., Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated
(collectively, the "Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events.
The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION
REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED
BY THE INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE
TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       14

ML-CFC COMMERCIAL MORTGAGE TRUST 2007-9

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-9
--------------------------------------------------------------------------------

CLASS A-1 (1-5 YEARS)
--------------------------------------------------------------------------------

                                               AGGREGATE        LOAN BALANCE
                                             CUT-OFF DATE      AT MATURITY /
                                  LOAN     PRINCIPAL BALANCE       ARD TO
LOAN/PROPERTY NAME               SELLER   ALLOCATED TO CLASS       CLASS       STATE
-------------------------------------------------------------------------------------

1611 West Peachtree Street        MLML       $6,600,000.00     $  6,600,000      GA
East Lake Self Storage             LNR        1,039,052.25          701,817      CA

CLASS A-1 TOTAL BALLOON                                         $ 7,301,817
REMAINING A-1 AMORTIZATION                                      $48,375,183
CLASS A-1 CERTIFICATE BALANCE                                   $55,677,000

                                                   REMAINING                CUT-OFF
                                                    TERM TO                  DATE
                                    PROPERTY      MATURITY /    REMAINING     LTV     U/W NCF
LOAN/PROPERTY NAME                    TYPE       ARD (MONTHS)   IO PERIOD    RATIO     DSCR
---------------------------------------------------------------------------------------------

1611 West Peachtree Street           Office           29           29         79.5      1.41
East Lake Self Storage            Self Storage        43            0         10.4      4.18

CLASS A-1 TOTAL BALLOON
REMAINING A-1 AMORTIZATION
CLASS A-1 CERTIFICATE BALANCE

CLASS A-2 AND CLASS A-2FL (5 YEAR)
--------------------------------------------------------------------------------

                                                  AGGREGATE        LOAN BALANCE
                                                CUT-OFF DATE      AT MATURITY /
                                     LOAN     PRINCIPAL BALANCE       ARD TO
LOAN/PROPERTY NAME                  SELLER   ALLOCATED TO CLASS       CLASS        STATE
-----------------------------------------------------------------------------------------

Hilton Embassy Row                    EHY      $ 50,000,000.00    $ 50,000,000       DC
DLJ West Coast Hotel Portfolio        EHY       130,100,000.00     127,443,864    Various
Conroe Medical Center                 CRF        11,960,000.00      11,960,000       TX
TBC Facility                          CRF        10,400,000.00      10,400,000       TN
Harbor Cove Plaza                     CRF         4,987,945.20       4,703,835       CA
Morgan 7 RV Park Portfolio            CRF        37,938,681.85      35,805,876    Various
Bascom Avenue                         CRF         8,350,000.00       8,171,472       CA
Secured Self Storage of Galt          CRF         2,700,000.00       2,575,681       CA

CLASS A-2 AND A-2FL TOTAL BALLOON                                 $251,060,728
REMAINING A-2 AND A-2FL
   AMORTIZATION                                                   $  7,048,272
CLASS A-2 AND A-2FL CERTIFICATE
   BALANCE                                                        $258,109,000

                                                             REMAINING                CUT-OFF
                                                              TERM TO                  DATE
                                          PROPERTY          MATURITY /    REMAINING     LTV     U/W NCF
LOAN/PROPERTY NAME                          TYPE           ARD (MONTHS)   IO PERIOD    RATIO     DSCR
-------------------------------------------------------------------------------------------------------

Hilton Embassy Row                       Hospitality            55           55         65.6      1.35
DLJ West Coast Hotel Portfolio           Hospitality            56           32         73.6      1.22
Conroe Medical Center                      Office               57           57         64.6      1.41
TBC Facility                             Industrial             57           57         76.2      1.26
Harbor Cove Plaza                          Office               57            0         68.9      1.25
Morgan 7 RV Park Portfolio          Manufactured Housing        58            0         71.2      1.45
Bascom Avenue                              Office               58           34         59.6      1.15
Secured Self Storage of Galt            Self Storage            59           11         70.5      1.24

CLASS A-2 AND A-2FL TOTAL BALLOON
REMAINING A-2 AND A-2FL
   AMORTIZATION
CLASS A-2 AND A-2FL CERTIFICATE
   BALANCE

CLASS A-3 AND CLASS A-3FL (7 YEAR)
--------------------------------------------------------------------------------

                                                   AGGREGATE        LOAN BALANCE
                                                 CUT-OFF DATE      AT MATURITY /
                                      LOAN     PRINCIPAL BALANCE       ARD TO
LOAN/PROPERTY NAME                   SELLER   ALLOCATED TO CLASS       CLASS       STATE
-----------------------------------------------------------------------------------------

300 Capitol Mall                      EHY      $104,330,000.00     $104,330,000      CA
Crown Heights Portfolio             Natixis       9,544,000.00        9,544,000      NY
Medical Arts Square                   EHY         3,960,000.00        3,699,499      NM
Metro Storage - Gateway               CRF         3,100,000.00        3,100,000      FL
Reed Elsevier                         CRF         9,425,000.00        9,425,000      OH
Metro Storage - Lock & Key            CRF         4,700,000.00        4,700,000      FL

CLASS A-3 AND A-3FL TOTAL BALLOON                                  $134,798,499
REMAINING A-3 AND A-3FL
   AMORTIZATION                                                    $        501
CLASS A-3 AND A-3FL CERTIFICATE
   BALANCE                                                         $134,799,000

                                                     REMAINING                CUT-OFF
                                                      TERM TO                  DATE
                                       PROPERTY     MATURITY /    REMAINING     LTV     U/W NCF
LOAN/PROPERTY NAME                       TYPE      ARD (MONTHS)   IO PERIOD    RATIO     DSCR
-----------------------------------------------------------------------------------------------

300 Capitol Mall                       Office           80            80        79.0     1.27
Crown Heights Portfolio                Various          80            80        67.2     1.32
Medical Arts Square                    Office           80            20        80.0     1.37
Metro Storage - Gateway             Self Storage        81            81        64.9     1.39
Reed Elsevier                          Office           82            82        65.0     1.78
Metro Storage - Lock & Key          Self Storage        82            82        69.5     1.39

CLASS A-3 AND A-3FL TOTAL BALLOON
REMAINING A-3 AND A-3FL
   AMORTIZATION
CLASS A-3 AND A-3FL CERTIFICATE
   BALANCE

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, Natixis Securities North
America Inc., Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated
(collectively, the "Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events.
The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION
REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED
BY THE INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE
TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       15

ML-CFC COMMERCIAL MORTGAGE TRUST 2007-9

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-9
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS
--------------------------------------------------------------------------------

                                                      NUMBER OF
                                                       MORTGAGE
                                                        LOANS/
                                                      MORTGAGED     CUT-OFF DATE
                                          MORTGAGE       REAL        PRINCIPAL
NO.   LOAN NAME                         LOAN SELLER   PROPERTIES      BALANCE
---------------------------------------------------------------------------------

1.    Farallon Portfolio                    MLML        1   274    $  500,000,000
2.    DLJ West Coast Hotel Portfolio        EHY         1     6       130,100,000
3.    300 Capitol Mall                      EHY         1     1       104,330,000
4.    Janss Marketplace                     CRF         1     1        60,000,000
5.    Promenade Gateway                     CRF         1     1        55,100,000
6.    St. Louis Flex Office Portfolio       CRF         1     6        52,450,000
7.    Cayre Portfolio                     Natixis       1     4        50,968,450
8.    Hilton Embassy Row                    EHY         1     1        50,000,000
9.    9777 Wilshire Boulevard               CRF         1     1        47,000,000
10.   Northwood Centre                      CRF         1     1        46,175,000
---------------------------------------------------------------------------------
      TOTAL/WTD. AVG.                                  10   296    $1,096,123,450
=================================================================================

        % OF
       INITIAL                                       LOAN
      MORTGAGE                                      BALANCE               CUT-OFF
        POOL           PROPERTY         PROPERTY      PER       DSCR     DATE LTV
NO.    BALANCE           TYPE            SIZE(1)   SF/UNIT(2)  (X)(2)   RATIO (%)(2)
------------------------------------------------------------------------------------

1.      17.8%    Manufactured Housing     57,165   $ 27,561      1.50x      79.7%
2.       4.6%    Hospitality               1,159    112,252      1.22       73.6
3.       3.7%    Office                  383,238        272      1.27       79.0
4.       2.1%    Retail                  455,346        132      1.19       66.7
5.       2.0%    Mixed Use               123,087        448      1.10       69.3
6.       1.9%    Industrial              864,540         61      1.18       75.3
7.       1.8%    Various                 259,094        197      1.16       55.6
8.       1.8%    Hospitality                 197    253,807      1.35       65.6
9.       1.7%    Office                  131,192        358      1.13       70.7
10.      1.6%    Mixed Use               491,086         94      1.49       81.7
------------------------------------------------------------------------------------
        39.0%                                                    1.35X      75.4%
====================================================================================

(1)  Property size is indicated in rooms (for hospitality properties), pads (for manufactured housing properties) and square feet for all other property types.

(2)  Calculations with respect to the Farallon Portfolio Loan are based on the aggregate principal balance of the Farallon Portfolio Loan Combination (as defined herein). The DSCR(x) assumes a LIBOR of 6.50% (LIBOR strike price plus 75 basis points) with respect to the portion of the Farallon Portfolio
     Loan Combination consisting of the non-trust floating rate A note.

MORTGAGE POOL PREPAYMENT PROFILE
--------------------------------------------------------------------------------

                    PERCENT OF REMAINING BALANCE ANALYSIS(1)

                                                              % OF REM
             MONTHS                         AGGREGATE        MORTGAGE
             SINCE                          REMAINING      POOL BALANCE
            CUT-OFF      NUMBER OF          PRINCIPAL        LOCK OUT/
  PERIOD      DATE    MORTGAGE LOANS         BALANCE       DEFEASANCE(2)
------------------------------------------------------------------------

11/1/2007       0          246         $2,810,764,146.50       75.84%
11/1/2008      12          246         $2,803,905,179.86       75.81%
11/1/2009      24          246         $2,795,054,543.72       67.75%
11/1/2010      36          245         $2,776,683,169.57       84.96%
11/1/2011      48          241         $2,756,345,679.42       84.62%
11/1/2012      60          230         $2,477,329,806.56       85.66%
11/1/2013      72          230         $2,456,407,633.19       85.69%
11/1/2014      84          224         $2,297,512,329.08       90.00%
11/1/2015      96          223         $2,271,929,793.65       90.07%
11/1/2016     108          219         $2,211,624,953.37       84.64%
11/1/2017     120            4         $   41,000,045.24       37.03%
11/1/2018     132            3         $   13,929,415.10       98.24%
11/1/2019     144            2         $    5,410,625.68       97.00%
11/1/2020     156            2         $    3,713,038.42       98.04%
11/1/2021     168            1         $    1,895,014.00      100.00%
11/1/2022     180            0         $              --        0.00%

                 % OF REM              % OF REM        % OF REM
                 MORTGAGE              MORTGAGE        MORTGAGE
               POOL BALANCE        POOL BALANCE X%   POOL BALANCE
  PERIOD    YIELD MAINTENANCE(3)       PENALTY(4)        OPEN        TOTAL
---------------------------------------------------------------------------

11/1/2007          23.72%               0.45%            0.00%      100.00%
11/1/2008          23.74%               0.45%            0.00%      100.00%
11/1/2009          31.80%               0.45%            0.00%      100.00%
11/1/2010          14.43%               0.45%            0.16%      100.00%
11/1/2011          14.79%               0.58%            0.00%      100.00%
11/1/2012          13.40%               0.94%            0.00%      100.00%
11/1/2013          13.38%               0.93%            0.00%      100.00%
11/1/2014           9.18%               0.82%            0.00%      100.00%
11/1/2015           9.12%               0.81%            0.00%      100.00%
11/1/2016           9.05%               0.82%            5.49%      100.00%
11/1/2017           0.78%               0.00%           62.20%      100.00%
11/1/2018           1.76%               0.00%            0.00%      100.00%
11/1/2019           3.00%               0.00%            0.00%      100.00%
11/1/2020           0.00%               0.00%            1.96%      100.00%
11/1/2021           0.00%               0.00%            0.00%      100.00%
11/1/2022           0.00%               0.00%            0.00%        0.00%

----------
(1)  Calculated assuming that no mortgage loan prepays, defaults or is repurchased prior to stated maturity (except that mortgage loans with anticipated repayment dates (ARD loans) are assumed to prepay on their anticipated repayment dates and except that mortgage loans with conversion dates (converting loans) are assumed to prepay on their conversion dates).
     Otherwise, Mortgage Pool Prepayment Profile is calculated based on Modeling
     Assumptions as described in the offering prospectus.

(2)  Mortgage loans included in this category are locked out from prepayment, but may include periods during which defeasance is permitted.

(3)  Including mortgage loans that permit defeasance or prepayment with yield maintenance, mortgage loans that permit greater of yield maintenance cost and x% penalties and 500 Carson Town Center when repurchase charges are due.

(4)  Including mortgage loans that permit defeasance or x% penalties.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, Natixis Securities North
America Inc., Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated
(collectively, the "Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events.
The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION
REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED
BY THE INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE
TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       16

ML-CFC COMMERCIAL MORTGAGE TRUST 2007-9

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-9
--------------------------------------------------------------------------------

                      [THIS PAGE INTENTIONALLY LEFT BLANK.]

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, Natixis Securities North
America Inc., Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated
(collectively, the "Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events.
The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION
REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED
BY THE INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE
TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       17

ML-CFC COMMERCIAL MORTGAGE TRUST 2007-9

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-9
--------------------------------------------------------------------------------

FARALLON PORTFOLIO

                                 [PHOTO OMITTED]

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
Number of Mortgaged Real Properties                                          274
Location (City/State)                                                    Various
Property Type                                               Manufactured Housing
Size (Pads)                                                               57,165
Percentage Physical Occupancy as of April 30, 2007                         82.6%
Year Built                                                               Various
Year Renovated                                                           Various
Appraisal Value                                                   $1,975,955,000
Average Monthly Rent Per Pad                                                $325
Underwritten Economic Occupancy                                            82.0%
Underwritten Revenues                                               $213,097,027
Underwritten Total Expenses                                          $54,201,845
Underwritten Net Operating Income (NOI)                             $158,895,181
Underwritten Net Cash Flow (NCF)                                    $156,037,181
4/30/2007 (TTM) NOI                                                 $149,331,279
2006 NOI                                                            $145,844,254
2005 NOI                                                            $120,287,472
--------------------------------------------------------------------------------

                                 [PHOTO OMITTED]

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
Mortgage Loan Seller                                                        MLML
Loan Group                                                                     2
Origination Date                                                   July 31, 2007
Cut-off Date Principal Balance(1)                                   $500,000,000
Cut-off Date Loan Balance Per Pad                                        $27,561
Percentage of Initial Mortgage Pool Balance                                17.8%
Number of Mortgage Loans                                                       1
Type of Security (Fee/Leasehold)(2)                                Fee/Leasehold
Mortgage Rate                                                            6.4650%
Amortization Type                                                  Interest Only
IO Period (Months)                                                           120
Original Term to Maturity/ARD (Months)                                       120
Original Amortization Term (Months)                                          NAP
Call Protection(5,6)                                                  YM, Def, O
Lockbox                                                                     Hard
Cut-off Date LTV Ratio(1)                                                  79.7%
LTV Ratio at Maturity or ARD1                                              79.7%
Underwritten DSCR on NOI(1,3,4)                                            1.53x
Underwritten DSCR on NCF(1,3,4)                                            1.50x
--------------------------------------------------------------------------------

(1)  The Farallon Portfolio Loan Combination was originated in the amount of
     $1,575,500,000 of which $500,000,000 is included in the trust. The Farallon
     Portfolio Loan is evidenced by twenty (20) interest only promissory notes totalling $500,000,000 with original terms to maturity of 120 months. The multiple other notes evidencing the loan either have been securitized in prior securitizations or may be securitized in one or more future securitizations. Calculations of LTV, DSCR and Cut-off Date Loan Balance
     Per Pad are based on the whole loan amount of $1,575,500,000.

(2)  One of the 274 manufactured housing communities is owned in leasehold. See the section entitled "Ground Lease" below.

(3)  The DSCR calculations assume an interest rate of 6.50% (LIBOR strike price plus 75 basis points) with respect to the portion of the Farallon Portfolio
     Loan Combination consisting of the floating rate A note non-trust loan.

(4)  The DSCR calculations include cash flow from the Farallon Rental Housing
     Portfolio (as defined below under "--The Loan"). The Underwritten DSCR on
     NOI and Underwritten DSCR on NCF excluding the cash flow from the Farallon
     Rental Housing Portfolio is 1.30x and 1.27x, respectively.

(5)  See the section entitled "Prepayment" below.

(6)  See the section entitled "Defeasance" below.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, Natixis Securities North
America Inc., Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated
(collectively, the "Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events.
The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION
REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED
BY THE INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE
TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       18

ML-CFC COMMERCIAL MORTGAGE TRUST 2007-9

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-9
--------------------------------------------------------------------------------

                                  [MAP OMITTED]

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, Natixis Securities North
America Inc., Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated
(collectively, the "Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events.
The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION
REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED
BY THE INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE
TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       19

ML-CFC COMMERCIAL MORTGAGE TRUST 2007-9

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-9
--------------------------------------------------------------------------------

THE LOAN. The mortgage loan included in the trust (the "Farallon Portfolio
Loan") is evidenced by twenty (20) fixed rate notes and is secured by first mortgages encumbering Borrower's fee interests in two hundred seventy three
(273) manufactured housing communities and a leasehold interest in one (1)
manufactured housing community, which communities are located in twenty three
(23) states (collectively the "Farallon Portfolio") and, until such time as the
Debt Service Coverage Ratio equals 1.43x, a pledge of equity in entities that own approximately 9,098 rental homes dispersed throughout the 274 communities
(the "Farallon Rental Housing Portfolio"). The Farallon Portfolio Loan
represents approximately 17.8% of the initial mortgage pool balance and approximately 80.0% of the initial loan group 2 balance. The Farallon Portfolio
Loan was originated on July 31, 2007 and has a principal balance as of the cut-off date of $500,000,000. The Farallon Portfolio Loan has a scheduled maturity date of August 1, 2017. The Farallon Portfolio Loan permits prepayment and defeasance as described in the sections entitled "Prepayment" and
"Defeasance" below.

The Farallon Portfolio Loan is a portion of a whole mortgage loan with an original principal balance of $1,575,500,000 (the "Farallon Portfolio Loan
Combination"). The Farallon Portfolio Loan Combination is evidenced by forty-five (45) notes as follows: (i) six (6) five-year fixed rate A notes with an aggregate initial principal balance of $139,470,000 and an interest rate of
6.4194% per annum, none of which are held by the trust; (ii) four (4) seven-year fixed rate A notes with an aggregate initial principal balance of $92,980,000 and an interest rate of 6.5226% per annum, none of which are held by the trust;
(iii) twelve (12) ten-year fixed rate A notes with an aggregate initial principal balance of $267,550,000 (together with the notes in clauses (i) and
(ii) above, the "Farallon Portfolio Loan Fixed Rate A Notes") and an interest rate of 6.4650%, ten (10) of which are held by the trust with an aggregate initial principal balance of $232,450,000; (iv) one (1) floating rate A note with an initial principal balance of $500,000,000 (the "Farallon Portfolio Loan
Floating Rate A Note"), and an interest rate of one-month LIBOR plus 0.75% per annum, and a two-year term subject to three one-year extensions if certain conditions are satisfied, which note is not held by the trust; (v) six (6)
five-year fixed rate B notes (which are generally subordinate to all A notes)
with an aggregate initial principal balance of $160,530,000 and an interest rate of 6.4194% per annum, none of which are held by the trust; (vi) four (4)
seven-year fixed rate B notes (which are generally subordinate to all A notes)
with an aggregate initial principal balance of $107,020,000 and an interest rate of 6.5226% per annum, none of which are held by the trust; and (vii) twelve (12)
ten-year fixed rate B notes (which are generally subordinate to all A notes)
with an aggregate initial principal balance of $307,950,000 (together with the notes in clauses (v) and (vi) above, the "Farallon Portfolio Loan Fixed Rate B
Notes" and together with the Farallon Portfolio Loan Fixed Rate A Notes, the
"Farallon Portfolio Loan Fixed Rate Notes") and an interest rate of 6.4650%, ten
(10) of which are held by the trust with an aggregate initial principal balance of $267,550,000. All of the forty-five (45) notes that comprise the Farallon
Portfolio Loan Combination, including the Farallon Portfolio Loan, are secured by the mortgages encumbering the Farallon Portfolio and are interest only for their respective terms.

The twenty-five (25) notes that comprise the Farallon Portfolio Loan Combination that are not held by the trust have been securitized in prior securitizations or may be securitized in one or more future securitizations. The pooling and servicing agreement for the ML-CFC Commercial Mortgage Trust 2007-8, Commercial
Mortgage Pass-Through Certificates, Series 2007-8 securitization transaction and the intercreditor agreement for the Farallon Portfolio Loan Combination will govern the servicing of the Farallon Portfolio Loan Combination. The controlling class of the ML-CFC Commercial Mortgage Trust 2007-9, Commercial Mortage
Pass-Through Certificates, Series 2007-9 securitization transaction will have the right to direct and advise the applicable master servicer and the special servicer, and have certain approval rights, with respect to various servicing matters and major decisions relating to the Farallon Portfolio Loan Combination
(collectively, "Farallon Portfolio Control Rights").

                                      -----------------------------------------------------------------------------------------
                                      $500 million*                              | $500 million
                                      Farallon Portfolio Loan Fixed Rate A-Notes | Farallon Portfolio Loan Floating Rate A-Note
                                      (5, 7, and 10 year maturities)             | (2 year maturity)
Farallon Portfolio Loan Combination   -----------------------------------------------------------------------------------------
$1,575,500,000                                                        $575.5 million*
                                                                      Farallon Portfolio Loan Fixed Rate B-Notes
                                                                      (5, 7, and 10 year maturities)
                                      -----------------------------------------------------------------------------------------

*    The five-year, seven-year and ten-year fixed rate portions are further divided into pari passu A and pari passu B Notes with 5, 7, and 10 year terms as set forth above. Each fixed rate A Note has a corresponding B
     Note. Each A Note will generally be senior to all the B Notes.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, Natixis Securities North
America Inc., Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated
(collectively, the "Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events.
The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION
REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED
BY THE INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE
TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       20

ML-CFC COMMERCIAL MORTGAGE TRUST 2007-9

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-9
--------------------------------------------------------------------------------

THE BORROWERS. The borrower under the Farallon Portfolio Loan is made up of forty (40) single member Delaware limited liability companies, each a single purpose, bankruptcy remote entity 100% indirectly owned and controlled by
American Residential Communities JV LLC, a Delaware limited liability company
(the "Joint Venture"). The majority interest in the Joint Venture is indirectly owned (i) by funds managed by Farallon Capital Management, LLC ("Farallon") and
(ii) by funds managed by Helix Funds LLC ("Helix Funds"). A non-consolidation opinion was delivered in connection with the origination of the Farallon
Portfolio Loan.

Farallon is a global investment management company that manages discretionary equity capital of more than $26 billion, largely from institutional investors such as university endowments, foundations, and pension plans. Farallon was founded in March 1986 by Thomas F. Steyer. Farallon invests in public and private debt and equity securities, direct investments in private companies and real estate. Farallon invests in real estate across all asset classes around the world, including the United States, Europe, Latin America and India. Farallon
employs approximately 120 people in its headquarters in San Francisco,
California.

Farallon's joint venture partner is Helix Funds, a Chicago-based private real estate investment management company, the management team of which collectively has more than 40 years of experience in the manufactured home communities business, including the acquisition of more than 75 communities across the
United States.

THE PROPERTIES. The Farallon Portfolio consists of 274 manufactured housing communities located across 23 states. The Farallon Portfolio in the aggregate contains approximately 57,165 homesites in communities ranging in size from 17 to 931 homesites. The Farallon Rental Housing Portfolio consists of approximately 9,098 rental homes disbursed throughout the 274 manufactured housing communities which make up the Farallon Portfolio. The Farallon Rental
Housing Portfolio is operated by one or more subsidiaries of the Joint Venture.
No appraisals were completed for assets in the Farallon Rental Housing
Portfolio, and such portfolio will be released from the collateral when the
Farallon Portfolio (excluding the Farallon Portfolio Rental Housing Portfolio)
achieves a Debt Service Coverage Ratio of 1.43x.

The owners of the Farallon Rental Housing Portfolio lease homesites from the
Borrowers pursuant to one or more leases, which leases provide for rent to be payable for each leased homesite in the event the homesite (and the manufactured home located on such homesite) is occupied by a lessee or other user paying rent. Any such rents are to be no less than the greater of the subrental rate for the homesite or market rates. After the closing date, the owners of the
Farallon Rental Housing Portfolio may add additional homes to the Farallon
Rental Housing Portfolio. After January 1, 2008, certain new homes added to the
Farallon Rental Housing Portfolio may be financed and encumbered by liens related to such financing. After the release of the Farallon Rental Housing
Portfolio collateral (see below), the entire Farallon Rental Housing Portfolio may be financed and encumbered by liens related to such financing.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, Natixis Securities North
America Inc., Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated
(collectively, the "Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events.
The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION
REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED
BY THE INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE
TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       21

ML-CFC COMMERCIAL MORTGAGE TRUST 2007-9

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-9
--------------------------------------------------------------------------------

                 NUMBER OF   NUMBER     % OF                                  AVERAGE    AVERAGE
STATE           PROPERTIES  OF PADS  TOTAL PADS  UNDERWRITTEN NOI  % OF NOI  OCCUPANCY  RENT/PAD
------------------------------------------------------------------------------------------------

Texas                50      9,207      16.1%      $ 24,368,410      15.3%      78.5      $311
Florida              19      5,971      10.4%        19,656,396      12.4%      92.6      $353
Kansas               29      5,113       8.9%         9,954,308       6.3%      73.4      $252
Georgia              16      4,970       8.7%        16,337,149      10.3%      86.5      $374
Colorado             18      3,938       6.9%        13,958,481       8.8%      78.9      $407
Utah                 19      3,802       6.7%        14,407,611       9.1%      93.9      $360
Iowa                 14      3,691       6.5%         8,256,871       5.2%      81.0      $301
Pennsylvania         21      2,575       4.5%         6,236,629       3.9%      91.1      $288
North Carolina       10      2,489       4.4%         6,222,048       3.9%      77.6      $324
Oklahoma             13      2,486       4.3%         5,284,087       3.3%      73.4      $239
New York             11      2,045       3.6%         5,413,492       3.4%      79.1      $424
Missouri              9      1,604       2.8%         4,344,480       2.7%      85.4      $304
Illinois              7      1,588       2.8%         3,344,240       2.1%      78.2      $292
Wyoming              13      1,577       2.8%         5,246,579       3.3%      93.5      $276
Indiana               5      1,209       2.1%         3,770,274       2.4%      86.4      $331
South Carolina        3      1,184       2.1%         2,962,976       1.9%      78.0      $299
Michigan              3        838       1.5%         1,997,361       1.3%      68.0      $384
New Mexico            3        753       1.3%         2,122,310       1.3%      82.3      $376
Tennessee             3        674       1.2%         1,231,710       0.8%      73.7      $302
North Dakota          2        458       0.8%         1,421,915       0.9%      93.0      $345
Arkansas              3        378       0.7%         1,027,258       0.6%      91.8      $274
Idaho                 2        342       0.6%           629,889       0.4%      76.3      $238
Nebraska              1        273       0.5%           700,706       0.4%      82.8      $290
------------------------------------------------------------------------------------------------
TOTAL/WTD. AVG.     274     57,165     100.0%      $158,895,181     100.0%      82.6      $325
================================================================================================

                                 [MAP OMITTED]

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, Natixis Securities North
America Inc., Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated
(collectively, the "Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events.
The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION
REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED
BY THE INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE
TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       22

ML-CFC COMMERCIAL MORTGAGE TRUST 2007-9

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-9
--------------------------------------------------------------------------------

COMPETITIVE CONDITIONS.(1) The Farallon Portfolio is subject to competitive conditions. According to third-party appraisals, there are multiple competitive properties in each of the assets' respective submarkets. The reported weighted average market rents for the identified competitive set is $299.69 per month with a range of $246.89 to $352.48 as compared to the subject portfolio of
$309.21 per month over the trailing twelve months. The reported weighted average vacancy for the competitive set is 15.6% as compared to the subject portfolio of
17.1% over the trailing twelve months.

LOCKBOX. The Farallon Portfolio Loan Combination is structured so that all monies with respect to the Farallon Portfolio are deposited by the Borrowers or property manager into a local collection account (other than security deposits which are deposited into a separate security deposits account). Funds in the local collection accounts are periodically swept into the lender controlled central collection account from which payments of debt service and reserve deposits are made.

ESCROWS.

                             LOAN ESCROWS / RESERVES

TYPE:                                     INITIAL                 MONTHLY
---------------------------------------------------------------------------
Taxes                                    $6,933,000              $1,218,340
Insurance                                $  684,275              $        0(1)
Capital Expenditures                     $2,238,600              $  238,167
Deferred Maintenance                     $  536,646              $        0
Environmental                            $1,370,644              $        0

(1)  Each month Borrower is required to deposit an amount into the insurance escrow such that the amount therein equals or exceeds one half of the insurance premiums over the current policy period (pro rated to 12 months).

DEFEASANCE. After the later of (i) the date that the principal balance of the
Farallon Portfolio Loan Floating Rate A Note has been paid in full and (ii) the earlier of (a) the date that is 2 years after the final securitization of the entire Farallon Portfolio Loan Combination (including all notes) and (b) August
1, 2010 (the "First Open Defeasance Date"), the Farallon Portfolio Loan
Combination may be defeased with United States government obligations. After the
First Open Defeasance Date, the Borrowers may also obtain a release of one or more individual properties from the lien of the mortgage in connection with a partial defeasance subject to fulfillment of certain conditions, including providing defeasance collateral in an amount equal to 125% of the then-current allocated loan amount for the property(ies) being defeased and satisfaction of the Debt Service Coverage Test. Each such partial defeasance shall be allocated pro-rata across the Farallon Portfolio Loan Fixed Rate Notes.

PREPAYMENT. So long as the principal balance of the Farallon Portfolio Loan
Floating Rate A Note has been paid in full, but prior to the First Open
Defeasance Date, Borrower may prepay the Farallon Portfolio Loan in full together with payment in full of the remaining Farallon Portfolio Loan Fixed
Rate Notes upon the payment of the greater of 1% of the prepaid amount or yield maintenance determined in accordance with the loan agreement. On or after May 1,
2012, the Borrower may prepay the five-year portion of the Farallon Portfolio
Loan Combination without any prepayment premium or yield maintenance. On or after May 1, 2014, the Borrower may prepay the seven-year portion of the
Farallon Portfolio Loan Combination without any prepayment premium or yield maintenance. On or after May 1, 2017, the Borrower may prepay the ten-year portion of the Farallon Portfolio Loan Combination without any prepayment premium or yield maintenance.

SUBSTITUTION PROVISIONS. The Borrower has the right on one or more occasions, to obtain the release of one or more of the properties from the lien of the mortgage up to an aggregate amount of 20% of the Farallon Portfolio Loan
Combination principal balance on the closing date by substituting one or more manufactured housing community properties of like kind and quality acquired by the applicable Borrower, subject, in each case, to the fulfillment of certain conditions described in the loan documents including, without limitation, satisfaction of the Debt Service Coverage Test and delivery of appraisals, environmental reports, title policies, opinions, loan documents and rating agency confirmation that any rating issued in connection with a securitization of the Farallon Portfolio Loan Combination will not, as a result of the proposed substitution, be downgraded from the then-current ratings thereof, qualified or withdrawn.

PROPERTY RELEASES.

Release Upon Maturity. In connection with the repayment (or prepayment on or after May 1, 2012 or May 1, 2014, as applicable) of the five-year and seven-year notes that comprise the Farallon Portfolio Loan Combination, the Borrower may
obtain a release of certain manufactured home communities, provided certain requirements are satisfied (including, without limitation, satisfaction of the
Debt Service Coverage Test) and the remaining manufactured housing communities in the Farallon Portfolio have a geographical composition and diversity characteristics no less favorable to lender, as determined by Borrower in its reasonable good faith judgment, than prior to such release.

(1)  Certain information was obtained from a third party appraisal. The appraisal relies on many assumptions, and no representation is made as to the accuracy of the assumptions underlying the appraisal.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, Natixis Securities North
America Inc., Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated
(collectively, the "Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events.
The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION
REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED
BY THE INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE
TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       23

ML-CFC COMMERCIAL MORTGAGE TRUST 2007-9

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-9
--------------------------------------------------------------------------------

In connection with the prepayment in whole or in part of the Farallon Portfolio
Loan Floating Rate A Note, the Borrower may effectuate the following property releases:

Capital Events. In connection with any (i) sale of a manufactured housing community to a third party or an affiliate or (ii) any refinancing, provided that Borrower transfers such manufactured home community to an affiliate simultaneously with such refinance, Borrower may, provided certain requirements are satisfied (including, without limitation, satisfaction of the Debt Service
Coverage Test and, if such event occurs on or prior to the 24th payment date, a prepayment fee and/or spread maintenance, as applicable), apply the proceeds of such sale or refinancing (in an amount equal to the greater of (x) the then-current allocated loan amount of such manufactured home community and (y)
90% of the net proceeds received in connection with such sale or refinance
(which amount shall not exceed 125% of the then-current allocated loan amount ))
to prepay the Farallon Portfolio Loan Floating Rate A Note.

Held For Sale Events. In connection with any sale of certain "held-for-sale"
manufactured housing communities, Borrower may, provided certain requirements are satisfied (including, without limitation, satisfaction of the Debt Service
Coverage Test and, if such event occurs on or prior to the 24th payment date, a reduced prepayment fee equal to 0.15% of the amount prepaid), apply the proceeds of such sale or refinancing (in an amount equal to the greater of (x) the then-current allocated loan amount of such manufactured home community and (y)
90% of the net proceeds received in connection with such sale or refinance
(which amount shall not exceed 125% of the then-current allocated loan amount ))
to prepay up to $160,000,000 of the Farallon Portfolio Loan Floating Rate A
Note.

OTHER RELEASES. In the event Borrower cannot comply with certain covenants contained in the loan documents with respect to any one manufactured housing community, Borrower may obtain a release of such individual manufactured housing community in accordance with the release, substitution and/or partial defeasance provisions described above.

FARALLON RENTAL HOUSING PORTFOLIO RELEASE PROVISIONS. The Farallon Rental
Housing Portfolio will be released from the collateral when the Farallon
Portfolio alone achieves a Debt Service Coverage Ratio of 1.43x.

ADDITIONAL DEBT. Not permitted. Certain affiliates of Borrower are permitted to enter into a revolving credit facility secured by a non-controlling interest in
Borrower, not to exceed $15,000,000 during the first year of the loan and
$25,000,000 thereafter.

PROPERTY MANAGEMENT. ARC Management Services, LLC is the property manager for all the Farallon Portfolio properties and the Farallon Rental Housing Portfolio.
The property manager is affiliated with the Borrowers.

GROUND LEASE. One manufactured housing community (Birchwood Farms, located in
Birch Run, Michigan) is owned in leasehold. The initial term of the ground lease expires on April 12, 2099. Annual rent due under the ground lease is $90,576 and increases on April 20, 2010 and every five years thereafter, by the lesser of
(a) 20% of the rent then in effect or (b) the cumulative CPI increase over the prior five year period. Pursuant to an option agreement, Borrower may purchase the related fee interest and such purchase is permitted under the loan documents provided that Borrower delivers customary title endorsements, opinions and amendments to the applicable mortgage in order to subject the related fee interest to the lien of the mortgage.

As used herein "Debt Service Coverage Ratio" means, as of any date of calculation with respect to the Farallon Portfolio, the quotient expressed to two decimal places of the underwritten net cash flow of the Farallon Portfolio, and not the Farallon Rental Housing Portfolio, divided by the aggregate Assumed
Loan Debt Service (rounded to the nearest hundredth). The underwritten net cash flow is calculated using the revenue during the most recent three month period annualized and the expenses for the most recent twelve month period.

As used herein "Assumed Loan Debt Service" means the annual debt service on the
Farallon Portfolio Loan Combination calculated (i) with respect to the Farallon
Portfolio Loan Fixed Rate Notes, using the computed debt service during the prior 12-month period and assuming that the Farallon Portfolio Loan Fixed Rate
Notes had been outstanding during such period with an outstanding principal balance equal to same at the time of calculation and (ii) with respect to the
Farallon Portfolio Loan Floating Rate A Note, using an assumed interest rate equal to the then applicable interest rate cap strike rate (as of the closing date, the strike rate is 5.75%, and during any Farallon Portfolio Loan Floating
Rate A Note extension term, shall be 6.0%, provided such strike rate may be adjusted by lender such that the Debt Service Coverage Ratio during the applicable extension term taking into account interest rate cap payments at the adjusted strike rate is not less than 1.43x) plus 0.75% over the prior 12-month period and assuming that the Farallon Portfolio Loan Floating Rate A Note had been outstanding during such period with an outstanding principal balance equal to same at the time of calculation.

As used herein, "Debt Service Coverage Test" means as of any date of calculation with respect to a property release, substitution, partial defeasance or other event, a test which shall be satisfied if the Debt Service Coverage Ratio for the manufactured housing communities that remain in the Farallon Portfolio (or with respect to a substitution, are collateral for the Farallon Portfolio Loan
Combination following such substitution) after such property release, substitution, partial defeasance or other event, equals or exceeds the greater of (i) 1.23x and (ii) the lesser of (A) the Debt Service Coverage Ratio immediately prior to the applicable property release, substitution, partial defeasance or other event and (B) 1.43x.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, Natixis Securities North
America Inc., Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated
(collectively, the "Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events.
The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION
REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED
BY THE INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE
TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       24

ML-CFC COMMERCIAL MORTGAGE TRUST 2007-9

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-9
--------------------------------------------------------------------------------

PROPERTY SUMMARY

                        FARALLON PORTFOLIO PROPERTIES(1)

                                                                                    ANNUAL     ANNUAL     ANNUAL
                                                                                  EFFECTIVE  EFFECTIVE  EFFECTIVE
                                               2005   2006  T-12 4/07  4/30/2007     2005       2006    T-12 4/07
     PROPERTY NAME             LOCATION        OCC    OCC      OCC        OCC        RENT       RENT      RENT
-----------------------------------------------------------------------------------------------------------------

Westview                  Gillette, WY        85.2%  97.2%    98.6%      99.2%      2,938      3,220      3,296
Highview                  Gillette, WY        91.0%  98.5%    99.2%     100.0%      2,946      3,304      3,369
Denton Falls              Denton, TX          60.0%  56.7%    55.5%      54.8%      3,527      3,601      3,629
Shiloh Pines              Tyler, TX           73.0%  72.7%    72.4%      71.9%      2,767      2,923      2,979
Southfork                 Denton, TX          87.8%  77.5%    75.4%      73.0%      3,538      3,741      3,768
Meadowbrook               Pueblo, CO          63.8%  57.5%    56.0%      55.6%      2,961      3,086      3,161
Loveland                  Loveland, CO        94.8%  93.1%    93.2%      92.0%      4,618      4,763      4,802
Brittany Place            Topeka, KS          88.1%  87.9%    88.6%      87.4%      2,426      2,790      2,857
Pleasant Grove (CO)       Fort Collins, CO    84.9%  79.7%    79.8%      77.7%      4,335      4,330      4,378
Seascape                  Corpus Christi, TX  60.1%  56.9%    56.2%      54.3%      2,908      2,953      3,008
Willow Springs            Fort Worth, TX      82.3%  69.3%    70.7%      68.1%      2,464      3,005      3,134
Cimmaron Village          Cheyenne, WY        90.3%  88.6%    90.1%      93.5%      2,932      3,007      3,074
Englewood Village         Cheyenne, WY        92.2%  94.7%    95.8%      98.4%      3,161      3,425      3,487
Cowboy                    Pocatello, ID       77.1%  70.5%    70.4%      72.4%      3,797      2,853      2,822
Springdale Lake           Belton, MO          89.3%  87.3%    86.4%      85.6%      3,008      3,494      3,563
Tanglewood                Huntsville, TX      78.3%  80.1%    80.4%      80.2%      2,806      2,974      2,994
Cloverleaf                Moline, IL          95.5%  94.5%    93.5%      92.8%      3,123      3,314      3,457
The Woodlands             Wichita, KS         74.6%  71.9%    70.8%      69.6%      2,589      2,895      2,896
Ridgewood Estates         Topeka, KS          88.6%  86.8%    85.6%      87.0%      2,821      2,993      3,059
Rose Country Estates      Tyler, TX           78.2%  80.4%    79.8%      83.5%      2,473      2,631      2,621
Twin Oaks                 Wichita, KS         72.2%  71.5%    70.8%      71.6%      2,407      2,656      2,629
El Lago                   Fort Worth, TX      90.2%  89.1%    88.4%      87.6%      3,666      3,850      3,965
Audora                    Wichita, KS         80.0%  81.9%    81.1%      78.4%      2,496      2,802      2,822
El Dorado                 Sherman, TX         66.8%  59.2%    58.1%      58.2%      2,586      2,865      2,888
El Lago II                Fort Worth, TX      84.1%  84.2%    82.1%      78.9%      3,478      3,526      3,455
Whispering Hills          Coal Valley, IL     87.2%  93.8%    94.0%      95.6%      2,665      2,825      2,957
Creekside Estates         Seagoville, TX      80.8%  80.1%    80.6%      81.3%      3,064      3,337      3,392
Village North             Lewisville, TX      90.4%  94.5%    96.1%      98.6%      4,340      4,619      4,677
Oak Park Village (TX)     Coppell, TX         90.7%  90.7%    90.7%      87.1%      4,611      4,832      4,881
Creekside                 Seagoville, TX      84.8%  83.3%    82.6%      82.1%      2,868      3,018      3,053
Kimberly @ Creekside      Seagoville, TX      84.3%  84.5%    82.9%      80.6%      2,890      3,061      3,087
Dynamic                   DeSoto, TX          85.8%  89.5%    89.6%      90.4%      3,415      3,767      3,788
Navajo Lake Estates       Wichita, KS         66.7%  63.4%    62.7%      65.0%      2,516      2,809      2,812
Glen Acres                Wichita, KS         69.8%  66.0%    61.0%      60.2%      2,457      2,696      2,643
Sherwood Acres            Wichita, KS         63.4%  61.4%    60.6%      60.9%      2,464      2,749      2,723
Belaire                   Pocatello, ID       81.1%  78.7%    78.5%      80.4%      2,656      2,655      2,685
Portside                  Jacksonville, FL    97.4%  97.9%    97.7%      97.5%      3,719      3,796      3,850
The Towneship at Clifton  Wichita, KS         56.2%  51.1%    48.5%      45.4%      2,486      2,725      2,728
Prairie Village           Salina, KS          82.6%  84.9%    84.5%      83.1%      2,641      2,980      3,029
El Caudillo               Wichita, KS         89.3%  87.6%    87.4%      91.0%      2,495      2,883      2,883
Village Park              Greensboro, NC      85.8%  83.0%    82.3%      82.6%      3,172      3,458      3,461
River Oaks                Kansas City, KS     79.5%  75.5%    74.9%      73.2%      2,886      3,228      3,332
Sunset Village            Gainesville, TX     78.8%  70.2%    69.1%      65.7%      2,477      2,691      2,770
Hidden Hills              Casper, WY          96.4%  92.7%    91.9%      94.5%      2,592      2,950      2,974
Westlake                  Oklahoma City, OK   72.3%  70.1%    70.6%      70.7%      2,391      2,602      2,605
Burntwood                 Oklahoma City, OK   85.5%  84.3%    83.1%      81.9%      2,487      2,697      2,769
Willow Terrace            Fort Worth, TX      65.2%  64.2%    64.4%      65.5%      3,031      3,113      3,167
Timberland                Choctaw, OK         77.8%  79.5%    79.9%      80.3%      2,190      2,562      2,588
Northern Hills            Springdale, AR      88.1%  89.4%    90.1%      94.4%      2,626      3,069      3,128
Oak Glen                  Fayetteville, AR    87.9%  88.5%    89.3%      95.5%      2,576      2,968      2,915
Eastview                  Gillette, WY        82.5%  94.5%    96.8%     100.0%      3,095      3,272      3,360
Mesquite Ridge            Dallas, TX          88.6%  94.6%    94.7%      95.8%      2,996      3,206      3,228
Mesquite Meadows          Dallas, TX          88.2%  88.8%    87.6%      85.0%      2,991      3,230      3,277
Terrace                   Casper, WY          97.1%  95.9%    95.3%      95.5%      2,594      2,908      2,994
Shadow Mountain           Sherman, TX         70.0%  60.9%    59.9%      60.5%      2,675      2,791      2,851
Mesquite Green            Dallas, TX          92.1%  94.4%    94.7%      95.0%      3,027      3,296      3,378
Pine Hills                Lawrence, KS        90.8%  87.5%    85.4%      83.3%      2,855      3,155      3,170
Riverside (KS)            Lawrence, KS        96.9%  95.0%    93.5%      92.5%      3,005      3,172      3,170
Overholser Village        Oklahoma City, OK   81.2%  83.3%    82.0%      80.9%      2,344      2,574      2,617
Cottonwood Grove          Plano, TX           94.4%  96.7%    96.9%      96.6%      4,496      4,790      4,889

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, Natixis Securities North
America Inc., Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated
(collectively, the "Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events.
The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION
REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED
BY THE INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE
TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       25

ML-CFC COMMERCIAL MORTGAGE TRUST 2007-9

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-9
--------------------------------------------------------------------------------

                        FARALLON PORTFOLIO PROPERTIES(1)

                                                                                       ANNUAL     ANNUAL     ANNUAL
                                                                                     EFFECTIVE  EFFECTIVE  EFFECTIVE
                                                2005    2006   T-12 4/07  4/30/2007     2005       2006    T-12 4/07
     PROPERTY NAME             LOCATION         OCC      OCC      OCC        OCC        RENT       RENT      RENT
--------------------------------------------------------------------------------------------------------------------

Countryside (OK)          Stillwater, OK        70.8%   58.4%    57.5%       56.0%     2,407      2,582       2,654
Eastern Villa             Stillwater, OK        81.5%   75.6%    74.2%       71.2%     2,399      2,598       2,611
Oakridge / Stonegate      Stillwater, OK        80.2%   70.7%    68.0%       67.6%     2,383      2,517       2,521
Riverchase                Manhattan, KS         97.6%   98.0%    98.4%       98.7%     2,374      2,568       2,620
Colonial Gardens          Manhattan, KS         98.9%   99.1%    99.4%       99.1%     2,627      2,756       2,820
Chalet City               Crowley, TX           82.4%   81.3%    81.2%       80.1%     3,353      3,634       3,702
Carriage Court East       Orlando, FL           98.1%   99.4%    99.8%      100.0%     3,571      3,721       3,809
Carriage Court Central    Orlando, FL           98.0%   97.1%    97.8%       99.2%     3,488      3,610       3,695
Oak Park Village (FL)     Gainesville, FL       92.8%   95.0%    95.2%       95.9%     2,699      2,729       2,795
Glenview                  Midwest City, OK      71.0%   68.3%    67.9%       68.3%     2,346      2,596       2,594
Westmoor                  Oklahoma City, OK     70.2%   70.4%    69.8%       68.3%     2,500      2,642       2,601
Commerce Heights          Commerce City, CO     95.6%   97.3%    96.7%       94.1%     4,427      4,601       4,722
Golden Rule               Oklahoma City, OK     79.2%   84.6%    83.6%       84.1%     2,262      2,556       2,597
Misty Hollow              Midwest City, OK      57.7%   55.0%    53.8%       54.1%     1,935      2,419       2,544
Sunset 77                 Douglass, KS          64.4%   55.5%    52.5%       48.1%     1,930      2,158       2,150
Countryside (KS)          Hays, KS              81.3%   75.4%    74.2%       74.1%     2,166      2,508       2,547
Highland Acres            Lewisville, TX        87.6%   95.3%    96.8%       96.9%     3,972      4,311       4,395
Evergreen Village - IA    Sioux City, IA        74.0%   74.6%    74.8%       74.1%     2,931      3,252       3,319
Countryside Village (TN)  Columbia, TN          66.4%   62.6%    64.5%       65.1%     2,867      2,955       3,059
Sycamore Square           Wichita, KS           38.6%   34.9%    33.2%       31.4%     2,241      2,455       2,462
Eagle Ridge               Lewisville, TX        92.5%   93.6%    93.2%       95.2%     3,946      4,203       4,293
Green Valley Village      Casper, WY            95.2%   93.5%    94.2%       96.2%     2,592      2,946       2,945
Shady Creek               Dallas, TX            78.2%   76.4%    77.1%       78.9%     2,865      3,201       3,254
Summit Oaks               Fort Worth, TX        83.3%   80.8%    79.7%       78.2%     3,566      3,774       3,780
Rolling Hills             Dallas, TX            87.4%   88.5%    89.1%       90.1%     3,026      3,390       3,438
West Cloud Commons        Salina, KS            67.1%   68.4%    68.3%       67.0%     2,456      2,765       2,793
Cedar Creek, KS           Salina, KS            57.7%   57.4%    56.8%       55.5%     2,475      2,756       2,769
Stony Brook North         Raleigh, NC           93.2%   95.5%    95.6%       96.2%     4,404      4,619       4,698
Wheel Estates             Orlando, FL           99.8%   99.1%    98.1%       96.3%     2,719      2,819       2,880
Meadowood                 Topeka, KS            90.3%   87.0%    86.2%       85.2%     2,426      2,846       2,883
Lakewood - TX             Royse City, TX        79.7%   74.7%    75.9%       76.2%     2,955      3,102       3,113
Ewing Trace               Des Moines, IA        98.9%   98.9%    98.6%       97.3%     3,772      4,314       4,384
The Meadows               Aurora, CO            89.2%   92.6%    91.9%       91.7%     5,290      5,386       5,374
Washingtonville Manor     Washingtonville, NY  100.0%  100.0%   100.0%      100.0%     6,711      7,217       7,311
Mission Estates           El Paso, TX           66.8%   67.3%    69.5%       70.6%     2,975      3,188       3,250
Brookside                 West Jordan, UT       92.0%   91.2%    92.0%       92.9%     3,947      4,076       4,186
Chalet North              Apopka, FL            94.1%   95.4%    96.3%       97.8%     3,992      4,070       4,163
Cypress Shores            Winter Haven, FL      88.5%   86.7%    87.1%       87.2%     3,304      3,497       3,481
Brookshire Village        House Springs, MO     71.7%   76.3%    75.7%       72.3%     2,726      2,941       3,143
South Arlington Estates   Arlington, TX         74.6%   85.8%    88.1%       91.5%     3,441      3,859       3,865
Autumn Forest             Browns Summit, NC     49.9%   44.2%    42.7%       41.8%     2,835      2,972       2,995
Woodlake                  Greensboro, NC        64.2%   61.9%    61.7%       62.4%     3,304      3,528       3,556
Arlington Lakeside        Arlington, TX         89.7%   84.7%    84.4%       83.6%     3,616      3,956       4,088
Four Seasons              Fayetteville, GA      87.7%   88.5%    86.3%       80.8%     3,370      3,584       3,664
Lamplighter Village       Marietta, GA          93.7%   96.5%    96.0%       95.6%     4,188      4,518       4,599
Shadowood                 Acworth, GA           92.5%   92.7%    90.1%       85.4%     3,846      4,165       4,190
Stone Mountain            Stone Mountain, GA    83.9%   83.4%    82.9%       82.0%     4,255      4,515       4,659
Highland                  Elkhart, IN           89.5%   93.5%    93.7%       93.5%     2,910      3,102       3,100
Birchwood Farms           Birch Run, MI         90.3%   92.0%    89.8%       86.6%     3,625      3,922       3,943
Cedar Knoll               Waterloo, IA          95.4%   95.4%    95.5%       93.1%     2,497      2,733       2,822
Cedar Terrace             Cedar Rapids, IA      78.7%   77.6%    76.8%       76.1%     2,951      3,404       3,399
Five Seasons Davenport    Davenport, IA         77.5%   78.5%    78.5%       77.6%     2,681      3,074       3,123
Marion Village            Marion, IA            79.2%   76.9%    75.5%       73.8%     2,899      3,276       3,276
Silver Creek              Davenport, IA         83.4%   82.2%    81.8%       82.6%     2,718      3,084       3,147
Mallard Lake              Pontoon Beach, IL     93.4%   92.9%    92.0%       91.0%     3,564      3,458       3,483
Encantada                 Las Cruces, NM        83.9%   82.2%    82.2%       81.6%     3,951      4,087       4,168
Royal Crest               Los Alamos, NM        79.3%   77.5%    77.2%       78.1%     5,532      5,550       5,649
Brookside Village - TX    Dallas, TX            80.0%   80.4%    79.5%       79.0%     3,040      3,441       3,482
Meadow Glen               Keller, TX            64.4%   56.6%    55.1%       52.3%     3,058      3,290       3,354
Silver Leaf               Mansfield, TX         89.5%   92.7%    95.1%       96.6%     2,872      3,177       3,240
Pleasant View Estates     Bloomsburg, PA        71.6%   73.9%    74.5%       75.5%     2,872      3,165       3,178

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, Natixis Securities North
America Inc., Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated
(collectively, the "Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events.
The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION
REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED
BY THE INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE
TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       26

ML-CFC COMMERCIAL MORTGAGE TRUST 2007-9

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-9
--------------------------------------------------------------------------------

                   FARALLON PORTFOLIO PROPERTIES(1)

                                                                                        ANNUAL     ANNUAL     ANNUAL
                                                                                      EFFECTIVE  EFFECTIVE  EFFECTIVE
                                                  2005   2006   T-12 4/07  4/30/2007     2005       2006    T-12 4/07
     PROPERTY NAME               LOCATION         OCC     OCC       OCC       OCC        RENT       RENT      RENT
---------------------------------------------------------------------------------------------------------------------

Brookside Village - PA     Berwick, PA           83.0%   87.6%     87.6%      87.7%     2,843      3,112      3,156
Carsons                    Chambersburg, PA      86.8%   87.1%     86.7%      86.3%     2,520      2,578      2,602
Chelsea                    Sayre, PA             84.5%   94.6%     94.8%      90.6%     2,854      2,809      2,807
Collingwood MHP            Horseheads, NY        77.7%   73.2%     73.1%      72.8%     2,574      2,943      3,112
Crestview - PA             Athens, PA            56.3%   62.9%     65.3%      65.7%     2,537      2,690      2,703
Valley View - Danboro      Danboro, PA           98.8%   98.2%     99.5%     100.0%     4,333      4,557      4,568
Valley View - Ephrata      Ephrata, PA           94.0%   95.6%     95.6%      95.2%     3,228      3,590      3,604
Frieden Manor              Schuylkill Haven, PA  87.1%   90.6%     90.8%      90.7%     2,903      3,048      3,118
Green Acres                Chambersburg, PA      99.7%  100.0%    100.0%     100.0%     2,459      2,443      2,448
Gregory Courts             Honey Brook, PA       95.7%   94.6%     94.0%      90.0%     4,007      3,921      4,015
Valley View - Honey Brook  Honey Brook, PA       86.3%   93.1%     94.0%      94.4%     3,725      4,037      4,080
Huguenot Estates           Port Jervis, NY       99.3%   99.7%     99.7%      99.4%     3,989      4,469      4,637
Maple Manor                Taylor, PA            87.8%   91.4%     90.9%      90.0%     2,716      3,072      3,103
Monroe Valley              Jonestown, PA         98.1%   94.4%     93.0%      93.2%     3,027      3,291      3,211
Moosic Heights             Avoca, PA             82.5%   89.8%     90.8%      91.5%     2,707      2,863      2,959
Mountaintop                Narvon, PA            92.5%   91.7%     91.5%      92.3%     3,777      4,029      4,019
Oakwood Lake Village       Tunkhannock, PA       88.9%   90.6%     89.7%      87.3%     2,705      2,818      2,858
Pine Haven MHP             Blossvale, NY         64.7%   63.9%     63.6%      63.9%     2,594      2,587      2,668
Sunny Acres                Somerset, PA          96.4%   98.5%     98.7%      98.6%     2,624      2,763      2,810
Sunnyside                  Norristown, PA        95.1%   92.2%     90.9%      88.7%     4,693      5,034      5,092
Suburban Estates           Greensburg, PA        93.3%   94.0%     94.4%      94.5%     2,634      2,721      2,709
Western Mobile Estates     West Valley City, UT  81.3%   84.7%     85.0%      86.1%     3,664      3,898      3,965
Harmony Road               Fort Collins, CO      88.6%   83.2%     83.1%      83.5%     4,488      4,594      4,655
Inspiration Valley         Arvada, CO            88.2%   89.6%     90.7%      92.1%     5,342      5,397      5,508
Mountainside Estates       Golden, CO            86.8%   84.9%     84.3%      82.5%     5,451      5,602      5,669
Oasis                      Pueblo, CO            87.3%   88.3%     88.5%      90.1%     3,785      3,816      3,850
Mobile Gardens             Denver, CO            90.7%   81.8%     81.8%      85.0%     5,260      5,279      5,407
Sheridan                   Arvada, CO            89.5%   90.9%     90.5%      89.3%     5,251      5,546      5,584
Stoneybrook                Greeley, CO           65.9%   55.5%     52.7%      51.6%     4,299      4,442      4,505
Sunset Country             Pueblo, CO            70.3%   65.0%     63.2%      62.3%     3,607      3,750      3,793
Thornton Estates           Thornton, CO          97.4%   97.7%     97.9%      97.1%     5,173      5,271      5,347
Villa West (CO)            Greeley, CO           86.1%   76.4%     74.5%      74.6%     3,958      4,093      4,106
Country Club Crossing      Altoona, IA           88.5%   91.3%     91.1%      92.0%     3,672      4,403      4,453
Tallview Terrace           Sioux City, IA        82.4%   84.2%     84.0%      81.8%     2,927      3,258      3,305
Siouxland Estates          South Sioux City, NE  87.6%   86.6%     85.7%      82.8%     2,964      3,265      3,300
Deerpointe                 Jacksonville, FL      82.2%   86.4%     86.3%      85.7%     3,062      3,123      3,152
Countryside (CO)           Greeley, CO           90.9%   88.0%     89.2%      93.1%     3,731      3,869      3,875
Shady Lane                 Commerce City, CO     90.5%   92.4%     92.8%      90.6%     4,017      4,205      4,299
Easy Living                Lawrence, KS          95.6%   95.7%     96.2%      93.8%     3,147      3,261      3,317
Harper Woods               Lawrence, KS          86.2%   87.4%     86.2%      83.6%     3,017      3,080      3,089
Rockview Heights           Arnold, MO            86.4%   83.8%     83.0%      82.0%     2,980      3,144      3,190
Wikiup                     Henderson, CO         93.0%   91.3%     91.0%      91.2%     5,229      5,477      5,544
Blue Valley                Manhattan, KS         95.8%   97.4%     97.1%      96.6%     2,098      2,439      2,487
Sleepy Hollow              Wichita, KS           42.1%   29.3%     28.5%      29.2%     2,515      2,736      2,742
Ortega Village             Jacksonville, FL      72.0%   67.7%     68.1%      69.4%     2,950      3,070      3,072
Magnolia Circle            Jacksonville, FL      82.0%   92.5%     92.8%      92.9%     2,842      3,136      3,159
Vogel Manor MHC            Arnold, MO            90.2%   94.0%     95.7%      97.3%     2,958      3,184      3,238
Green Spring Valley        Raleigh, NC           89.6%   93.3%     95.0%      96.6%     3,552      3,760      3,876
Western Park               Fayetteville, AR      74.7%   82.2%     82.3%      84.5%     2,663      2,992      2,972
Hidden Oaks                Fort Worth, TX        77.7%   62.1%     63.7%      69.0%     2,664      3,035      3,297
Enchanted Village          Alton, IL             65.1%   56.3%     54.6%      53.5%     2,854      2,935      3,085
Oak Grove                  Godfrey, IL           80.5%   79.6%     78.3%      75.3%     2,728      2,942      2,990
Whitney                    Gainesville, FL       97.2%   97.9%     98.5%      98.5%     2,933      2,830      2,925
Siesta Manor               Fenton, MO            79.7%   82.8%     82.3%      81.8%     2,829      3,043      3,083
Northland                  Kansas City, MO       97.9%   96.0%     95.5%      95.7%     3,288      3,666      3,720
Sunrise Terrace            Newton, IA            73.1%   67.2%     66.8%      66.5%     2,632      2,547      2,614
Castle Acres               O'Fallon, IL          97.3%   97.1%     96.1%      97.6%     2,711      2,975      3,124
Country Club Manor         Imperial, MO          85.6%   85.7%     85.5%      84.9%     3,031      3,329      3,367
Aledo                      Aledo, TX             94.1%   91.9%     91.7%      92.1%     3,064      3,351      3,457
Mulberry Heights           Fort Worth, TX        84.8%   63.8%     62.9%      66.2%     2,876      2,985      3,213
Zoppe's                    Seagoville, TX        86.2%   85.5%     85.7%      89.1%     2,423      2,593      2,678

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, Natixis Securities North
America Inc., Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated
(collectively, the "Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events.
The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION
REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED
BY THE INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE
TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       27

ML-CFC COMMERCIAL MORTGAGE TRUST 2007-9

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-9
--------------------------------------------------------------------------------

                        FARALLON PORTFOLIO PROPERTIES(1)

                                                                                           ANNUAL     ANNUAL     ANNUAL
                                                                                         EFFECTIVE  EFFECTIVE  EFFECTIVE
                                                    2005    2006   T-12 4/07  4/30/2007     2005       2006    T-12 4/07
      PROPERTY NAME                LOCATION          OCC     OCC       OCC        OCC       RENT       RENT      RENT
------------------------------------------------------------------------------------------------------------------------

Golden Triangle              Coppell, TX            96.0%   90.6%    88.7%      86.0%      4,821      5,011      5,078
Bush Ranch                   House Springs, MO      67.4%   77.1%    79.3%      80.4%      2,931      3,246      3,182
Park Avenue Estates          Haysville, KS          77.7%   74.4%    75.3%      77.6%      2,335      2,732      2,713
Seamist                      Corpus Christi, TX     66.7%   64.4%    64.1%      64.3%      2,891      3,095      3,136
Hidden Acres                 Arnold, MO             81.1%   91.7%    89.9%      88.5%      3,137      3,247      3,266
Connie Jean                  Jacksonville, FL       82.1%   93.4%    93.4%      98.4%      2,371      2,636      2,664
Camelot                      North Salt Lake, UT    99.2%   99.0%    99.0%      99.5%      4,542      4,733      4,833
Country Club Mobile Estates  Salt Lake City, UT     99.0%   99.2%    99.2%      99.1%      4,488      4,599      4,692
Crescentwood Village         Sandy, UT              98.9%   98.8%    99.3%      99.6%      4,379      4,501      4,608
Redwood Village              West Valley City, UT   98.5%   98.3%    97.9%      97.5%      4,197      4,293      4,409
Riverdale                    Riverdale, UT          93.2%   94.8%    94.7%      95.2%      3,765      3,771      3,846
Villa West (UT)              West Jordan, UT        95.6%   97.2%    98.3%      99.5%      4,211      4,378      4,451
Washington Mobile Estates    Ogden, UT              89.8%   92.9%    92.6%      92.5%      3,668      3,846      3,903
Windsor Mobile Estates       West Valley City, UT   96.6%   95.4%    95.7%      97.6%      4,374      4,536      4,565
Meridian Sooner              Oklahoma City, OK      92.9%   88.8%    88.3%      90.1%      2,315      2,617      2,620
Shawnee Hills                Topeka, KS             66.7%   65.4%    65.3%      65.1%      2,275      2,485      2,535
Deerhurst                    Wendell, NC            82.1%   83.1%    83.9%      84.7%      3,272      3,393      3,494
Plainview                    Casper, WY             95.1%   94.0%    93.6%      94.4%      2,244      2,486      2,502
Park Plaza                   Gillette, WY           97.0%   98.3%    98.9%     100.0%      2,983      3,351      3,440
Havenwood                    Pompano Beach, FL      98.0%   95.8%    96.2%      96.7%      5,486      5,297      5,403
Western Hills                Davie, FL              98.4%   89.7%    90.3%      90.4%      5,671      5,797      5,953
Terrace II                   Casper, WY             96.7%   97.1%    97.6%      97.1%      2,615      2,954      2,989
Bluebonnet Estates           Temple, TX             74.9%   66.8%    65.3%      66.1%      2,625      2,725      2,809
New Twin Lakes               Bloomingburg, NY       99.0%   99.3%    99.1%      99.2%      5,707      5,973      6,079
Spring Valley Village        Nanuet,  NY            99.6%   99.8%    99.8%     100.0%      7,538      8,059      8,226
Dynamic II                   DeSoto, TX             93.1%   91.1%    91.3%      93.1%      3,391      3,691      3,779
Quail Run                    Hutchins, TX           80.2%   82.5%    83.0%      82.9%      3,087      3,315      3,327
Gallant Estates              Greensboro, NC         76.8%   77.5%    77.9%      76.2%      2,565      2,794      2,829
Forest Park                  Queensbury, NY         98.7%   98.7%    98.6%      98.9%      3,783      4,047      4,154
Birch Meadows                Saratoga Springs, NY   92.5%   99.4%    99.4%      98.4%      3,579      3,866      4,014
Park D'Antoine               Gansevoort, NY         95.1%  100.0%    98.2%      94.1%      3,189      3,601      3,723
Viking Villa                 Ogden, UT              92.7%   93.3%    94.1%      92.7%      3,173      3,203      3,264
Lakeview Estates             Layton, UT             96.1%   97.0%    97.5%      96.2%      3,780      3,910      3,938
Siesta Lago                  Kissimmee, FL          96.5%   97.5%    98.0%      98.4%      4,291      4,394      4,438
Connelly Terrace             Connelly, NY           99.7%   99.8%    99.9%     100.0%      4,472      4,581      4,750
Sundown                      Clearfield, UT         90.4%   91.4%    92.7%      94.4%      3,512      3,641      3,692
Valley Verde                 Las Cruces, NM         79.4%   79.3%    82.2%      87.3%      2,939      3,107      3,138
Riverside (UT)               West Valley City, UT   95.5%   98.5%    98.6%      98.5%      3,970      4,113      4,217
Hampton Acres                DeSoto, TX             81.4%   89.8%    88.8%      88.1%      3,443      3,728      3,808
Southridge Estates           Des Moines, IA         88.4%   92.8%    92.6%      91.6%      3,615      4,089      4,136
Pleasant Grove (NC)          Fuquay-Varina, NC      72.2%   61.1%    61.9%      70.8%      2,721      3,027      3,065
Terrell Crossing             Terrell, TX            70.1%   65.7%    67.2%      68.1%      3,316      3,329      3,397
Amber Village                Dallas, TX             63.2%   65.2%    64.2%      63.9%      3,021      3,251      3,237
Jonesboro (Atlanta Meadows)  Riverdale, GA         100.0%   99.3%    98.9%      98.7%      3,383      3,655      3,714
Breazeale                    Laramie, WY            96.2%   97.4%    98.0%      97.5%      3,622      3,485      3,546
Broadmore                    Goshen, IN             70.0%   72.4%    72.2%      71.9%      3,596      3,811      3,902
Carnes Crossing              Summerville, SC        75.6%   73.9%    72.3%      70.6%      2,869      3,178      3,204
Castlewood Estates           Mableton, GA           95.9%   97.3%    97.9%      98.3%      3,935      4,127      4,223
Casual Estates               Liverpool, NY          60.0%   60.2%    58.6%      57.4%      4,116      4,155      4,319
Riverdale (Colonial Coach)   Riverdale, GA          89.8%   90.8%    90.3%      89.0%      3,729      3,900      3,985
Columbia Heights             Grand Forks, ND        94.4%   95.7%    95.6%      94.0%      3,822      4,091      4,176
Crestview - OK               Stillwater, OK         60.4%   55.0%    54.8%      54.4%      2,694      2,858      2,908
CV-Jacksonville              Jacksonville, FL       86.2%   89.6%    90.6%      92.5%      4,063      4,131      4,141
Eagle Creek                  Tyler, TX              88.7%   88.7%    88.2%      84.0%      2,787      2,575      2,658
Falcon Farms                 Port Byron, IL         85.8%   87.0%    85.8%      84.1%      3,147      3,302      3,421
Forest Creek                 Elkhart, IN            81.5%   86.0%    84.8%      83.2%      4,707      3,852      3,884
Foxhall Village              Raleigh, NC            85.1%   96.4%    96.5%      97.8%      4,100      4,398      4,448
Golden Valley                Douglasville, GA       71.9%   71.9%    71.9%      72.2%      3,345      3,644      3,639
Lakewood Estates             Davenport, IA          94.9%   94.8%    94.2%      94.4%      3,306      3,650      3,729
Landmark Village             Fairburn, GA           81.6%   81.9%    80.3%      78.2%      3,666      3,974      4,014
Marnelle                     Fayetteville, GA       94.4%   92.4%    91.4%      90.5%      3,694      4,010      4,132

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, Natixis Securities North
America Inc., Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated
(collectively, the "Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events.
The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION
REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED
BY THE INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE
TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       28

ML-CFC COMMERCIAL MORTGAGE TRUST 2007-9

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-9
--------------------------------------------------------------------------------

                        FARALLON PORTFOLIO PROPERTIES(1)

                                                                                       ANNUAL     ANNUAL     ANNUAL
                                                                                     EFFECTIVE  EFFECTIVE  EFFECTIVE
                                                2005    2006   T-12 4/07  4/30/2007     2005       2006    T-12 4/07
      PROPERTY NAME              LOCATION        OCC     OCC      OCC        OCC        RENT       RENT       RENT
--------------------------------------------------------------------------------------------------------------------

Oak Ridge                 Elkhart, IN           95.2%   97.9%    97.9%      97.6%      3,278      3,672      3,732
Oakwood Forest            Greensboro, NC        73.9%   72.8%    72.6%      71.8%      3,015      3,390      3,433
Pedaler's Pond            Lake Wales, FL        93.2%   97.2%    98.0%      97.7%      3,117      3,251      3,269
President's Park          Grand Forks, ND       88.7%   92.6%    92.1%      91.0%      3,249      3,620      3,673
Saddlebrook               North Charleston, SC  91.9%   93.0%    91.1%      89.4%      3,083      3,485      3,586
Southwind Village         Naples, FL            91.4%   89.7%    89.9%      90.1%      4,741      4,594      4,666
Terrace Heights           Dubuque, IA           78.9%   76.7%    75.5%      73.5%      3,393      3,362      3,439
Torrey Hills              Flint, MI             78.1%   74.6%    73.7%      72.7%      4,297      4,424      4,430
Twin Pines                Goshen, IN            94.4%   95.2%    94.3%      93.5%      3,519      3,824      3,795
Villa                     Flint, MI             60.3%   59.1%    57.8%      54.2%      4,215      4,405      4,372
Hunter Ridge              Jonesboro, GA         83.2%   82.8%    82.2%      79.8%      3,626      3,875      3,891
Friendly Village - GA     Lawrenceville, GA     97.6%   98.2%    98.6%      98.5%      4,472      4,783      4,877
Misty Winds               Corpus Christi, TX    87.3%   89.6%    88.5%      87.4%      3,314      3,503      3,595
Shadow Hills              Orlando, FL           77.4%   84.2%    84.8%      85.7%      4,360      4,450      4,465
Smoke Creek               Snellville, GA        82.8%   83.6%    84.0%      84.1%      3,816      4,148      4,213
Woodlands of Kennesaw     Kennesaw, GA          89.4%   91.4%    91.5%      91.4%      4,313      4,604      4,663
Sunset Vista              Magna, UT             80.7%   85.8%    87.2%      88.2%      3,807      3,975      4,001
The Pines                 Ladson, SC            75.5%   77.2%    75.8%      75.2%      2,001      2,289      2,357
Shady Hills               Nashville, TN         77.9%   82.1%    83.2%      86.5%      2,826      3,329      3,481
Trailmont                 Goodlettsville, TN    86.1%   78.6%    77.2%      77.9%      3,494      4,112      4,249
Chisholm Creek            Park City, KS         61.8%   60.5%    58.0%      55.5%      2,646      2,920      2,922
Big Country               Cheyenne, WY          81.8%   74.2%    74.2%      73.6%      2,796      2,828      2,883
Lakeside - GA             Lithia Springs, GA    94.4%   94.9%    94.9%      96.1%      3,088      3,512      3,609
Plantation Estates        Douglasville, GA      92.2%   92.2%    93.1%      93.1%      3,213      3,471      3,489
Lakeside - IA             Davenport, IA         74.7%   75.0%    75.0%      75.6%      2,926      3,307      3,394
Evergreen Village - UT    Pleasant View, UT     75.5%   77.4%    77.7%      77.2%      3,553      3,827      3,822
Chambersburg I & II       Chambersburg, PA      88.3%   93.3%    94.3%      95.9%      2,305      2,417      2,453
Willow Creek Estates      Ogden, UT             94.4%   97.2%    97.4%      97.8%      2,061      2,370      2,471
Kopper View MHC           West Valley City, UT  92.8%   82.2%    83.1%      88.5%      3,317      3,591      3,772
Overpass Point MHC        Tooele, UT            72.4%   75.6%    78.5%      81.2%      2,801      2,876      2,960
Valley View - Ephrata II  Ephrata, PA           98.5%  100.0%   100.0%     100.0%      3,375      3,725      3,782
--------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVG.                             83.6%   83.1%    82.9%      82.6%      3,441      3,652      3,710
====================================================================================================================

----------
(1)  Pursuant to Rule 409 under the Securities Act of 1933, as amended, the
     Depositor has not included herein selected financial data (as defined in
     Item 3.01 of Regulation S-K) related to the occupancy rates at the Farallon
     Portfolio properties for three of the prior five most recent years and most recent interim period and the annual effective rent for one of the three most recent years (the "Non-Provided Information"). The Farallon Portfolio
     was acquired in 2007 by the Farallon Portfolio borrowers. The Depositor and its affiliates are not affiliated with the Farallon Portfolio borrowers.
     The Depositor has requested the Non-Provided Information from the Farallon
     Portfolio borrowers. The Farallon Portfolio borrowers have informed the
     Depositor that it does not possess the Non-Provided Information and that the Non-Provided Information can not be obtained from the prior owners of the Farallon Portfolio.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, Natixis Securities North
America Inc., Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated
(collectively, the "Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events.
The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION
REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED
BY THE INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE
TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       29

ML-CFC COMMERCIAL MORTGAGE TRUST 2007-9

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-9
--------------------------------------------------------------------------------

DLJ WEST COAST HOTEL PORTFOLIO

                                 [PHOTO OMITTED]

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
Number of Mortgaged Properties                                                 6
Location (City/State)                                                    Various
Property Type                                                        Hospitality
Size (Rooms)                                                               1,159
Percentage Physical Occupancy as of May 31, 2007                           75.8%
Year Built                                                               Various
Year Renovated                                                           Various
Appraisal Value                                                  $176,800,000(1)
Underwritten Economic Occupancy                                            76.7%
Underwritten Revenues                                                $37,515,000
Underwritten Total Expenses                                          $23,564,404
Underwritten Net Operating Income (NOI)(2)                           $13,950,596
Underwritten Net Cash Flow (NCF)(2)                                  $12,196,596
5/31/2007 (TTM) NOI                                                  $12,131,951
2006 NOI                                                             $12,333,708
2005 NOI                                                             $11,838,832
--------------------------------------------------------------------------------

                                 [PHOTO OMITTED]

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
Mortgage Loan Seller                                                         EHY
Loan Group                                                                     1
Origination Date                                                   June 29, 2007
Cut-off Date Principal Balance                                      $130,100,000
Cut-off Date Loan Balance Per Room                                      $112,252
Percentage of Initial Mortgage Pool Balance                                 4.6%
Number of Mortgage Loans                                                       1
Type of Security (Fee/Leasehold)                                Fee/Leasehold(3)
Mortgage Rate                                                            6.6270%
Amortization Type                                                     IO-Balloon
IO Period (Months)                                                            36
Original Term to Maturity/ARD (Months)                                        60
Original Amortization Term (Months)                                          360
                                                         LO(24),GrtrofYMor1%(4),
Call Protection                                      DeforGrtrofYMor1%(31), O(1)
Lockbox                                                                     Hard
Cut-off Date LTV Ratio                                                  73.6%(1)
LTV Ratio at Maturity or ARD                                            72.1%(1)
Underwritten DSCR on NOI                                                1.40x(4)
Underwritten DSCR on NCF                                                1.22x(5)
--------------------------------------------------------------------------------

(1)  Based on the "as-stabilized" value of $176,800,000. The appraiser concluded to an as-is value of $154,200,000. The as-is appraised value together with the upfront $8,500,000 capital improvements reserve results in a Cut-off
     Date LTV Ratio of 80.0%.

(2)  Underwritten Net Operating Income (NOI) and Underwritten Net Cash Flow
     (NCF) reflect occupancy and ADR based on the borrower's calendar year forecast for 2007.

(3)  The parking lot at the Residence Inn Oxnard River Ridge Property is subject to a ground lease. See "The Properties--Residence Inn Oxnard River Ridge"
     below.

(4)  The Underwritten DSCR on NOI during the interest only period is 1.60x.

(5)  The Underwritten DSCR on NCF during the interest only period is 1.40x.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, Natixis Securities North
America Inc., Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated
(collectively, the "Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events.
The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION
REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED
BY THE INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE
TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       30

ML-CFC COMMERCIAL MORTGAGE TRUST 2007-9

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-9
--------------------------------------------------------------------------------

                                  [MAP OMITTED]

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, Natixis Securities North
America Inc., Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated
(collectively, the "Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events.
The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION
REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED
BY THE INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE
TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       31

ML-CFC COMMERCIAL MORTGAGE TRUST 2007-9

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-9
--------------------------------------------------------------------------------

THE LOAN. The mortgage loan (the "DLJ West Coast Hotel Portfolio Loan") is secured by a first mortgage in a portfolio of six cross collateralized, mid-scale hotel properties, located in California and Oregon. The DLJ West Coast
Hotel Portfolio Loan represents approximately 4.6% of the initial mortgage pool balance and approximately 6.0% of the initial loan group 1 balance.

The DLJ West Coast Hotel Portfolio Loan was originated on June 29, 2007, and has a principal balance as of the cut-off date of $130,100,000. Loan proceeds were used to acquire the subject properties for $150,500,000 and to fund an upfront capital improvements reserve ($8,500,000) and closing costs ($1,525,000), for a total of $160,525,000.

The DLJ West Coast Hotel Portfolio Loan has a remaining term of 56 months and a scheduled maturity date of July 6, 2012. The DLJ West Coast Hotel Portfolio Loan
may be prepaid in whole at any time on or after the second anniversary of the origination date with payment of prepayment consideration in the amount equal to the greater of one percent (1%) of the then outstanding principal balance or the yield maintenance amount. The DLJ West Coast Hotel Portfolio Loan permits defeasance of the entire loan with United States Treasury obligations or other non-callable government securities beginning two years after the creation of the
Series 2007-9 securitization trust. The DLJ West Coast Hotel Loan also permits partial prepayment as described under "Release Provisions".

THE PROPERTIES. The DLJ West Coast Hotel Portfolio consists of six mid-scale hotels, including five properties in California and one in Oregon. The six properties contain 1,159 rooms, of which 56% are suites. There are two properties located in Sacramento, California; two properties located in Oxnard,
California; one property located in Riverside, California; and one property located in Lake Oswego, Oregon. A summary of the properties is provided below:

                                                                      CUT-OFF DATE             YEAR
            PROPERTY               PROPERTY LOCATION   # ROOMS   ALLOCATED LOAN AMOUNT   BUILT/RENOVATED   APPRAISAL VALUE(1)
-----------------------------------------------------------------------------------------------------------------------------

Residence Inn Oxnard River Ridge       Oxnard, CA         252         $ 36,938,000          1987/2006         $ 48,000,000
Sacramento Hawthorn Suites           Sacramento, CA       272           21,219,000          1988/2006           25,400,000
Residence Inn Sacramento Airport     Sacramento, CA       126           19,684,000          1992/2004           24,400,000
Hilton Garden Inn Lake Oswego       Lake Oswego, OR       180           19,320,000             2000             30,700,000
Courtyard Riverside                  Riverside, CA        163           17,309,000          1988/2004           24,800,000
Courtyard Oxnard Ventura               Oxnard, CA         166           15,630,000          1975/2003           23,500,000
-----------------------------------------------------------------------------------------------------------------------------
TOTAL                                                   1,159         $130,100,000                            $176,800,000
=============================================================================================================================

(1)  Based on "as-stabilized" value.

The subject properties have benefited from capital improvements totaling
$15,000,000 since 2002. Items addressed included the physical structure, guest rooms and meeting space, as noted below. Furthermore, the borrower is planning to invest an aggregate of approximately $10,500,000 ($9,060 per key) in capital improvements at the subject properties, as required by the franchise agreements to be completed by January 2008, for which $8,500,000 has been reserved upfront and cannot be released until the borrower has provided evidence that it has invested $2,000,000 (exclusive of the $8,500,000 capital improvements reserve)
out-of-pocket in capital improvements to the properties.

RESIDENCE INN OXNARD RIVER RIDGE. The Marriott Residence Inn Oxnard River Ridge,
built in 1987, is an all-suite hotel, consisting of 252 suites, situated on a
11.1-acre site, one mile south of US Highway 101, in Oxnard, California. The subject property is located 1.5 miles from the Pacific Ocean in close proximity to two military installations at Port Hueneme and Point Mugu Naval Air Station,
home of the Air National Guard. The site is adjacent to the River Ridge Golf
Course, a 27-hole facility, including a PGA rated, 18-hole course. Improvements include a single story main building and 32 two-story buildings containing a total of 252 suites. All of the public space, including the breakfast area, guest registration and lobby and meeting space is located in the main building.
Each of the 32 guestroom buildings contain a total of eight guest units, including six studio suites and two penthouse suites. Amenities at the subject property include 11,000 square feet of meeting space, a full-service/banquet and catering kitchen, 5 lighted tennis courts, 2 heated pools, 3 whirlpools, a business center and a fitness center. A $4,800,000 capital improvement program was implemented at the subject property from 2002-2006. Market segmentation is
62% commercial, 30% group and 8% leisure. Corporations in the Oxnard vicinity include Seminis, Proctor & Gamble and Haas Automation.

The DLJ West Coast Hotel Portfolio Borrower holds a leasehold interest, from The
City of Oxnard as ground lessor, with respect to a parking lot at the subject property. The ground lease expires on May 14, 2050. Pursuant to an option agreement with the ground lessor, The DLJ West Coast Hotel Borrower may purchase the related fee interest at any time for a purchase price of $1.00.

SACRAMENTO HAWTHORN SUITES. Sacramento Hawthorn Suites, built in 1988, is an all-suite hotel, consisting of six 3-story buildings with a total of 272 suites, situated on a 7.5-acre site in Sacramento, California. The site is one block east of Interstate-5, approximately 9 miles southeast of the Sacramento
International Airport, and two miles from the State Capitol Building. The subject property is located in a densely developed area which includes mid-rise suburban office buildings, single and multifamily residential uses as well as commercial retail centers. Each guest suite includes a fully equipped kitchen or kitchenette. There is approximately 6,000 square feet of meeting space.
Approximately $2,300,000 in renovations at the subject

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, Natixis Securities North
America Inc., Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated
(collectively, the "Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events.
The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION
REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED
BY THE INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE
TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       32

ML-CFC COMMERCIAL MORTGAGE TRUST 2007-9

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-9
--------------------------------------------------------------------------------

property was completed between 2002 and 2006. Market segmentation is 52%
commercial, 20% group and 28% government. Commercial demand is generated by companies with headquarters in Sacramento, and those that require proximity to state government offices, as well as the numerous corporations located within the Natomas Business Park area. The State of California is also a significant demand generator given the proximity of the subject property to the state capitol. In addition, a significant portion of the hotel room sales are airline contract based, due to the proximity of the subject property to the Sacramento
Airport.

RESIDENCE INN SACRAMENTO AIRPORT. The Marriott Residence Inn Sacramento Airport
Natomas, built in 1992, is a 2-story, all-suite hotel, consisting of 126 suites, situated on a 5.0-acre site located in Sacramento, California. The subject property is located in the southwest quadrant of the intersection of West El
Camino Avenue and Interstate-5. Downtown Sacramento is less than 3 miles south on Interstate 5. The Arco Arena, home of the NBA's Sacramento Kings, is 4 miles north and the Sacramento International Airport is approximately 7 miles northwest. The subject property is adjacent to the 700,000 square foot Natomas
Corporate Center and several other office buildings. A $1,600,000 renovation was completed in 2004. Amenities include a breakfast and reception area, an exercise room, a meeting room, an outdoor heated swimming pool, a Jacuzzi-style hot tub and a sport court. Guest suites include fully equipped kitchens. Market segmentation is 90% commercial and 10% government. Commercial demand is generated by companies with headquarters in Sacramento that require proximity to state government offices, as well as corporations located within the Natomas
Business Park area.

HILTON GARDEN INN LAKE OSWEGO. The Hilton Garden Inn, built in 2000 and situated on a 2.46-acre site, is a 6-story, 180-room full-service hotel, located in Kruse
Woods, a 1.6 million square foot Class A suburban office park centrally located outside Portland near the intersection of Interstate 5 and Route 217 in the heart of the CBD of Lake Oswego, Oregon. The subject property is less than 10 miles from downtown Portland and less than 20 miles from Portland International
Airport. Amenities include a restaurant that serves breakfast, an indoor pool and whirlpool, a business center, a fitness center and a Hertz rental car desk.
The subject property underwent $1,100,000 in capital improvements between 2006 and April 2007. Market segmentation is 60% commercial, 30% leisure and 10%
group. Commercial demand is generated by various corporate tenants in the area including technology companies and financial institutions.

COURTYARD RIVERSIDE. The Marriott Courtyard Riverside, built in 1988, is a
6-story, interior-corridor, mid-scale, 163-room hotel situated on a 2.7-acre site located in Riverside, California, just 0.5 miles west of Interstate 215 and
0.7 miles east of the campus of University of California-Riverside. The
University has a current enrollment of 17,000 students and attracts more than
100,000 annual visitors for events, conferences and visits to cultural facilities. Amenities at the subject property include approximately 1,550 square feet of meeting space, a sit-down restaurant, an outdoor pool and whirlpool, a business center, and a fitness center. The subject property most recently underwent a guestroom renovation in late 2004 and early 2005 estimated at
$1,200,000. Market segmentation is 65% commercial, 19% leisure and 16% group. In addition to the University of California Riverside, other commercial demand generators include Pepsi, March Air Reserve Base, Fleetwood and Toro Company.

COURTYARD OXNARD VENTURA. The Marriott Oxnard Ventura, built in 1975 (renovated in 2003), is a 166-room, mid-scale hotel situated on a 4.1 acre site in Oxnard,
California, adjacent to U.S. Highway 101 and approximately 5 miles from the
Pacific Ocean. The subject property is in close proximity to two military installations at Port Hueneme and Point Mugu Naval Air Station, home of the Air
National Guard. The subject property is located adjacent to a large office tower and within a short distance to other area office buildings. Formerly a part of the Hilton franchise, the subject property was converted to a Courtyard by
Marriott in 2003 at a cost of $4,000,000. Amenities at the subject property include 5,400 square feet of meeting space, a full-service, 3 meal-a-day restaurant, including a full kitchen and banquet kitchen, an outdoor pool and whirlpool, a business center, a fitness center and a lobby lounge. Market segmentation is 62% commercial, 16% leisure and 22% group.

                              OPERATING STATISTICS

                                           2006                 TTM 7/31/07             EHY UNDERWRITING
                                  ----------------------  -----------------------  -------------------------
PROPERTY NAME                       ADR     OCC.  REVPAR    ADR     OCC.   REVPAR   ADR(1)  OCC.(1)   REVPAR
------------------------------------------------------------------------------------------------------------

Residence Inn Oxnard River Ridge  $103.54  81.5%  $84.39  $109.47  79.8%  $ 87.37  $113.45   80.66%  $ 91.51
Sacramento Hawthorn Suites        $ 76.64  79.4%  $60.86  $ 77.82  76.9%  $ 59.85  $ 81.11   77.72%  $ 63.04
Residence Inn Sacramento Airport  $117.19  81.2%  $95.15  $125.53  80.5%  $101.02  $130.10   81.33%  $105.81
Hilton Garden Inn Lake Oswego     $ 88.47  71.1%  $62.93  $ 96.85  71.5%  $ 69.28  $100.38   72.29%  $ 72.56
Courtyard Riverside               $103.33  72.2%  $74.57  $105.97  70.9%  $ 75.18  $109.83   71.69%  $ 78.74
Courtyard Oxnard Ventura          $ 96.29  73.4%  $70.69  $ 98.59  74.5%  $ 73.40  $102.18   75.24%  $ 76.88
------------------------------------------------------------------------------------------------------------
WEIGHTED AVERAGE                  $ 95.30  76.9%  $73.36  $ 99.78  75.9%  $ 75.87  $103.52    76.7%  $ 79.55
============================================================================================================

(1)  Occupancy and ADR based on the borrower's calendar year forecast for 2007.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, Natixis Securities North
America Inc., Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated
(collectively, the "Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events.
The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION
REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED
BY THE INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE
TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       33

ML-CFC COMMERCIAL MORTGAGE TRUST 2007-9

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-9
--------------------------------------------------------------------------------

THE MARKETS.(1)

OXNARD, CALIFORNIA (RESIDENCE INN OXNARD RIDGE & COURTYARD OXNARD VENTURA)

Oxnard is located in Ventura County, California. Freeway arteries that feed into the city of Oxnard include U.S. Highway Route 101, Pacific Coast Highway
CA-Route 1, CA-Route 34, and CA-Route 232. Demand for both subject properties is influenced by their respective locations near U.S. Highway 101. The average daily traffic count on U.S. Highway 101 at the Route 232 junction was 260,000 in
2006. The Oxnard Airport is approximately 1.8 miles south of the Residence Inn property and 2.2 miles southwest of the Courtyard by Marriott property. The
Oxnard Airport is classified as a non-hub commercial service airport with commuter flights currently serving Los Angeles International Airport (LAX).
According to Claritas, Inc., the population in 2006 within the Oxnard area was approximately 260,000.

The local economy of Oxnard is driven by international trade, agriculture, manufacturing, defense and tourism. Oxnard is one of the key manufacturing centers in the Greater Los Angeles Area. The Port of Hueneme is the busiest and only deep-harbor commercial port between Los Angeles and San Francisco, and is vital to trade with the Pacific Rim economies. Companies utilizing the Port include Delmonte, Chiquita, BMW, Land Rover and Jaguar. The city is home to two large navy bases, Pointe Hueneme and Point Mugu, which are located approximately
5.6 miles south and 7.9 miles southeast, respectively, of both properties. Other key industries driving Oxnard's economy include finance, transportation and the high tech industry. Some of the major companies headquartered in Oxnard are Haas
Automation, Vivitar, Seminis, Raypak, Drum Workshop and Boss Audio. Proctor &
Gamble and Sysco maintain their West Coast operations in Oxnard.

Local tourist attractions include Herzog Wine Cellars, Centennial Plaza, the
Ventura County Maritime Museum, Channel Island Harbor, and numerous outdoor recreational facilities.

RIVERSIDE, CALIFORNIA (COURTYARD RIVERSIDE)

The City of Riverside is located approximately 50 miles east of the City of Los
Angeles and 30 miles east of the City of Santa Ana. Riverside is served by three major freeways: Interstate-215, State Route 60 and State Route 91. These three freeways meet in northeastern Riverside at the 60/91/215 highway interchange, which is currently going through heavy reconstruction, due to be completed at the end of the year. Riverside is considered an employment center as well as a
"bedroom" community to the surrounding smaller cities in Riverside and San
Bernardino Counties. Most of the economy is professional service based, followed by manufacturing and agriculture. A majority of Riverside County's employment base is in the healthcare industry and government sector, the largest of which is the University of California. The University of California Riverside campus is located just 0.7 miles east of the subject property. Riverside is considered one of the fastest growing communities in the inland area of Southern California with its diverse economy and strong infrastructure.

The Riverside Convention Center, located approximately 1.6 miles northwest of the subject property, features approximately 45,000 square feet of flexible meeting space. The Convention Center, owned by the City of Riverside, features two ballrooms measuring 20,800 and 10,400 square feet in size, and a canopy-covered 24,700 square foot open air plaza which can also be used for outdoor functions.

Local tourist attractions include the Riverside Metropolitan Museum, University of California Riverside Botanical Gardens, March Field Air Museum and Castle
Amusement Park.

SACRAMENTO, CALIFORNIA (RESIDENCE INN SACRAMENTO AIRPORT & SACRAMENTO HAWTHORN
SUITES)

Sacramento, the capital of the State of California and located in California's
Central Valley, is the seventh most populous city in California. The Sacramento metropolitan area (MSA) consists of four counties in north-central California, extending from the eastern edge of the San Francisco Bay Area to the Nevada border at Lake Tahoe. The city is the core cultural and economic center of its four-county metropolitan area. With a population of 2,042,283, the Sacramento
MSA is the largest in the Central Valley, and is the fourth largest in
California. Between 1996 and 2006, the annual population growth averaged 2.2%, nearly double the top 100 MSA's and U.S. annual averages of 1.2% and 1.1%, respectively. The median household income in 2006 is estimated at $54,161, higher than the top 100 MSA's ($53,860) and that of the U.S. ($48,775).

Sacramento's economy is broadly based. Government and transportation are the largest sectors of employment in the area, and agriculture and mining, while still important in the region, have been surpassed by information, technology service, leisure and hospitality, education and health services, and construction. The largest employer is the State of California which accounts for
26.0% of all employment in the area and approximately 20.0% of all of the commercial real estate usage in the region. The State of California has added
8,200 jobs to the region this past year. Other major employers include the
University of California Davis, Intel, Bank of America, Hewlett-Packard and
Kaiser Permanente. Proximity to research centers and a well-educated labor pool have drawn such companies to the area. The unemployment rate was 4.5% in 2006, on par with the top 100 MSA's. Sacramento's unemployment rate is projected to be slightly below the national rate through 2011 at an average of approximately
4.0% compared to the average rate of 4.2% in the top 100 MSA's.

----------
(1)  Certain information in this section was obtained from a third party appraisal. The appraisal relies on many assumptions, and no representation is made as to the accuracy of those assumptions.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, Natixis Securities North
America Inc., Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated
(collectively, the "Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events.
The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION
REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED
BY THE INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE
TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       34

ML-CFC COMMERCIAL MORTGAGE TRUST 2007-9

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-9
--------------------------------------------------------------------------------

Both the Residence Inn Sacramento Airport Natomas and Sacramento Hawthorne
Suites properties are located in the South Natomas area, situated in the northwestern edge of the city limits, near the Sacramento Airport, in the suburban office market most proximate to the downtown market. Generally, the boundaries to the immediate area are the Sacramento River to the south;
Interstate 80 to the north and south; Interstate 5 to the west; and Truxel Road to the east. The subject area is approximately 50% developed and represents a master-planned community that is in a growth stage. The existing improvements to the neighborhood consist mostly of low-to-mid-rise suburban office buildings, single and multi-family residential uses with some hotel and retail center development.

According to the CB Richard Ellis Third Quarter 2007 market report, the South
Natomas office submarket comprises 2.6 million square feet of office space with a reported 8.3% vacancy rate and year-to-date absorption of 184,091 square feet and an average asking rental rate of $27.60 per square foot.

LAKE OSWEGO, OREGON (HILTON GARDEN INN LAKE OSWEGO)

Located in the northwestern corner of Clackamas County, Lake Oswego is situated in close proximity to Oregon's major metropolitan areas, just 8 miles south of downtown Portland and 45 minutes north of the state capitol in Salem. Lake
Oswego is primarily a residential community (2006 population was 35,278, with
11,205 within a one-mile radius of the subject property, 100,187 within a three-mile radius of the subject property and 244,598 within a 5-mile radius of the subject property), but there is commercial development and light manufacturing. Most of the businesses are located downtown near Willamette
River, which is the city's eastern boundary, or on the west end in Lake Grove near Interstate 5. According to Claritas, Inc., the median household income in
2006 in Lake Oswego was $78,081 compared to $47,074 for the State of Oregon.

The subject property is situated within the Kruse Way corridor of Lake Oswego.
The Kruse Way corridor stretches from the major Interstate-5/Highway 217
Interchange on the west end, to Lower Boones Ferry Road on the east end. The
Kruse Way corridor has experienced significant growth in the past few years, with a 40.0% increase in Class A office product added since 1996 (the Lake
Oswego/Kruse Way/West Linn submarket currently consists of approximately 2.7 million square feet with a 12.4% vacancy rate). This additional supply has provided more alternatives for growing businesses that have made a commitment to locate along Kruse Way. Significant businesses located in the Kruse Way corridor include Safeco Insurance, Jacobs Engineering, Textron Industries, Jordan
Schrader, Meritage Mortgage, Prudential, Dean Witter, Salomon Smith Barney,
Greenbrier Industries and Waggener Edstrom. Businesses are attracted to the
Kruse Way area due to the strong demographics as well as its proximity to
Interstate-5, Interstate 205 and Highway 217.

HOTEL MARKET OVERVIEW

                             PENETRATION INDICES(1)

                                         TTM 7/31/06                 TTM 7/31/07
                                   ----------------------------------------------------------
PROPERTY NAME                      ADR      OCCUPANCY   REVPAR     ADR     OCCUPANCY   REVPAR
---------------------------------------------------------------------------------------------

Residence Inn Oxnard River Ridge   100.0%    133.7%     133.7%     99.8%    127.5%     127.2%
Sacramento Hawthorne Suites         88.4%    128.4%     113.6%     84.6%    122.6%     103.7%
Residence Inn Sacramento Airport   108.7%    113.4%     123.3%    116.3%    109.9%     127.9%
Hilton Garden Inn Lake Oswego      102.0%    101.7%     103.8%    100.9%    102.8%     103.7%
Courtyard Riverside                106.0%    115.2%     122.1%    111.5%    109.7%     122.4%
Courtyard Oxnard Ventura            97.6%    112.2%     109.5%     98.1%    112.3%     110.2%
---------------------------------------------------------------------------------------------
WEIGHTED AVERAGE                    99.0%    119.6%     118.1%     99.6%    115.9%     115.0%
---------------------------------------------------------------------------------------------

(1)  Information obtained from Smith Travel Research ("STR") as of July 2007.

THE BORROWERS. The borrowers are RECP CY Oxnard, LLC; RECP RI Oxnard, LLC; RECP
CY Riverside LLC; RECP HAW Sacramento LLC; RECP RI Sacramento LLC; and RECP Lake
Oswego LLC (collectively, the "DLJ West Coast Hotel Borrower"), all of which are single purpose, bankruptcy remote entities and Delaware limited liability companies. Each of the entities comprising the DLJ West Coast Hotel Portfolio
Borrower is indirectly owned and controlled by DLJ Real Estate Capital Partners
III, L.P. (98%) and RECP III Co-Investors A, L.P. (2%), which are subsidiaries of DLJ Real Estate Capital Partners ("RECP"), the fund manager for the Credit
Suisse Alternative Investments Division.

Credit Suisse Alternative Investments, the global alternative investment and advisory arm of Credit Suisse, is a global private equity manager with more than
$20 billion in capital commitments under management. Credit Suisse Alternative
Investments is comprised of investment funds that focus on domestic and international leverage buyouts, structured equity investments, mezzanine investments, real estate investments, venture capital and growth capital investments, and investments in other private equity funds.

RECP, formed in 1995, is responsible for Credit Suisse's global real estate private equity business with a focus on opportunistic real estate investments throughout the world. RECP's team includes professionals located in New York,
Los Angeles, London and Tokyo. RECP manages a series of real estate private equity funds with $3 billion of committed capital. RECP has acquired 82 investments, reportedly representing in excess of $5 billion of real estate

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, Natixis Securities North
America Inc., Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated
(collectively, the "Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events.
The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION
REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED
BY THE INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE
TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       35

ML-CFC COMMERCIAL MORTGAGE TRUST 2007-9

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-9
--------------------------------------------------------------------------------

throughout North America, Western Europe and Asia. As part of this amount, RECP has acquired (either directly or through joint ventures) over 30 hotels and resorts reportedly totaling in excess of $1 billion. RECP's investment program includes single asset acquisitions and repositioning, restructuring of public and private real estate entities, transfer of real estate assets from government and corporate owners, development opportunities and purchase of distressed debt instruments.

RECP's portfolios are highly diversified and include suburban and downtown office properties in Tokyo, Paris and throughout the U.S; industrial and logistic properties throughout the U.S.; regional/shopping centers in Phoenix,
Los Angeles, Madrid, Barcelona and Montreal; large-scale multifamily properties in New York City, Washington D.C., Paris and Tokyo; major development projects in the greater Boston area, Los Angeles, Silicon Valley, Phoenix, and New York
City; various luxury and mid-scale service hotels in North America and the
Caribbean; and controlling interests in real-estate related companies in the mortgage lending, warehouse, logistics and assisted-living businesses.

PROPERTY MANAGEMENT. The DLJ West Coast Portfolio Properties are managed by
Windsor Capital Group, Inc. ("Windsor"). Founded in 1985, Windsor is a
California-based hotel ownership and operating company that manages a portfolio of 37 hotels, comprising over 5,900 guestrooms, across the United States.
Including the DLJ West Coast Hotel Portfolio Properties, Windsor has a total of eleven Marriott assets under management. The Marriott brands owned or operated by Windsor include Courtyard, Residence Inn, Marriott and Renaissance. Windsor
is not affiliated with the DLJ West Coast Portfolio Borrower.

LOCKBOX. The loan documents require a hard lockbox and springing cash management.

ESCROWS. The following escrows/reserves have been established with respect to the DLJ West Coast Hotel Portfolio Loan:

                                ESCROWS/RESERVES

TYPE:                                       INITIAL                 MONTHLY
-----------------------------------------------------------------------------
Taxes                                     $  438,220              $125,186(1)
Insurance                                 $   24,277              $ 24,277(1)
Capital Improvements / FF&E               $8,500,000(2)              4%/5%(3)

(1)  The DLJ West Coast Hotel Portfolio Borrower is required to deposit on a monthly basis an amount equal to one-twelfth (1/12) of the taxes or insurance premiums that the lender reasonably estimates will be payable during the ensuing twelve (12) months in order to accumulate sufficient funds to pay all such amounts by the respective due dates.

(2)  Under the existing franchise agreements, property improvement plans totaling $10,500,000 in the aggregate are required and must be completed by
     January 2008. The $8,500,000 capital improvements reserve will not be released until the borrower has provided evidence that it has invested
     $2,000,000 (exclusive of the $8,500,000 capital improvements reserve) of out-of-pocket capital improvements in the properties.

(3)  4% of gross income will be escrowed from operations with respect to each property that is not franchised by Marriott, and 5% of gross income will be escrowed from operations with respect to each individual property that is franchised by Marriot.

RELEASE PROVISIONS. Individual DLJ West Coast Hotel Portfolio Properties may be
released from the lien of the related mortgage at any time on or after the second anniversary of the origination date upon a partial prepayment of the principal amount equal to 125% of the allocated loan amount of the individual property to be released together with the applicable yield maintenance premium, provided that, among other things: (i) the aggregate debt service coverage ratio for the DLJ West Coast Hotel Portfolio Loan immediately after such release must be equal to the greater of (a) the debt service coverage ratio for the twelve
(12) full calendar months immediately preceding the origination date, and (b)
the debt service coverage ratio for all of the then remaining properties for the twelve (12) full calendar months immediately preceding the release of the individual property; and (ii) after giving effect to such release, the LTV for the remaining mortgaged properties based upon current appraisals of the properties does not exceed the LTV of the properties (including the property to be released) as of the origination date; provided that, in order to meet the debt service coverage ratio requirements, the DLJ West Coast Hotel Portfolio
Borrower may prepay a portion of the subject loan in excess of the required release amount for the individual property to be released, and the release amount with respect to the remaining properties will be reduced proportionately by the additional amount prepaid.

ADDITIONAL DEBT. None.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, Natixis Securities North
America Inc., Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated
(collectively, the "Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events.
The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION
REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED
BY THE INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE
TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       36

ML-CFC COMMERCIAL MORTGAGE TRUST 2007-9

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-9
--------------------------------------------------------------------------------

                      [THIS PAGE INTENTIONALLY LEFT BLANK.]

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, Natixis Securities North
America Inc., Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated
(collectively, the "Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events.
The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION
REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED
BY THE INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE
TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       37

ML-CFC COMMERCIAL MORTGAGE TRUST 2007-9

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-9
--------------------------------------------------------------------------------

300 CAPITOL MALL

                                 [PHOTO OMITTED]

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
Number of Mortgaged Real Properties                                            1
Location (City/State)                                             Sacramento, CA
Property Type                                                             Office
Size (Square Feet)                                                       383,238
Percentage Physical Occupancy as of June 11, 2007                          96.9%
Year Built                                                                  1985
Year Renovated                                                              1996
Appraisal Value                                                     $132,000,000
# of Tenant Leases                                                            18
Average Rent Per Square Foot                                              $29.19
Underwritten Economic Occupancy                                            95.0%
Underwritten Revenues                                                $14,261,491
Underwritten Total Expenses                                           $4,367,062
Underwritten Net Operating Income (NOI)(1)                            $9,894,430
Underwritten Net Cash Flow (NCF)(1)                                   $9,233,182
2007 NOI(2)                                                           $7,977,580
2006 NOI                                                              $6,747,602
2005 NOI                                                              $6,571,521
--------------------------------------------------------------------------------

                                 [PHOTO OMITTED]

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
Mortgage Loan Seller                                                         EHY
Loan Group                                                                     1
Origination Date                                                   June 14, 2007
Cut-off Date Principal Balance                                      $104,330,000
Cut-off Date Loan Balance Per SF/Unit                                       $272
Percentage of Initial Mortgage Pool Balance                                 3.7%
Number of Mortgage Loans                                                       1
Type of Security (Fee/Leasehold)                                             Fee
Mortgage Rate                                                            6.8560%
Amortization Type                                                  Interest Only
IO Period (Months)                                                            84
Original Term to Maturity (Months)                                            84
Original Amortization Term (Months)                                            0
Call Protection                                     GRTR of YM or 1%(28), Def or
                                                      GRTR of YM or 1%(52), O(4)
Lockbox                                                                     Hard
Cut-off Date LTV Ratio                                                     79.0%
LTV Ratio at Maturity or ARD                                               79.0%
Underwritten DSCR on NOI                                                   1.36x
Underwritten DSCR on NCF                                                   1.27x
--------------------------------------------------------------------------------

(1)  Underwritten Net Operating Income (NOI) and Underwritten Net Cash Flow
     (NCF) each reflect total base rent for all occupied space at a rental rate of $36 per square foot (vs. average in-place rent of $29.19 per square foot) which is consistent with several recent lease renewals and expansions
     ($36.00 to $41.11 per square foot), at the subject property. The in-place
     DSCR on NCF is 1.08x.

(2)  Calculated based on the 300 Capitol Mall Borrower's rent roll dated June
     11, 2007 and trailing 12 month expenses as of May 31, 2007.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, Natixis Securities North
America Inc., Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated
(collectively, the "Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events.
The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION
REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED
BY THE INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE
TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       38

ML-CFC COMMERCIAL MORTGAGE TRUST 2007-9

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-9
--------------------------------------------------------------------------------

                                 [MAP OMITTED]

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, Natixis Securities North
America Inc., Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated
(collectively, the "Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events.
The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION
REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED
BY THE INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE
TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       39

ML-CFC COMMERCIAL MORTGAGE TRUST 2007-9

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-9
--------------------------------------------------------------------------------

THE LOAN. The mortgage loan (the "300 Capitol Mall Loan") is secured by a first mortgage on a fee interest in an 18-story, Class A, 383,238 square foot, multi-tenanted office building (the "300 Capitol Mall Property"), located along the Capitol Mall in downtown Sacramento, California. The subject loan has a
7-year interest only period. The 300 Capitol Mall Loan represents approximately
3.7% of the initial mortgage pool balance and approximately 4.8% of the initial group one loan balance.

The 300 Capitol Mall Loan was originated on June 14, 2007 and has a principal balance as of the cut-off date of $104,330,000. The purpose of the 300 Capitol
Mall Loan was to finance the acquisition of the 300 Capitol Mall Property for
$130,000,000 and to fund closing costs ($2,000,000), immediate repairs
($913,140), and an upfront letter of credit ($4,600,000) for a total of
$137,513,140.

The 300 Capitol Mall Loan has a remaining term of 80 months and a scheduled maturity date of July 1, 2014. The 300 Capitol Mall Loan may be prepaid in whole, but not in part, at any time during its term with prepayment consideration in the amount equal to the greater of one percent (1%) of the then outstanding principal balance and the yield maintenance amount. Commencing two years after the formation of the series 2007-9 securitization trust, the 300
Capitol Mall Borrower has the option of prepaying the 300 Capitol Mall Loan in whole as described in the preceding sentence, or defeasing the entire 300
Capitol Mall Loan, subject to standard defeasance requirements. Voluntary prepayment of the 300 Capitol Mall Loan is permitted on or after April 1, 2014 without penalty.

THE PROPERTY. The 300 Capitol Mall Property is comprised of an 18-story, Class
A, 383,238 square foot office building located in Sacramento, California. The collateral includes a 783-car, 7-story attached parking garage. The subject property is situated on a 2.39-acre parcel encompassing a full city block bounded by Capitol Mall Road, 4th Street, N Street, and 3rd Street, in the
downtown CBD of Sacramento, with direct access to the Interstate 5 entrance ramp, approximately 5 blocks west from the Sacramento, California Capitol
Building. The subject building was constructed in 1985 (renovated in 1996) and is 96.9% leased to 18 tenants. Various offices and departments of the State of
California (S&P rating: A+) occupy approximately 83.8% of the gross leaseable area of the 300 Capitol Mall Property.

The 300 Capitol Mall Property was constructed to Class "A" standards. Amenities include a distinctive arching glass facade, tiered floor plates that allow for up to 14 corner offices per floor and a total of 36 balconies; a lobby highlighted with granite finishes; a rooftop garden and cafe; a helipad; and a stainless steel water sculpture set in a reflecting pool surrounded by seating areas. The 300 Capitol Mall Property has good visibility and includes 320 feet of frontage along Capitol Mall, 4th Street, N Street and 3rd Street. In addition, the subject property offers views of the State Capitol, historic old
Sacramento and the Sacramento River, as well as convenient access to various modes of transportation including Interstate 5, Highway 99, and the city's light rail network. Nearby amenities include the Westfield Downtown Plaza, the K
Street pedestrian mall and local restaurants.

Approximately 83.8% of the gross leaseable area of the 300 Capitol Mall Property is leased to various departments of the State of California. The specific State of California tenants within the 300 Capitol Mall Property are: The State
Controller's Office, The Department of Insurance, The Department of Finance and
The Office of Administrative Law. The State Controller's Office has occupied a majority of its current leased space since 1986. A description of the specific tenants is as follows: 1) the State of California Controller helps to administer
$400 billion in state pension funds and serves on 76 state boards and commissions; 2) the State of California-Department of Insurance enforces the insurance-related laws of the state; 3) the State of California - Department of
Finance serves as the Governor's chief fiscal policy advisor; and 4) the State of California-Office of Administrative Law upholds the laws of the State's government agencies and the Alcohol Beverage Controls Board administers the provisions of the Alcohol Beverage Control Act. The State of California is rated
"A1" by Moody's and A+ by Standard & Poor's.

The following table presents certain information relating to the major tenants at the 300 Capitol Mall Property:

                               TENANT INFORMATION

                                                                      CREDIT RATINGS
TENANT NAME                                          PARENT COMPANY   (MOODY'S/S&P)(1)
--------------------------------------------------------------------------------------

State of California - Controller's Office                  NAP            A1/A+
State of California - Department of Insurance              NAP            A1/A+
State of California - Department of Finance                NAP            A1/A+
State of California - Office of Administrative Law         NAP            A1/A+
Microsoft Corporation                                      NAP            Aa3/A

                                                      SQUARE    % OF   BASE RENT      LEASE
TENANT NAME                                            FEET     GLA       PSF      EXPIRATION
---------------------------------------------------------------------------------------------

State of California - Controller's Office            172,494   45.0%     $28.44     9/30/2012
State of California - Department of Insurance        103,545   27.0%     $30.64    12/31/2011
State of California - Department of Finance           23,435    6.1%     $27.79    06/30/2012
State of California - Office of Administrative Law     8,797    2.3%     $36.00    06/30/2014
Microsoft Corporation                                  7,910    2.1%     $30.60    08/31/2012

(1)  Ratings provided are for the State of California, except for Microsoft
     Corporation.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, Natixis Securities North
America Inc., Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated
(collectively, the "Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events.
The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION
REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED
BY THE INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE
TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       40

ML-CFC COMMERCIAL MORTGAGE TRUST 2007-9

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-9
--------------------------------------------------------------------------------

The following table presents certain information relating to the lease rollover schedule at the 300 Capitol Mall Property:

                           LEASE ROLLOVER SCHEDULE(1)

             NUMBER OF    SQUARE      % OF
              LEASES       FEET        GLA      BASE RENT
YEAR          EXPIRING   EXPIRING   EXPIRING    EXPIRING
----------------------------------------------------------

MTM               3        10,657      2.8%        171,063
2007              1         1,764      0.5%         55,037
2008              4        18,189      4.7%        549,463
2009              1         2,867      0.7%         87,730
2010              0             0      0.0%              0
2011              1       103,545     27.0%      3,172,473
2012              6       222,659     58.1%      6,386,033
2013              0             0      0.0%              0
2014              2        11,567      3.0%        416,412
2015              0             0      0.0%              0
2016              0             0      0.0%              0
Thereafter        0             0      0.0%              0
Vacant          NAP        11,990      3.1%              0
----------------------------------------------------------
TOTAL            18       383,238    100.0%    $10,838,211
==========================================================

             % OF BASE    CUMULATIVE   CUMULATIVE    CUMULATIVE      CUMULATIVE
               RENT      SQUARE FEET    % OF GLA     BASE RENT     % OF BASE RENT
YEAR         EXPIRING      EXPIRING     EXPIRING      EXPIRING        EXPIRING
---------------------------------------------------------------------------------

MTM             1.6%        10,657         2.8%          171,063        1.6%
2007            0.5%        12,421         3.2%          226,100        2.1%
2008            5.1%        30,610         8.0%          775,563        7.2%
2009            0.8%        33,477         8.7%          863,293        8.0%
2010            0.0%        33,477         8.7%          863,293        8.0%
2011           29.3%       137,022        35.8%        4,035,766       37.2%
2012           58.9%       359,681        93.9%      $10,421,799       96.2%
2013            0.0%       359,681        93.9%      $10,421,799       96.2%
2014            3.8%       371,248        96.9%      $10,838,211      100.0%
2015            0.0%       371,248        96.9%      $10,838,211      100.0%
2016            0.0%       371,248        96.9%      $10,838,211      100.0%
Thereafter      0.0%       371,248        96.9%      $10,838,211      100.0%
Vacant          0.0%       383,238       100.0%      $10,838,211      100.0%
---------------------------------------------------------------------------------
TOTAL         100.0%       383,238       100.0%      $10,838,211      100.0%
=================================================================================

(1)  Information obtained from the 300 Capitol Mall Borrower's rent roll dated
     June 11, 2007.

THE MARKET.(2) The subject property is located in the western quadrant of the
Downtown area of Sacramento, on Capitol Mall, 5 blocks west of the State
Capitol. The subject property's neighborhood is fully developed, experiencing some levels of redevelopment and infill development within the core downtown area. The location is appealing due to its proximity to the major freeways in the area and proximity to the State Capitol and other government and business-related entities in the downtown area.

The population of the Sacramento region continues to grow above state levels, reflecting its concentration of higher education opportunities, state government headquarters, central-state location, and relatively affordable living accommodations in comparison to other California metropolitan areas. The 2007 population is approximately 14,892, 124,717 and 294,156 within a one, three and five mile radius, and is expected to increase to approximately 15,926, 134,635 and 320,945 in 2012, respectively.

As of March 2007, the unemployment rate for Sacramento County was 4.9%, slightly below the State of California average of 5.1%. The Sacramento region has experienced continued economic growth as total employment has increased at an average annual rate of 1.9% over the last five years compared to the overall
U.S. at 1.0%. Total employment in the Sacramento area is forecasted to grow 2.3%
per year in the next five years. The State of California, the largest employer in the Sacramento area with over 77,250 employees, is continuing to grow, adding
8,200 jobs to the region in the past year (according to the California
Employment Development Department). The top five private sector employers include Kaiser Permanente (7,734 employees), Raley's Inc. (7,158 employees), UC
Davis Health System (6,897 employees), Mercy Healthcare (6,845 employees) and
Intel Corp. (6,800 employees). Office employment is expected to grow 3.8% per year over the next six years, though slightly lower than the long term average of 4.4% per year.

The subject property is located in the Downtown submarket of Sacramento, the second largest submarket in the Sacramento office market, consisting of 10.2 million square feet with a vacancy of approximately 10.9% for the third quarter
2007 (Sacramento total office market -- 48.3 million square feet, 12.9% vacancy rate; year to date net absorption totals 488,758 square feet). Overall, Class A space has a lower vacancy rate than all other office types in the submarket.
Occupancy for the Class A market is approximately 92.0%. Excluding the 400 R
Street Building, which was recently vacated by a major tenant and the U.S. Bank
Tower, which is pre-leasing, occupancy for the Class A product in the Downtown submarket is approximately 95.0%. The Downtown submarket net absorption year to date through the third quarter 2007 totals 233,358 square feet.

(2)  Certain information in this section was obtained from a third party appraisal. The appraisal relies on many assumptions and no representation is made as to the accuracy of those assumptions.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, Natixis Securities North
America Inc., Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated
(collectively, the "Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events.
The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION
REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED
BY THE INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE
TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       41

ML-CFC COMMERCIAL MORTGAGE TRUST 2007-9

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-9
--------------------------------------------------------------------------------

Per the appraisal, the subject property's competitive set represents seven premium Class A office buildings with a total of 2.4 million square feet.
Characteristics of these high profile Class A buildings include locations in close proximity to the State Capitol, high rise construction, functional floor plates, distinctive architecture features, high quality finishes and ample amenities. Below is a summary of the lease comparables for the subject property's competitive set:

                               COMPETITIVE SET(1)

PROPERTY NAME        YEAR BUILT     SQ FT     % LEASED   ASKING RATE (FSG)
--------------------------------------------------------------------------
1201 K St.              1990        245,000       91%           $34
Plaza 555               1970        376,432       96%           $34
US Bank Plaza           1992        453,901       97%           $31
Wells Fargo Center      1992        502,000       97%           $40
Esquire Plaza           1999        248,016      100%           $35
Meridian Plaza          2003        230,000      100%           $37
300 Capital Mall        1985        383,238       98%           $36
--------------------------------------------------------------------------
TOTAL / WTD AVG         1990      2,436,596       96%           $36
==========================================================================

(1)  Information obtained from the appraisal dated June 11, 2007.

Based on the asking rents at the subject property's competitive set and recent leasing activity at the subject property ($36-$41 per square foot), the market rental rate is estimated at $36 per square foot (compared to $34 per square foot for the overall Class A market), which is well above the subject property's average in-place rental rate of $29.19 per square foot. Rental rates on new buildings range approximately from $34 to $40 per square foot. As described above, Class A premium space located in the Downtown CBD is in high demand as evidenced by a 4.0% market vacancy as compared to the overall Downtown Class A space at 5.0%.

THE BORROWER. The borrower, 300 Capitol Associates NF L.P., a Delaware limited partnership (the "300 Capitol Mall Borrower"), is a special purpose, bankruptcy remote entity. The 300 Capitol Mall Borrower is an affiliate of Sterling
American Property, Inc. (90.0%) and Hines SAP V NorCal Associates Limited
Partnership ("Hines") (10.0%). In the mid-1980's, Hines and Sterling Equities
partnered to develop the 34-story office tower at 53rd Street and 3rd Avenue and the 42-story office tower at 450 Lexington Avenue, both in midtown
Manhattan. Since then, Hines and Sterling, together have developed or acquired over 4 million square feet of office buildings. In 2005 and 2006, Hines and
Sterling American Property purchased a six building, 1.8 million square foot office portfolio located in the San Francisco Bay area.

Hines is a fully integrated real estate investment and management firm and has been investing in real estate and providing acquisition, development, financing, property management, leasing and disposition services for nearly 50 years. Hines is owned and controlled by Gerald D. Hines and his son Jeffrey C. Hines. Hines
and its affiliates currently have approximately 2,900 employees located in 64 cities in the United States and in 15 other countries. The Hines portfolio of completed and ongoing projects consists of more than 950 properties, including high profile skyscrapers, premier corporate headquarters, mixed-use centers, industrial parks, medical facilities, and master-planned resort and residential communities. Currently, Hines has over 175 million square feet under management and controls assets valued in excess of $16 billion. Since 1991, Hines has employed a range of investment strategies to pursue office acquisition and development opportunities through 26 investment vehicles with a combined $13.6 billion in reported equity. The largest of these vehicles is National Office
Partners, L.P., an investment venture between Hines and CalPERS. Since 1996,
Hines has also raised over $1 billion in equity for investment in development and acquisition opportunities in European cities and selected emerging markets through three investment vehicles.

Sterling American Property, Inc. represents the real estate investment funds formed and operated by affiliates of Sterling Equities and American Securities
Capital Partners, LLC. (the "Sterling American Funds"). Established in 1991, its
founders have established five real estate funds, acquiring more than $4 billion of real estate assets nationwide. The Sterling American Funds have acquired a diverse portfolio of properties ranging from suburban garden apartments to urban office towers. Sterling's funds have invested in more than $3.5 billion of assets in 43 states. The asset mix of SAP's II, III and IV Funds is 55%
multifamily and 45% commercial. These three funds include 22,000 residential units, 6.3 million square feet of office, industrial and retail space and including SAP I, over a quarter of a billion dollars in mortgage notes and loans. Sterling Equities was founded by Fred Wilpon and Saul Katz as a vehicle to develop and invest in real estate. Since 1972, Sterling Equities and its affiliates have purchased or developed over 17.0 million square feet of commercial property, 45,000 residential units, 8.5 million square feet of retail property and three major sports complexes.

PROPERTY MANAGEMENT. The 300 Capitol Mall Property is managed by Hines Interests
Limited Partnership, a Delaware limited partnership and affiliate of the 300
Capitol Mall Borrower. Currently, Hines Interests Limited Partnership manages
161 properties, which total approximately 104 million square feet.

LOCKBOX. The loan documents require a hard lockbox and in-place cash management.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, Natixis Securities North
America Inc., Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated
(collectively, the "Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events.
The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION
REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED
BY THE INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE
TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       42

ML-CFC COMMERCIAL MORTGAGE TRUST 2007-9

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-9
--------------------------------------------------------------------------------

ESCROWS. The following escrow/reserve accounts have been established with respect to the 300 Capitol Mall Loan:

                               ESCROWS / RESERVES

TYPE:                                      INITIAL                MONTHLY
-------------------------------------------------------------------------
Taxes                                    $  244,122              $122,061
Insurance                                $   16,333              $  8,167
Immediate Repairs                        $  913,140              $      0
Rollover Reserve                         $3,529,888(1)           $      0
Rollover Letter of Credit                $4,600,000(2)           $      0

(1)  The Rollover Reserve includes $3,529,888 in reserve for tenant improvements and leasing costs under existing tenant obligations.

(2)  The 300 Capitol Mall Borrower posted the upfront Rollover Letter of Credit in the amount of $4,600,000 for future tenant improvements and leasing costs. The 300 Capitol Mall Borrower has the option to fund the reserve in cash or post a letter of credit. If on April 30, 2011, the amount on deposit in such reserve is less than $3,200,000, the 300 Capitol Mall
     Borrower must then deposit an additional amount with the lender so that the amount on deposit in such reserve is equal to $3,200,000.

PERMITTED MEZZANINE DEBT. Future mezzanine financing secured by a pledge of the mezzanine borrower's direct or indirect equity interest in the 300 Capitol Mall
Borrower is permitted, subject to certain conditions, including the following:
(i) a combined LTV ratio of no greater than 80.0%, (ii) a combined DSCR of at least 1.20x (based on a 30-year amortization schedule), (iii) such debt is originated by a lender meeting specified financial criteria, (iv) delivery of an intercreditor agreement acceptable to the rating agencies, and (v) confirmation from each rating agency then rating the certificates that the incurrence of such debt will not result in the qualification, withdrawal or downgrade of the certificates.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, Natixis Securities North
America Inc., Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated
(collectively, the "Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events.
The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION
REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED
BY THE INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE
TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       43

ML-CFC COMMERCIAL MORTGAGE TRUST 2007-9

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-9
--------------------------------------------------------------------------------

JANSS MARKETPLACE LOAN

                                 [PHOTO OMITTED]

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
Number of Mortgaged Real Properties                                            1
Location (City/State)                                          Thousand Oaks, CA
Property Type                                                             Retail
Size (Square Feet)(1)                                                    421,196
Percentage Physical Occupancy as of September 5, 2007(1)                   98.3%
Year Built                                                                  1967
Year Renovated                                                              2007
Appraisal Value                                                      $90,000,000
Underwritten Economic Occupancy                                            94.7%
Underwritten Revenues(2)                                              $9,939,766
Underwritten Total Expenses                                           $4,489,658
Underwritten Net Operating Income (NOI)(2,3)                          $5,450,108
Underwritten Net Cash Flow (NCF)(2,4)                                 $5,255,052
6/30/2007 (TTM) NOI                                                   $4,287,258
2006 NOI                                                              $4,096,291
2005 NOI                                                              $3,293,676
--------------------------------------------------------------------------------

                                 [PHOTO OMITTED]

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
Mortgage Loan Seller                                                         CRF
Loan Group                                                                     1
Origination Date                                                October 18, 2007
Cut-off Date Principal Balance                                       $60,000,000
Cut-off Date Loan Balance Per Square Foot                                   $132
Percentage of Initial Mortgage Pool Balance                                 2.1%
Number of Mortgage Loans                                                       1
Type of Security (Fee/Leasehold)                                             Fee
Mortgage Rate                                                            6.2440%
Amortization Type                                                     IO-Balloon
IO Period (Months)                                                            72
Original Term to Maturity/ARD (Months)                                       120
Original Amortization Term (Months)                                          360
Original Call Protection                                     LO(24),Def(91),O(5)
Lockbox                                                                     None
Cut-off Date LTV Ratio                                                     66.7%
LTV Ratio at Maturity or ARD                                               63.5%
Underwritten DSCR on NOI(2,3)                                              1.23x
Underwritten DSCR on NCF(2,4)                                              1.19x
--------------------------------------------------------------------------------

(1)  Based on 421,196 square feet. Does not include the second floor space that is not yet built out. Including the second floor space the total square footage is 455,346.

(2)  Includes contract rent with increases occuring in 2008.

(3)  The "as is" Underwritten NOI is $4,557,619. The Underwritten DSCR based on the "as is" Underwritten NOI is 1.03x (based on a 30 year amortization schedule) and 1.20x during the interest only period. The Underwritten DSCR on NOI based on the Underwritten NOI during the interest only period is
     1.43x.

(4)  The "as is" Underwritten NCF is $4,385,848. The Underwritten DSCR based on the "as is" Underwritten NCF is 0.99x (based on a 30 year amortization schedule) and 1.15x during the interest only period. The Underwritten DSCR on NCF based on the Underwritten NCF during the interest only period is
     1.38x.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, Natixis Securities North
America Inc., Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated
(collectively, the "Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events.
The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION
REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED
BY THE INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE
TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       44

ML-CFC COMMERCIAL MORTGAGE TRUST 2007-9

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-9
--------------------------------------------------------------------------------

                                  [MAP OMITTED]

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, Natixis Securities North
America Inc., Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated
(collectively, the "Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events.
The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION
REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED
BY THE INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE
TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       45

ML-CFC COMMERCIAL MORTGAGE TRUST 2007-9

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-9
--------------------------------------------------------------------------------

THE LOAN. The mortgage loan (the "Janss Marketplace Loan") is evidenced by a single promissory note secured by a first priority deed of trust encumbering a
455,346 square foot (including to-be-built out second floor space), two-story, regional mall (the "Janss Marketplace Property") located in Thousand Oaks,
California. The Janss Marketplace Loan represents approximately 2.1% of the initial mortgage pool balance and approximately 2.7% of the initial loan group 1 balance.

The Janss Marketplace Loan was originated on October 18, 2007, and has a principal balance as of the cut-off date of $60,000,000. The Janss Marketplace
Loan has a remaining term of 120 months and a scheduled maturity date of
November 8, 2017. The Janss Marketplace Loan permits defeasance of the entire loan with United States Treasury obligations or other non-callable government securities beginning two years after the creation of the securitization trust
(unless an additional pari passu debt note is issued, in which case the Janss
Marketplace Loan may be defeased as described under "Permitted Pari Passu Debt"
below). Voluntary prepayment of the Janss Marketplace Loan is permitted on or after July 8, 2017, without penalty.

THE PROPERTY. The Janss Marketplace Loan is secured by the fee interest in a
455,346 square foot, two-story, regional mall located at 179-285 North Moorpark
Road in Thousand Oaks, California. The second floor of the Janss Marketplace
Property (approximately 34,150 square feet) is not yet built out, but the Janss
Marketplace Borrower anticipates commencing a $3,000,000 renovation of this space. The Janss Marketplace Property is shadow anchored by Sears, which is not part of the collateral. Major tenants include Mervyn's, Toys "R" Us, Linens 'N
Things, Grauman's Theatres, LLC (Mann Theater), Gold's Gym, Marshalls and Old
Navy. The major tenants make up 69.1% of the total square footage while the forty-one inline tenants make up 24.7% of the total square footage. National and/or credit tenants comprise approximately 69.1% of the rentable square footage. The mall was built in 1967 and renovated in 2007. In the past year, the sponsor made over approximately $900,000 in capital improvements to the center, part of which went towards developing a state-of-the-art community fountain at the Janss Marketplace Property.

The Janss Marketplace Property is located on the northwest corner of the intersection of Hillcrest Drive and Moorpark Road, both major thoroughfares with a traffic count of 47,952 cars per day. In addition, the Janss Marketplace
Property is two blocks east of the Ventura Freeway (U.S. Highway 101), which boasts a traffic count of 178,000 cars per day and about five blocks south of the Moorpark Freeway (State Highway 23). The Janss Marketplace Property has a
total of 2,500 surface and structured parking spaces.

The following tables present certain information regarding the Janss Marketplace
Loan Property.

                           MAJOR TENANT INFORMATION(1)

                                                          CREDIT RATING    SQUARE
             TENANT NAME                PARENT COMPANY   (FITCH/S&P)(2)     FEET
---------------------------------------------------------------------------------

Mervyn's                                                       NR          85,000
Toys "R" US (Ground Lease)                                    B-/B         43,000
Linens 'N Things                                             CCC/B-        37,773
Grauman's Theatres, LLC                 Mann Theaters          NR          35,000
Thousand Oaks Corporate Fitness, Inc.                          NR          31,528
   (Gold's Gym)
Marshalls                                                      NR          28,900
Thrifty/Rite Aid                                              B-/B         19,714
Old Navy                                                     BB+/BB+       17,934
Buca Di Beppo                                                  NR           8,166
Shoe Pavilion                                                  NR           7,631
---------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE                                                    314,646
=================================================================================

                                        % OF   BASE RENT PER   % OF TOTAL      LEASE
             TENANT NAME                 GLA    SQUARE FOOT     BASE RENT   EXPIRATION
--------------------------------------------------------------------------------------

Mervyn's                                18.7%      $ 2.35          3.1%      7/31/2026
Toys "R" US (Ground Lease)               9.4         7.33          4.8       1/31/2010
Linens 'N Things                         8.3        10.87          6.3       1/31/2012
Grauman's Theatres, LLC                  7.7        14.26          7.6      12/31/2015
Thousand Oaks Corporate Fitness, Inc.    6.9        30.64         14.8       8/31/2023
   (Gold's Gym)
Marshalls                                6.3        13.25          5.8       1/31/2012
Thrifty/Rite Aid                         4.3         6.63          2.0       5/31/2016
Old Navy                                 3.9        17.25          4.7       9/30/2009
Buca Di Beppo                            1.8        28.71          3.6       5/31/2019
Shoe Pavilion                            1.7        17.75          2.1       1/31/2011
--------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE                  69.1%      $11.39         54.7%
======================================================================================

(1)  Based on information obtained from the Janss Marketplace Borrower's rent roll dated September 5, 2007.

(2)  Credit ratings are of the parent company whether or not the parent guarantees the lease.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, Natixis Securities North
America Inc., Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated
(collectively, the "Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events.
The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION
REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED
BY THE INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE
TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       46

ML-CFC COMMERCIAL MORTGAGE TRUST 2007-9

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-9
--------------------------------------------------------------------------------

                          LEASE ROLLOVER SCHEDULE(1,2)

                 NUMBER OF     SQUARE FEET   % OF GLA    BASE RENT     % OF BASE
   YEAR      LEASES EXPIRING     EXPIRING    EXPIRING    EXPIRING    RENT EXPIRING
----------------------------------------------------------------------------------

  Vacant            NAP          42,563(3)      9.3%    $        0         0.0%
    MTM              4            2,275         0.5         60,986         0.9
   2007              2                0         0.0         12,600         0.2
   2008              3            3,735         0.8        114,680         1.8
   2009              7           31,468         6.9        736,359        11.2
   2010              8           62,862        13.8        920,823        14.1
   2011              6           17,608         3.9        495,103         7.6
   2012             10           81,725        17.9      1,155,312        17.6
   2013              2            8,307         1.8        182,435         2.8
   2015              2           37,234         8.2        582,205         8.9
   2016              5           32,810         7.2        551,589         8.4
   2017              4           10,065         2.2        336,267         5.1
Thereafter           3          124,694        27.4      1,400,426        21.4
----------------------------------------------------------------------------------
   TOTAL            56          455,346(3)    100.0%    $6,548,784       100.0%
==================================================================================

                                                         CUMULATIVE
               CUMULATIVE      CUMULATIVE   CUMULATIVE      % OF
                 SQUARE          % OF        BASE RENT    BASE RENT
   YEAR      FEET EXPIRING   GLA EXPIRING    EXPIRING     EXPIRING
-------------------------------------------------------------------

  Vacant         42,563           9.3%      $        0       0.0%
    MTM          44,838           9.8           60,986       0.9
   2007          44,838           9.8           73,586       1.1
   2008          48,573          10.7          188,266       2.9
   2009          80,041          17.6          924,624      14.1
   2010         142,903          31.4        1,845,447      28.2
   2011         160,511          35.3        2,340,550      35.7
   2012         242,236          53.2        3,495,862      53.4
   2013         250,543          55.0        3,678,297      56.2
   2015         287,777          63.2        4,260,502      65.1
   2016         320,587          70.4        4,812,091      73.5
   2017         330,652          72.6        5,148,358      78.6
Thereafter      455,346         100.0        6,548,784     100.0
-------------------------------------------------------------------
   TOTAL        455,346         100.0%      $6,548,784     100.0%
===================================================================

(1)  Based on information obtained from the Borrower's rent roll dated September
     5, 2007.

(2)  The information in this chart is based on the assumption that no tenant exercises an early termination option.

(3)  Square footage includes 34,150 square feet of second floor space yet to be built out.

THE MARKET.(1) The Janss Marketplace Property is situated in the middle of the city of Thousand Oaks, which makes up the central portion of the Conejo Valley.
The planned community encompasses an area of 55 square miles and is bounded by
Moorpark and the Santa Rosa Valley to the north, Westlake Village and Agoura
Hills to the east, Lake Sherwood and the Santa Monica Mountains to the south and the Conejo Grade to the west. Access is provided by the Ventura Freeway (U.S.
Highway 101) and the Moorpark Freeway (State Highway 23), which connects with the Ronald Reagan Freeway (State Highway 118) approximately nine-miles north.
Local airport access consists of the Los Angeles International Airport and the
Bob Hope Airport (Burbank Airport) located about 60 miles south and 30 miles east, respectively.

The demographic composition of the neighborhood surrounding the Janss
Marketplace Property within a one-, three- and five-mile radius is strong.
Within a one-mile radius, there are 11,823 people with a median household income of $64,009. In the three-mile and five-mile radius, there are 73,100 people with a household income of $79,350 and 137,554 people with a household income of
$91,492, respectively. The median household income is reflective of an upper income demographic and is inline with the level of affluence throughout Ventura
County. In addition, the unemployment rate remains low at 4.2%.

The retail square footage of the Thousand Oaks market totals 3,002,000 square feet with a vacancy rate of 4.0%, as of the second quarter of 2007. The Janss
Marketplace Property is currently 98.3% occupied (excluding the 34,150 square feet of second floor space). Average retail rent growth over the previous ten years has been 10.3%. Rents in the city have increased from an average of $32.88 per square foot in 2004 to $34.32 per square foot in 2005 (4.4%) to $35.64 per square foot (3.8%) in 2006 and as of the second quarter of 2007, the average rent was up to $37.08 per square foot (4.0%).

THE BORROWER. Thousand Oaks Marketplace, L.P. (the "Janss Marketplace
Borrower"), is a single purpose entity that is a California limited partnership.
Warner Center Enterprises, Ltd. is the majority owner with a 27.083% ownership interest in the Janss Marketplace Borrower. Marketplace Equity, Inc. is the
general partner and has a 1.000% ownership interest in the Janss Marketplace
Borrower. The general partners of Warner Center Enterprises, Ltd. are Maxxam
Enterprises, LLC ("Maxxam Enterprises") (14.59% ownership of Warner Center
Enterprises, Ltd.) and 3D Investments III ("3D Investments") (14.59% ownership of Warner Center Enterprises, Ltd.) with limited partners having ownership interest percentages ranging from 2.06% to 16.29%. The non-recourse carve-out guarantors are Joseph Daneshgar, Nader Daneshgar, George Daneshgar, Behrouz
Soroudi, Mehdi Soroudi and Michael Soroudi. These individuals are also the non-recourse carve-out guarantors for the Promenade Gateway Loan and the 9777
Wilshire Boulevard Loan.

The sponsors of the Janss Marketplace Borrower are 3D Investments and Maxxam
Enterprises. The principals of 3D Investments are Joseph Daneshgar, Nader
Daneshgar and George Daneshgar. The principals of Maxxam Enterprises are Behrouz
Soroudi, Mehdi Soroudi and Michael Soroudi (the "Soroudis"). 3D Investments is a
privately-held real estate company that has been investing, rehabilitating, managing, and developing real estate projects since 1976. The company has a portfolio of commercial and residential real estate assets throughout
California, Arizona, Utah, South Carolina and Texas.

----------
(1)  Certain information in this section was obtained from a third party appraisal. The appraisal relies on many assumptions, and no representation is made as to the accuracy of the assumptions underlying the appraisal.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, Natixis Securities North
America Inc., Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated
(collectively, the "Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events.
The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION
REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED
BY THE INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE
TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       47

ML-CFC COMMERCIAL MORTGAGE TRUST 2007-9

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-9
--------------------------------------------------------------------------------

The Soroudis have a long history as real estate owners and developers within the
Los Angeles Basin. The Soroudis acquired their first real estate holding in
1979, acquiring a 154-acre parcel that later became the City of Agoura Hills.
Beginning in 1984, the Soroudis became actively involved in the Fashion District of Downtown Los Angeles, developing or acquiring dozens of retail/showroom and office/manufacturing properties within the district, becoming one of the largest property owners in the area.

PROPERTY MANAGEMENT. The property manager for the Janss Marketplace Loan is
NewMark Merrill Companies ("NewMark Merrill"). NewMark Merrill was established in April 1997 and currently manages 5,750,562 square feet of retail space. The property manager is not affiliated with the Janss Marketplace Borrower.

LOCKBOX. The mortgage loan documents do not require a lockbox.

ESCROWS/RESERVES. The following escrow/reserve accounts have been established with respect to the Janss Marketplace Loan.

                               ESCROWS / RESERVES

TYPE:                                    INITIAL                MONTHLY
-------------------------------------------------------------------------
Taxes                                    $345,427               $172,714
Insurance                                $153,169               $ 15,317
Panera Bread Reserve(1)                  $229,870               $      0

(1)  At origination, the Janss Marketplace Borrower escrowed $229,870 related to improvements at the Panera Bread space. This reserve is required to be released to the Janss Marketplace Borrower upon receipt of evidence that the improvements were completed and a clean estoppel from the tenant was delivered.

LETTER OF CREDIT. At origination, the Janss Marketplace Borrower provided lender with a letter of credit in the amount of $6,210,000. The letter of credit is to be reduced in increments of not less than $250,000 when in place underwriting
(not including debt service on the amount of the remaining letter of credit)
achieves a 1.15x debt service coverage ratio on a 30-year amortization schedule
(considering mortgage-secured debt only, including any permitted pari passu debt as described below).

PERMITTED PARI PASSU DEBT. The Janss Marketplace Loan documents permit the Janss
Marketplace Borrower to obtain up to an additional $5,000,000 of pari passu debt secured by the Janss Marketplace Property, subject to the satisfaction of certain conditions including that (i) the combined debt service coverage ratio based on the Janss Marketplace Loan and the additional pari passu debt is at least 1.15x, based on a thirty-year amortization schedule (considering mortgage-secured debt only), (ii) the pari passu debt lender has executed and delivered to lender an acceptable intercreditor agreement and (iii) delivery of a rating agency non-downgrade confirmation. The mortgage loan seller is not required to be the lender for the additional pari passu debt. In the event that the Janss Marketplace Borrower obtains a pari passu loan, the Janss Marketplace
Loan may not be defeased until two years after the securitization of the pari passu loan.

PERMITTED MEZZANINE DEBT. The direct or indirect parents of the Janss
Marketplace Borrower are permitted to incur mezzanine debt beginning on the date that is 24 months past the origination date of the Janss Marketplace Loan subject to the satisfaction of certain conditions, including that (i) the combined outstanding loan amount and the mezzanine loan amount does not, in the aggregate, exceed 90% of the fair market value of the Janss Marketplace
Property, (ii) the actual aggregate debt service coverage ratio is at least
1.05x as determined by lender and (iii) the mezzanine lender has executed and delivered to lender an intercreditor agreement acceptable to lender.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, Natixis Securities North
America Inc., Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated
(collectively, the "Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events.
The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION
REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED
BY THE INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE
TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       48

ML-CFC COMMERCIAL MORTGAGE TRUST 2007-9

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-9
--------------------------------------------------------------------------------

                      [THIS PAGE INTENTIONALLY LEFT BLANK.]

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, Natixis Securities North
America Inc., Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated
(collectively, the "Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events.
The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION
REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED
BY THE INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE
TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       49

ML-CFC COMMERCIAL MORTGAGE TRUST 2007-9

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-9
--------------------------------------------------------------------------------

PROMENADE GATEWAY LOAN

                                 [PHOTO OMITTED]

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
Number of Mortgaged Real Properties                                            1
Location (City/State)                                           Santa Monica, CA
Property Type                                                          Mixed Use
Size (Square Feet)                                                       123,087
Percentage Physical Occupancy as of October 15, 2007                       84.5%
Year Built                                                                  1989
Year Renovated                                                              2006
Appraisal Value                                                      $79,500,000
Underwritten Economic Occupancy                                            93.9%
Underwritten Revenues(1)                                              $5,996,607
Underwritten Total Expenses                                           $1,402,454
Underwritten Net Operating Income (NOI)(1,2)                          $4,594,153
Underwritten Net Cash Flow (NCF)(1,3)                                 $4,482,923
6/30/2007 (TTM NOI)                                                   $3,332,771
2006 NOI                                                              $3,129,472
2005 NOI                                                              $2,884,689
--------------------------------------------------------------------------------

                                 [PHOTO OMITTED]

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
Mortgage Loan Seller                                                         CRF
Loan Group                                                                     1
Origination Date                                                October 18, 2007
Cut-off Date Principal Balance                                       $55,100,000
Cut-off Date Loan Balance Per Square Foot                                   $448
Percentage of Initial Mortgage Pool Balance                                 2.0%
Number of Mortgage Loans                                                       1
Type of Security (Fee/Leasehold)                                             Fee
Mortgage Rate                                                            6.2440%
Amortization Type                                                     IO-Balloon
IO Period (Months)                                                            72
Original Term to Maturity/ARD (Months)                                       120
Original Amortization Term (Months)                                          360
Original Call Protection                                   LO(24), Def(91), O(5)
Lockbox                                                                     None
Cut-off Date LTV Ratio                                                     69.3%
LTV Ratio at Maturity or ARD                                               66.0%
Underwritten DSCR on NOI(1,2)                                              1.13x
Underwritten DSCR on NCF(1,3)                                              1.10x
--------------------------------------------------------------------------------

(1)  Includes contract rent with rent increases occuring in 2008.

(2)  The Underwritten NOI includes underwritten rent for Broadway Deli. See "The
     Property" and "Escrows" below. The "as is" Underwritten NOI is $3,950,681.
     The Underwritten DSCR based on the "as is" Underwritten NOI is 0.97x (based on a 30 year amortization schedule) and 1.13x during the interest only period. The Underwritten DSCR on NOI based on the Underwritten NOI during the interest only period is 1.31x.

(3)  The Underwritten NCF includes underwritten rent for Broadway Deli. See "The
     Property" and "Escrows/Reserves" below. The "as is" Underwritten NCF is
     $3,842,548. The Underwritten DSCR based on the "as is" Underwritten NCF is
     0.94x (based on a 30 year amortization schedule) and 1.10x during the interest only period. The Underwritten DSCR on NCF based on the
     Underwritten NCF during the interest only period is 1.28x.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, Natixis Securities North
America Inc., Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated
(collectively, the "Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events.
The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION
REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED
BY THE INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE
TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       50

ML-CFC COMMERCIAL MORTGAGE TRUST 2007-9

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-9
--------------------------------------------------------------------------------

                                  [MAP OMITTED]

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, Natixis Securities North
America Inc., Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated
(collectively, the "Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events.
The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION
REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED
BY THE INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE
TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       51

ML-CFC COMMERCIAL MORTGAGE TRUST 2007-9

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-9
--------------------------------------------------------------------------------

THE LOAN. The mortgage loan (the "Promenade Gateway Loan") is evidenced by a single promissory note secured by a first priority deed of trust encumbering a
Class A, mixed-use building (the "Promenade Gateway Property") located in Santa
Monica, California. The Promenade Gateway Loan represents approximately 2.0% of the initial mortgage pool balance and approximately 2.5% of the initial loan group 1 balance.

The Promenade Gateway Loan was originated on October 18, 2007, and has a principal balance as of the cut-off date of $55,100,000. The Promenade Gateway
Loan has a remaining term of 120 months and a scheduled maturity date of
November 8, 2017. The Promenade Gateway Loan permits defeasance of the entire loan with United States Treasury obligations or other non-callable government securities beginning two years after the creation of the securitization trust.
Voluntary prepayment of the Promenade Gateway Loan is permitted on or after July
8, 2017, without penalty.

THE PROPERTY. The Promenade Gateway Loan is secured by the fee interest in a
Class A, mixed-use building located at 1453 3rd Street Promenade in Santa
Monica, California. The Promenade Gateway Property consists of 35,638 square feet of retail space, 60,730 square feet of office space, and 26,719 square feet of residential space (32 apartment units). The property has a four-level subterranean parking garage containing 260 parking spaces. The building was constructed in 1989 and renovated in 2006. The Promenade Gateway Property is serviced by three elevators.

The Promenade Gateway Property benefits from its location three blocks east of the Pacific Ocean at the corner of 3rd Street Promenade and Broadway. The
Promenade, a three-block long pedestrian retail street running between Wilshire
Boulevard on the north and Broadway on the south, is a regional destination in the Los Angeles area that attracts more than 3.5 million visitors annually.

The largest tenant is Loews Theatre Management Corp., occupying 23.4% of commercial net rentable square footage. The second largest tenant is Morgan
Stanley Dean Witter Inc. ("Morgan Stanley"), occupying 14.1% of commercial net rentable square footage. The third largest tenant is Callison Architecture Inc., occupying 10.8% of commercial net rentable square footage. All remaining tenants occupy approximately 9.1% or less of commercial net rentable square footage.

The following tables present certain information regarding the Promenade Gateway
Loan Property.

                           MAJOR TENANT INFORMATION(1)

                                                       CREDIT RATING    SQUARE
           TENANT NAME              PARENT COMPANY   (FITCH / S&P)(2)    FEET
------------------------------------------------------------------------------

Loews Theatre Management Corp.            AMC              NR/B         22,534
Morgan Stanley Dean Witter Inc.                           AA-/AA-       13,607
Callison Architecture Inc.                                  NR          10,440
Broadway Deli(3)                                            NR           8,765
RIVERSIDE West Coast Corp.                                  NR           5,056
Rip Curl Group Pty Ltd                                      NR           4,339
Digihearit, Inc dba Endless Noise                           NR           2,643
Palisades Investment Partners                               NR           2,523
Jaffe Holden Acoustics, Inc.                                NR           1,737
International Airport Centers                               NR           1,360
------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE                                                  73,004
==============================================================================

                                    % OF   BASE RENT PER   % OF TOTAL        LEASE
           TENANT NAME               GLA    SQUARE FOOT     BASE RENT     EXPIRATION
-------------------------------------------------------------------------------------

Loews Theatre Management Corp.      23.4%     $ 22.94         14.9%     10/30/2009
Morgan Stanley Dean Witter Inc.     14.1        43.68         17.1       1/30/2017(4)
Callison Architecture Inc.          10.8        46.00         13.9       6/30/2010
Broadway Deli(3)                     9.1        57.29         14.5       5/31/2010
RIVERSIDE West Coast Corp.           5.2        46.80          6.8       6/30/2017
Rip Curl Group Pty Ltd               4.5       144.00         18.0      11/13/2013
Digihearit, Inc dba Endless Noise    2.7        39.17          3.0       1/25/2010
Palisades Investment Partners        2.6        38.03          2.8       1/31/2009
Jaffe Holden Acoustics, Inc.         1.8        46.80          2.3       3/31/2012
International Airport Centers        1.4        42.60          1.7       6/30/2010
-------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE              75.8%     $ 45.12         95.0%
=====================================================================================

(1)  Based on information obtained from the Promenade Gateway Borrower's rent roll dated October 15, 2007.

(2)  Credit ratings are of the parent company whether or not the parent guarantees the lease.

(3)  The underwritten rent for Broadway Deli is $120 psf per year. See
     "Escrows/Reserves" below.

(4)  Morgan Stanley has a one-time option to terminate its lease on January 20,
     2012.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, Natixis Securities North
America Inc., Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated
(collectively, the "Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events.
The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION
REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED
BY THE INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE
TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       52

ML-CFC COMMERCIAL MORTGAGE TRUST 2007-9

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-9
--------------------------------------------------------------------------------

                           LEASE ROLLOVER SCHEDULE(1,2)

             NUMBER OF     SQUARE FEET   % OF GLA   BASE RENT
 YEAR    LEASES EXPIRING    EXPIRING     EXPIRING    EXPIRING
--------------------------------------------------------------

Vacant         NAP            19,125       19.8%    $        0
 2008           2              2,325        2.4         91,065
 2009           3             25,854       26.8        646,561
 2010           8             24,325       25.2      1,191,425
 2012           1              1,737        1.8         81,292
 2013           1              4,339        4.5        624,816
 2017           2             18,663       19.4        830,975
--------------------------------------------------------------
TOTAL          17             96,368      100.0%    $3,466,133
==============================================================

                                                                     CUMULATIVE
                           CUMULATIVE     CUMULATIVE    CUMULATIVE      % OF
           % OF BASE        SQUARE          % OF        BASE RENT    BASE RENT
 YEAR    RENT EXPIRING   FEET EXPIRING   GLA EXPIRING    EXPIRING     EXPIRING
-------------------------------------------------------------------------------

Vacant         0.0%          19,125          19.8%      $        0       0.0%
 2008          2.6           21,450          22.3           91,065       2.6
 2009         18.7           47,304          49.1          737,626      21.3
 2010         34.4           71,629          74.3        1,929,051      55.7
 2012          2.3           73,366          76.1        2,010,343      58.0
 2013         18.0           77,705          80.6        2,635,159      76.0
 2017         24.0           96,368         100.0        3,466,133     100.0
-------------------------------------------------------------------------------
TOTAL        100.0%          96,368         100.0%      $3,466,133       100%
===============================================================================

(1)  Based on information obtained from the Promenade Gateway Borrower's rent roll dated October 15, 2007.

(2)  The information in this chart is based on the assumption that no tenant exercises an early termination option.

THE MARKET.(1) The Promenade Gateway Property is located in the Santa
Monica/Westside/Downtown Los Angeles retail submarket, the Santa Monica office market and the Santa Monica apartment market. The Promenade Gateway Property is currently 84.5% occupied (blended) with retail and residential at 100% occupancy and office space at 80.2% occupancy.

Retail. As of the second quarter of 2007, the Santa Monica/Westside/Downtown Los
Angeles retail submarket consisted of approximately 4,909,000 square feet and has continued to strengthen since 2004 with vacancy rates initially increasing slightly from 3.4% at year end 2004 to 3.5% at year end 2005, then decreasing to
3.1% at year end 2006. Vacancy continued to improve in 2007, ending the second quarter at 2.7%. Asking rents increased from $36.24 per square foot at the end of 2004 to $37.08 per square foot at the end of 2006, representing a compound annual growth rate of 1.2%. Asking rents continued to improve in 2007, ending the second quarter at $38.64 per square foot, a 4.2% increase over the end of
2006.

Office. As of the second quarter of 2007, the Santa Monica office submarket consisted of approximately 8,616,539 square feet and has continued to strengthen since 2004 with vacancy rates decreasing from 10.9% at year end 2004 to 7.4% at year end 2005 to 4.5% at year end 2006. Vacancy increased slightly in 2007, ending the second quarter at 5.3%. Asking rents increased from $35.40 per square foot at the end of 2004 to $45.12 per square foot at the end of 2006, representing a compound annual growth rate of 12.9%. Asking rents continued to improve in 2007, ending the second quarter at $59.28 per square foot, a 31.4%
increase over the end of 2006. The substantial increase in rental rates is due to limited new supply coming online from 2001 to 2006 (43,000 square feet from
2001 to 2006) while simultaneously experiencing strong net absorption. Due to the strength of the market, there are no concessions offered at the subject property or at any of the comparable properties.

Multifamily. As of the second quarter of 2007, the Santa Monica apartment submarket consisted of approximately 18.07 million square feet and has continued
to strengthen since 2004 with vacancy rates decreasing from 4.5% at year end
2004 to 4.3% at year end 2005 to 3.2% at year end 2006. Vacancy continued to decrease in 2007, ending the second quarter at 3.1%. Asking rents increased from
$2,073/unit/month at the end of 2004 to $2,214/unit/month at the end of 2006, representing a compound annual growth rate of 3.3%. Asking rents continued to increase in 2007, ending the second quarter at $2,323/unit/month, a 4.9%
increase over the end of 2006.

THE BORROWER. Promenade Gateway, L.P. (the "Promenade Gateway Borrower") is a
single purpose entity that is a California limited partnership. Maxxam
Enterprises, LLC ("Maxxam Enterprises") and 3D Investments III ("3D
Investments") are the majority owners of the Promenade Gateway Borrower with a
29% and 27.6% ownership interest, respectively. Promenade Equity, Inc. (0.699%
ownership) is the general partner of the Promenade Gateway Borrower. The non-recourse carve-out guarantors are Joseph Daneshgar, Nader Daneshgar, George
Daneshgar, Behrouz Soroudi, Mehdi Soroudi and Michael Soroudi. These individuals are also the non-recourse carve-out guarantors for the Janss Marketplace Loan and the 9777 Wilshire Loan.

The sponsors of the Promenade Gateway Borrower are 3D Investments and Maxxam
Enterprises. The principals of 3D Investments are Joseph Daneshgar, Nader
Daneshgar and George Daneshgar. The principals of Maxxam Enterprises are Behrouz
Soroudi, Mehdi Soroudi and Michael Soroudi (the "Soroudis"). 3D Investments is a
privately-held real estate company that has been investing, rehabilitating, managing, and developing real estate projects since 1976. The company has a portfolio of commercial and residential real estate assets throughout
California, Arizona, Utah, South Carolina and Texas.

The Soroudis have a long history as real estate owners and developers within the
Los Angeles Basin. The Soroudis acquired their first real estate holding in
1979, acquiring a 154-acre parcel that later became the City of Agoura Hills.
Beginning in 1984, the Soroudis became actively involved in the Fashion

----------
(1)  Certain information in this section was obtained from a third party appraisal. The appraisal relies on many assumptions, and no representation is made as to the accuracy of the assumptions underlying the appraisal.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, Natixis Securities North
America Inc., Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated
(collectively, the "Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events.
The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION
REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED
BY THE INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE
TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       53

ML-CFC COMMERCIAL MORTGAGE TRUST 2007-9

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-9
--------------------------------------------------------------------------------

District of Downtown Los Angeles, developing or acquiring dozens of retail/showroom and office/manufacturing properties within the district, becoming one of the largest property owners in the area.

PROPERTY MANAGEMENT. The Promenade Gateway Property is self managed by the
Promenade Gateway Borrower.

LOCKBOX. The mortgage loan documents do not require a lockbox.

ESCROWS/RESERVES. The following escrow/reserve accounts have been established with respect to the Promenade Gateway Loan.

                               ESCROWS / RESERVES

TYPE                                         INITIAL                MONTHLY
-----------------------------------------------------------------------------
Taxes                                      $   93,981               $46,991
Insurance                                  $   44,096               $ 4,410
Broadway Deli Reserve(1)                   $1,419,959               $     0
Morgan Stanley Reserve(2)                     174,450               $     0

(1)  At loan closing, the Promenade Gateway Borrower deposited $1,419,959 in escrow to cover the difference between the actual rent ($57.29 psf per year) and the underwritten rent ($120 psf per year) for the Broadway Deli from the loan origination date through the lease expiration date. This reserve will be released on a monthly basis at $45,805 for 31 months as long as the tenant is still in occupancy and is open for business.

(2)  At loan closing the Promenade Gateway Borrower deposited $174,450 in escrow to be disbursed to pay tenant improvement costs incurred in connection with the space leased to Morgan Stanley.

LETTER OF CREDIT. At origination the Promenade Gateway Borrower provided a letter of credit in the amount of $7,615,000. This amount reflects the differential between the "as is" net cash flow and the Underwritten Net Cash
Flow. The letter of credit is to be reduced in increments of not less than
$250,000 when in place underwriting (not including debt service on the amount of the remaining letter of credit) achieves a 1.15x debt service coverage ratio on a 30-year amortization schedule.

PERMITTED MEZZANINE DEBT. The direct or indirect parents of the Promenade
Gateway Borrower are permitted to incur mezzanine debt beginning on the date that is 24 months past the origination date of the Promenade Gateway Loan subject to the satisfaction of certain conditions, including that (i) the combined outstanding loan amount and the mezzanine loan amount does not exceed
90% of the fair market value of the Promenade Gateway Property, (ii) the actual aggregate debt service coverage ratio is at least 1.05x as determined by lender and (iii) the mezzanine lender has executed and delivered to lender an intercreditor agreement acceptable to lender.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, Natixis Securities North
America Inc., Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated
(collectively, the "Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events.
The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION
REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED
BY THE INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE
TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       54

ML-CFC COMMERCIAL MORTGAGE TRUST 2007-9

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-9
--------------------------------------------------------------------------------

                      [THIS PAGE INTENTIONALLY LEFT BLANK.]

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, Natixis Securities North
America Inc., Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated
(collectively, the "Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events.
The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION
REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED
BY THE INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE
TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       55

ML-CFC COMMERCIAL MORTGAGE TRUST 2007-9

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-9
--------------------------------------------------------------------------------

ST. LOUIS FLEX OFFICE PORTFOLIO LOAN

                                 [PHOTO OMITTED]

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
Number of Mortgaged Real Properties                                            6
Location (City/State)                                                Various, MO
Property Type                                                         Industrial
Size (Square Feet)                                                       864,540
Percentage Physical Occupancy as of July 31, 2007                            94%
Year Built                                                               Various
Year Renovated                                                           Various
Appraisal Value(1)                                                   $69,660,000
Underwritten Economic Occupancy                                              93%
Underwritten Revenues                                                 $7,629,025
Underwritten Total Expenses                                           $2,580,970
Underwritten Net Operating Income (NOI)                               $5,048,055
Underwritten Net Cash Flow (NCF)                                      $4,502,988
5/31/2007 (TTM) NOI                                                   $4,481,931
2006 NOI                                                              $4,606,478
2005 NOI                                                              $4,132,621
--------------------------------------------------------------------------------

                                 [PHOTO OMITTED]

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
Mortgage Loan Seller                                                         CRF
Loan Group                                                                     1
Origination Date                                                   July 26, 2007
Cut-off Date Principal Balance                                       $52,450,000
Cut-off Date Loan Balance Per Square Foot                                    $61
Percentage of Initial Mortgage Pool Balance                                 1.9%
Number of Mortgage Loans                                                       1
Type of Security (Fee/Leasehold)                                             Fee
Mortgage Rate                                                            6.3380%
Amortization Type                                                     IO-Balloon
IO Period (Months)                                                            30
Original Term to Maturity/ARD (Months)                                       120
Original Amortization Term (Months)                                          384
Original Call Protection                                     LO(27),Def(89),O(4)
Lockbox                                                                     Hard
Cut-off Date LTV Ratio                                                     75.3%
LTV Ratio at Maturity or ARD                                               68.9%
Underwritten DSCR on NOI(2)                                                1.32x
Underwritten DSCR on NCF(3)                                                1.18x
--------------------------------------------------------------------------------

(1)  Based on the aggregate  appraised  value.  See the table titled "St.  Louis
     Flex Office Portfolio Properties" under "The Properties" below.

(2)  The Underwritten DSCR on NOI during the interest only period is 1.49x.

(3)  The Underwritten DSCR on NCF during the interest only period is 1.33x.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, Natixis Securities North
America Inc., Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated
(collectively, the "Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events.
The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION
REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED
BY THE INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE
TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       56

ML-CFC COMMERCIAL MORTGAGE TRUST 2007-9

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-9
--------------------------------------------------------------------------------

                                  [MAP OMITTED]

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, Natixis Securities North
America Inc., Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated
(collectively, the "Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events.
The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION
REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED
BY THE INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE
TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       57

ML-CFC COMMERCIAL MORTGAGE TRUST 2007-9

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-9
--------------------------------------------------------------------------------

THE LOAN. The mortgage loan (the "St. Louis Flex Office Portfolio Loan") is evidenced by a single promissory note secured by three first priority deeds of trust encumbering six flex office properties (collectively, the "St. Louis Flex
Office Portfolio Properties") located in St. Louis County, Missouri (five properties) and St. Charles County, Missouri (one property). The St. Louis Flex
Office Portfolio Loan represents approximately 1.9% of the initial mortgage pool balance and approximately 2.4% of the initial loan group 1 balance.

The St. Louis Flex Office Portfolio Loan was originated on July 26, 2007, modified on September 4, 2007 and has a principal balance as of the cut-off date of $52,450,000. The St. Louis Flex Office Portfolio Loan has a remaining term of
117 months and a scheduled maturity date of August 8, 2017. The St. Louis Flex
Office Portfolio Loan permits defeasance of the entire loan or partial defeasance (on a property-by-property basis) with United States Treasury obligations or other non-callable government securities (and in the case of a partial defeasance, as described under "Release Provisions" below), in each case beginning two years after the creation of the securitization trust. Voluntary prepayment of the St. Louis Flex Office Portfolio Loan is permitted on or after
May 8, 2017, without penalty.

THE PROPERTIES. The St. Louis Flex Office Portfolio Loan is secured by six flex office properties (comprised of 15 buildings) totaling approximately 864,540 square feet of net rentable area.

Fenton Interstate Center (Buildings A-D): The property is comprised of four, single-story industrial office-warehouse buildings containing a total of 369,237 square feet located at 5-49A, 105, 115-125, 145, 159 Cassens Court and 2275
Cassens Drive, Fenton (St. Louis County), Missouri. The property features 25 tenant spaces (29.6% office build-out), 13'6"-24'0" clear ceiling height, and 64 dock/drive-in doors. The property is located near Interstate 44 (a major east-west highway) and Interstate 270 (a major highway loop around the city of
St. Louis); and approximately 19 miles southwest of the St. Louis central business district ("CBD"). The allocated loan amount and as-is appraised value of the property are $17,450,000 and $21,600,000, respectively.

St. Louis Business Center (Buildings A-D): The property is comprised of four, single-story industrial office-warehouse buildings containing a total of 179,443 square feet located at 2665, 2675, 2815 Scott Avenue and 500 South Ewing, St.
Louis (St. Louis County), Missouri. The property features 16 tenant spaces
(87.0% office build-out), 12'0"-22'0" clear ceiling height, and 37 dock/drive-in doors. The property is located near Interstate 44 (a major east-west highway)
and Interstate 64 (also major east-west highway); and approximately two miles west of the St. Louis CBD. The allocated loan amount and as-is appraised value of the property are $13,500,000 and $18,900,000, respectively.

Southridge Business Center: The property is a single-story industrial office-warehouse building containing a total of 75,000 square feet located at
124-150 Larkin Williams Industrial Court, Fenton (St. Louis County), Missouri.
The property features three tenant spaces (59% office build-out), 16'0" clear ceiling height, and four dock/drive-in doors. The property has a high level of interior/exterior finish. The property is located near Interstate 44 (a major east-west highway) and Interstate 270 (a major highway loop around the city of
St. Louis); and approximately 15 miles southwest of the St. Louis CBD. The allocated loan amount and as-is appraised value of the property are $8,800,000 and $11,000,000, respectively.

Warson Commerce Center (Buildings A-D): The property is comprised of four, single-story industrial office-warehouse buildings containing a total of 122,904 square feet located at 10401, 10403, 10405, 10407 Baur Boulevard, Olivette (St.
Louis County), Missouri. The property features 14 tenant spaces (45.7% office build-out), 14'0"-18'0" clear ceiling height, and 32 dock/drive-in doors. The property is located near Interstate 170 (a major north-south highway) and
Interstate 270 (a major highway loop around the city of St. Louis); and
approximately 15 miles northwest of the St. Louis CBD. The allocated loan amount and as-is appraised value of the property are $5,750,000 and $8,650,000, respectively.

Craig Park Center: The property is a single-story industrial office-warehouse building containing a total of 42,210 square feet located at 1842-1866 Craig
Park Court, Maryland Heights (St. Louis County), Missouri. The property features nine tenant spaces (89% office build-out), 12'6"-14'6" clear ceiling height, and
11 dock/drive-in doors. The property is located near Interstate 270 (a major highway loop around the city of St. Louis); and approximately 19 miles northwest of the St. Louis CBD. The allocated loan amount and as-is appraised value of the property are $3,750,000 and $4,790,000, respectively.

Horizon Business Center: The property is a single-story industrial office-warehouse building containing a total of 75,746 square feet located 200,
222, 228-236 Turner Boulevard, St. Peters (St. Charles County), Missouri. The
property features three tenant spaces (31% office build-out), 14'0" clear ceiling height, and 12 dock/drive-in doors. The property is located near
Interstate 70 (a major east-west highway); and approximately 32 miles northwest of the St. Louis CBD. The allocated loan amount and as-is appraised value of the property are $3,200,000 and $4,720,000, respectively.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, Natixis Securities North
America Inc., Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated
(collectively, the "Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events.
The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION
REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED
BY THE INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE
TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       58

ML-CFC COMMERCIAL MORTGAGE TRUST 2007-9

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-9
--------------------------------------------------------------------------------

The following tables present certain information regarding the St. Louis Flex
Office Portfolio Loan Properties.

                   ST. LOUIS FLEX OFFICE PORTFOLIO PROPERTIES

                                                   CUT-OFF DATE
                                                     ALLOCATED   YEAR BUILT/
PROPERTY                        LOCATION             BALANCE      RENOVATED
----------------------------------------------------------------------------

Fenton Interstate       5-49, 105-125, 149-159,    $17,450,000    1984/ 1986
Center (A-D)              2275 Cassens Court
Horizon Business          200, 202, 228 - 236        3,200,000       1985
Center                     Turner Boulevard
Southridge Business         124-150 Larkin           8,800,000       2002
Center                 Williams Industrial Court
St. Louis Business         2665, 2675, 2815         13,500,000    1986/ 1987
Center (A-D)                 Scott Avenue,
                        500 South Ewing Street
Warson Commerce          10401, 10403, 10405,        5,750,000    1988/ 1997
Center (A-D)             10407 Baur Boulevard
Craig Park Center    1842 - 1866 Craig Park Court    3,750,000       1984
----------------------------------------------------------------------------
TOTAL/WEIGHTED
AVERAGE                                            $52,450,000
============================================================================

                               % OF
                               TOTAL
                     SQUARE   SQUARE                                  APPRAISED
PROPERTY              FEET     FEET   OCCUPANCY    PRIMARY TENANT       VALUE
-------------------------------------------------------------------------------

Fenton Interstate    369,237   42.7%     89.2%   Flex-O-Lite, Inc.   $21,600,000
Center (A-D)
Horizon Business      75,746    8.8     100.0    St. Charles County    4,720,000
Center                                           Government
Southridge Business   75,000    8.7      90.5    Keller Group, Inc    11,000,000
Center
St. Louis Business   179,443   20.8      91.0    Bakers Footwear      18,900,000
Center (A-D)                                     Group, Inc.
Warson Commerce      122,904   14.2      86.9    Forms Distribution    8,650,000
Center (A-D)                                     Corp.
Craig Park Center     42,210    4.9      92.5    Fact Finders, Inc.    4,790,000
--------------------------------------------------------------------------------
TOTAL/WEIGHTED
AVERAGE              864,540  100.0%     94.0%                       $69,660,000
================================================================================

                            MAJOR TENANT INFORMATION(1)

                                                       CREDIT                                % OF
                                                       RATING                    BASE RENT  TOTAL
                                                      (FITCH /   SQUARE   % OF  PER SQUARE   BASE     LEASE
          TENANT NAME               PARENT COMPANY    S&P)(2)     FEET    GLA      FOOT      RENT  EXPIRATION
-------------------------------------------------------------------------------------------------------------

Flex-O-Lite, Inc.                 Potters Industries     NR      84,414   9.8%    $ 4.85     6.4%  12/31/2008
Semi-Bulk Systems, Inc.                                  NR      53,088   6.1       4.50     3.8    7/31/2009
Derma Sciences, Inc.                                     NR      42,431   4.9       6.11     4.1     3/3/2009
Keller Group, Inc                                        NR      39,882   4.6      13.08     8.2    3/14/2013
Bakers Footwear Group, Inc.                              NR      38,628   4.5      11.00     6.7    5/31/2017
International Transport, Inc.                            NR      28,018   3.2      13.66     6.0   10/31/2015
Forms Distribution Corp.                                 NR      27,858   3.2       5.93     2.6    5/31/2013
St. Charles County Government(3)                         NR      27,508   3.2       4.33     1.9    5/31/2010
Kaydon Corporation                                     NR/BB+    27,015   3.1       4.76     2.0    9/30/2009
State of Missouri(4)                                     NR      24,621   2.8       6.50     2.5    6/30/2008
-------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE                                          393,463  45.5%    $ 7.14    44.2%
=============================================================================================================

(1)  Based on information obtained from the St. Louis Flex Office Portfolio
     Borrowers' rent roll dated May 1, 2007.

(2)  Credit ratings are of the parent company whether or not the parent guarantees the lease.

(3)  The St. Charles County Government tenant has the right to terminate its lease by providing four months notice and paying a termination fee.

(4)  The State of Missouri tenant has an appropriation termination clause in its lease.

                          LEASE ROLLOVER SCHEDULE(1,2)

         NUMBER                                     % OF                                         CUMULATIVE
           OF      SQUARE     % OF                  BASE     CUMULATIVE  CUMULATIVE  CUMULATIVE   % OF BASE
         LEASES     FEET       GLA     BASE RENT    RENT    SQUARE FEET   % OF GLA    BASE RENT     RENT
YEAR    EXPIRING  EXPIRING  EXPIRING   EXPIRING   EXPIRING    EXPIRING    EXPIRING    EXPIRING    EXPIRING
-----------------------------------------------------------------------------------------------------------

Vacant    NAP       52,167     6.0%   $        0     0.0%      52,167        6.0%    $        0      0.0%
 MTM        1        2,993     0.3        39,807     0.6       55,160        6.4         39,807      0.6
 2007       1       11,301     1.3        96,059     1.5       66,461        7.7        135,866      2.1
 2008      15      204,551    23.7     1,444,558    22.7      271,012       31.3      1,580,424     24.9
 2009      11      209,433    24.2     1,268,812    20.0      480,445       55.6      2,849,236     44.8
 2010      12      108,841    12.6       776,671    12.2      589,286       68.2      3,625,907     57.0
 2011       5       50,145     5.8       430,534     6.8      639,431       74.0      4,056,441     63.8
 2012      10       90,723    10.5       807,813    12.7      730,154       84.5      4,864,254     76.5
 2013       2       67,740     7.8       686,952    10.8      797,894       92.3      5,551,206     87.3
 2015       1       28,018     3.2       382,726     6.0      825,912       95.5      5,933,932     93.3
 2017       1       38,628     4.5       424,908     6.7      864,540      100.0      6,358,840    100.0
-----------------------------------------------------------------------------------------------------------
TOTAL      59      864,540   100.0%   $6,358,840   100.0%     864,540      100.0%    $6,358,840    100.0%
===========================================================================================================

(1)  Based on information obtained from the St. Louis Flex Office Portfolio
     Borrowers' rent roll dated May 1, 2007.

(2)  The information in this chart is based on the assumption that no tenant exercises an early termination option.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, Natixis Securities North
America Inc., Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated
(collectively, the "Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events.
The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION
REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED
BY THE INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE
TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       59

ML-CFC COMMERCIAL MORTGAGE TRUST 2007-9

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-9
--------------------------------------------------------------------------------

THE MARKET.(1) The St. Louis Flex Office Portfolio Properties are located in the
St. Louis metropolitan statistical area ("MSA") within the following five different submarkets: Fenton Industrial Submarket; St. Louis South Industrial
Submarket; Innerbelt West of I-70 Industrial Submarket; Westport Industrial
Submarket and St. Charles County Industrial Submarket. The estimated 2006 population for the St. Louis MSA is approximately 2.8 million people. The major employers include BJC Health Care, Boeing, Wal-Mart, and Washington University
in St. Louis. According to CoStar, the St. Louis Industrial Market contained a total of 254.1 million square feet and had an average occupancy of 92.1% as of the first quarter 2007.

Fenton Industrial Submarket: Fenton Interstate Center (Buildings A-D) and
Southridge Business Center are located within the Fenton Industrial Submarket.
The neighborhood is primarily developed with a mixture of commercial buildings including industrial, hotels, small retail, and a few office buildings. The
Fenton Industrial Submarket benefits from being one of the few major industrial areas in the southwest part of St. Louis County and having excellent access via
Interstate 44 (a major east-west highway). The major employer in the area is
Daimler-Chrysler, which has its St. Louis assembly plant located on 300 acres on the north side of Interstate 44. According to CoStar, the Fenton Industrial
Submarket contained a total of approximately 13 million square feet and had an average occupancy of 94.0%, as of the first quarter 2007. The average rental rate was $6.95/square foot (triple net). The appraiser concluded market rental rates of $4.00 to $7.00 /square foot (triple net) for Fenton Interstate Center and $8.00 to $11.00/square foot (triple net) for Southridge Business Center.

St. Louis South Industrial Submarket: St. Louis Business Center (Buildings A-D)
is located within the St. Louis South Industrial Submarket. The neighborhood is primarily developed with a mixture of industrial, commercial, and residential uses. The St. Louis South Industrial Submarket benefits from being near the St.
Louis CBD (approximately 2 miles) and having excellent access via Interstate 44
(a major east-west highway) and Interstate 64 (a major east-west highway).
According to CoStar, the St. Louis South Industrial Submarket contained a total of approximately 37.2 million square feet and had an average occupancy of 94.7%
as of the first quarter 2007. The average rental rate was $3.83/square foot
(triple net). The appraiser concluded market rental rates of $6.75 to
$10.00/square foot (triple net).

Innerbelt West of I-70 Industrial Submarket: Warson Commerce Center (Buildings
A-D) is located within the Innerbelt West of I-70 Industrial Submarket. The neighborhood is primarily developed with a mixture of commercial development including light industrial and low to mid-rise office buildings. The Innerbelt
West of I-70 Industrial Submarket is centrally located with convenient access to
Interstate 170 (a major north-south highway), Interstate 270 (a major highway loop around the city of St. Louis), and the Page Avenue Extension (Route 364).
According to CoStar, the Innerbelt West of I-70 Industrial Submarket contained a total of approximately 11.3 million square feet and had an average occupancy of
91.5% as of the first quarter 2007. The average rental rate was $5.80/square foot (triple net). The appraiser concluded market rental rates of $5.00 to
$7.00/square foot (triple net).

Westport Industrial Submarket: Craig Park Center is located within the Westport
Industrial Submarket. The neighborhood is primarily developed with a mixture of commercial development including light industrial and low to mid-rise office buildings. The Westport Industrial Submarket benefits from convenient access to
Interstate 270 (a major highway loop around the city of St. Louis), and the Page
Avenue Extension (Route 364). According to CoStar, the Westport Industrial
Submarket contained a total of approximately 15.0 million square feet and had an average occupancy of 89.7% as of the first quarter 2007. The average rental rate was $6.27/square foot (triple net). The appraiser concluded market rental rates of $8.00 to $9.50/square foot (triple net).

St. Charles County Industrial Submarket: Horizon Business Center is located within the St. Charles County Industrial Submarket. The neighborhood is primarily developed with a mixture of commercial, residential, industrial, and agricultural related uses. The St. Charles County Industrial Submarket benefits from convenient access to Interstate 70 (a major east-west highway). According to CoStar, the St. Charles County Industrial Submarket contained a total of approximately 25.8 million square feet and had an average occupancy of 94.5% as of the first quarter 2007. The average rental rate was $5.25/square foot (triple net). The appraiser concluded market rental rates of $5.00/square foot (triple net).

THE BORROWERS. There are three tenant-in-common borrowers (collectively, the
"St. Louis Flex Office Portfolio Borrowers"), each of which is a single purpose entity that is a Delaware limited liability company. Mr. James Ries (trustee of the James N. Ries and Linda Ries Revocable Trust that owns a 20.0% indirect ownership interest in each of the borrowing entities), is the indirect managing member, and the founder and owner of Blue Real Estate. Founded in 1975, Blue
Real Estate is a full-service acquisition, brokerage and management company based in Beverly Hills, CA. During the past 30 years, Mr. Ries has been involved with the ownership and management of more than a dozen office and retail properties totaling approximately 900,000 square feet throughout Southern and
Central California. In the past few years, Mr. Ries has sold a majority of the assets in California and has begun acquiring real estate assets located in the
Midwest. Most recently, Mr. Ries expanded the firm's portfolio with the acquisition of an 800,000 square foot industrial portfolio in Indiana. Mr. Ries is the non-recourse carve out guarantor.

PROPERTY MANAGEMENT. The property manager for the St. Louis Flex Office
Portfolio Loan is Blue Real Estate, an affiliate of the St. Louis Flex Office
Portfolio Borrowers, which in turn has engaged CB Richard Ellis as property manager for the St. Louis Flex Office Portfolio Properties.

LOCKBOX. The St. Louis Flex Office Portfolio Loan requires a hard lockbox and springing cash management. The loan documents require the St. Louis Flex Office
Borrowers to direct the tenants to pay their rent directly to the lockbox account. Prior to a Cash Management Period (as defined below), all

----------
(1)  Certain information in this section was obtained from a third party appraisal. The appraisal relies on many assumptions, and no representation is made as to the accuracy of the assumptions underlying the appraisal.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, Natixis Securities North
America Inc., Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated
(collectively, the "Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events.
The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION
REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED
BY THE INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE
TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       60

ML-CFC COMMERCIAL MORTGAGE TRUST 2007-9

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-9
--------------------------------------------------------------------------------

rents are required to be swept to an account designated by the St. Louis Flex
Office Borrower. During the occurrence of a Cash Management Period, all rents are required to be swept into a lender controlled account.

A "Cash Management Period" means any period commencing upon (a) the occurrence of an event of default under the St. Louis Flex Office Portfolio Loan documents;
or (b) the debt service coverage ratio ("DSCR") as of the last day of any calendar quarter being less than 1.05x (based on the actual loan constant in effect after the interest only period). The St. Louis Flex Office Portfolio Loan documents require that funds be released when the DSCR is at least 1.20x for two consecutive calendar quarters.

ESCROWS/RESERVES. The following escrow/reserve accounts have been established with respect to the St. Louis Flex Office Portfolio Loan.

                               ESCROWS / RESERVES

           TYPE:                               INITIAL               MONTHLY
-----------------------------------------------------------------------------
Taxes                                          $909,232              $113,654
Insurance                                      $ 40,005              $  8,001
TI/LC Reserve                                  $692,000              $ 28,818
Capital Expenditure Reserve                    $175,000              $ 10,807
Deferred Maintenance                           $ 12,375              $      0

CASH FLOW SWEEP. During a Cash Management Period (as defined above) any funds remaining in the cash collateral account after the funding of debt service, reserves, operating expenses and extra-ordinary expenses will be swept into the excess cash collateral account and held as additional collateral until the Cash
Management Period is terminated.

PERMITTED UNSECURED DEBT. The St. Louis Flex Office Portfolio Loan documents permit the St. Louis Flex Office Portfolio Borrowers to borrow from their members for capital expenditure purposes ("Member Loans") subject to the following: (i) the lending member executes a subordination and standstill agreement acceptable to lender; (ii) the Member Loans are non-recourse to the
St. Louis Flex Office Portfolio Borrowers; and (iii) the aggregate amount of all such Member Loans does not exceed 5% of the total outstanding loan amount.

RELEASE PROVISIONS. Individual St. Louis Flex Office Portfolio Properties may be
released from the lien of the related mortgage upon defeasance by the St. Louis
Flex Office Portfolio Borrowers of a principal amount equal to the greater of
(a) 115% of the allocated loan amount for the released property and (b) 85% of the gross sales proceeds from the sale of the released property. In addition, the loan agreement requires that as of the date on which the partial release is to occur, and after giving effect to the partial release, the DSCR for the remaining St. Louis Flex Office Portfolio Properties must be no less than the greater of (i) the DSCR in effect immediately prior to the partial release and
(ii) 1.15x.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, Natixis Securities North
America Inc., Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated
(collectively, the "Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events.
The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION
REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED
BY THE INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE
TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       61

ML-CFC COMMERCIAL MORTGAGE TRUST 2007-9

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-9
--------------------------------------------------------------------------------

CAYRE PORTFOLIO

                                 [PHOTO OMITTED]

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
Number of Mortgaged Real Properties                                            4
Location (City/State)(1)                                                 Various
Property Type(1)                                                         Various
Size (Square Feet)                                                       259,094
Percentage Physical Occupancy as of June 30, 2007                          86.8%
Year Built(1)                                                            Various
Year Renovated(1)                                                        Various
Appraisal Value                                                      $91,700,000
# of Tenant Leases                                                            26
Average Rent Per Square Foot                                              $22.51
Underwritten Economic Occupancy                                            86.8%
Underwritten Revenues                                                 $6,735,072
Underwritten Total Expenses                                           $1,970,461
Underwritten Net Operating Income (NOI)                               $4,764,611
Underwritten Net Cash Flow (NCF)                                      $4,721,659
2006 NOI                                                              $4,152,647
2005 NOI                                                              $3,761,210
--------------------------------------------------------------------------------

(1)  See section entitled "The Properties" below for additional detail.

                                 [PHOTO OMITTED]

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
Mortgage Loan Seller                                                     Natixis
Loan Group                                                                     1
Origination Date                                              September 25, 2007
Cut-off Date Principal Balance                                       $50,968,450
Cut-off Date Loan Balance Per SF/Unit                                       $197
Percentage of Initial Mortgage Pool Balance                                 1.8%
Number of Mortgage Loans                                                       1
Type of Security (Fee/Leasehold)                                             Fee
Mortgage Rate                                                            7.0350%
Amortization Type                                                        Balloon
IO Period (Months)                                                             0
Original Term to Maturity (Months)                                           120
Original Amortization Term (Months)                                          360
Original Call Protection                                   LO(25), Def(92), O(3)
Lockbox                                                                     Hard
Cut-off Date LTV Ratio                                                     55.6%
LTV Ratio at Maturity                                                      48.6%
Underwritten DSCR on NOI                                                   1.17x
Underwritten DSCR on NCF                                                   1.16x
--------------------------------------------------------------------------------

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, Natixis Securities North
America Inc., Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated
(collectively, the "Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events.
The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION
REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED
BY THE INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE
TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       62

ML-CFC COMMERCIAL MORTGAGE TRUST 2007-9

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-9
--------------------------------------------------------------------------------

                                  [MAP OMITTED]

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, Natixis Securities North
America Inc., Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated
(collectively, the "Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events.
The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION
REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED
BY THE INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE
TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       63

ML-CFC COMMERCIAL MORTGAGE TRUST 2007-9

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-9
--------------------------------------------------------------------------------

THE LOAN. The mortgage loan (the "Cayre Portfolio Loan") is evidenced by a single promissory note, which is (a) secured by a first priority Deeds of Trust encumbering Car Barn property and 614-618 King Street property and (b)
guaranteed by an Indemnity Guaranty by the title holders of Shops at Chevy Chase property and Laurel Lakes property, which Indemnity Guaranty is secured by
Indemnity Deeds of Trust (each, an "IDOT") encumbering the fee interests in
Shops at Chevy Chase and Laurel Lakes properties. All four properties are located in the Washington D.C. Metropolitan Statistical Area (the "MSA"). The
Cayre Portfolio Loan represents approximately 1.8% of the initial mortgage pool balance and approximately 2.3% of the initial loan group 1 balance.

The Cayre Portfolio Loan was originated on September 25, 2007 and has a principal balance as of the cut-off date of $50,968,450. The Cayre Portfolio
Loan has a remaining term of 119 months to its maturity date of October 5, 2017.
The Cayre Portfolio Loan may be prepaid on or after August 5, 2017, without penalty, and permits defeasance with United States government obligations beginning two years after the creation of the Series 2007-9 securitization trust.

THE PROPERTIES. The Cayre Portfolio Loan is secured by the fee interest in an
81,765 square foot office property in Washington, D.C., a 57,217 square foot anchored retail center in Chevy Chase, MD, a 49,177 square foot suburban office/retail building in Alexandria, VA, and a 70,935 square foot office property in Laurel, MD.

Car Barn

Car Barn is an 81,765 square foot office property located in Washington, D.C. at
3600 M St. NW on the southern edge of Georgetown's main campus near the intersection of M Street and the Key Bridge. The property's original foundation was constructed in 1761 and the original structure was used as a tobacco warehouse. In 1861, the structure was converted to a building used to house horse-drawn trolley cars from which its name is derived -- the Car Barn. From
1895-1897, the property was redeveloped for use as a transit station. The property changed hands several times as the DC Transit System evolved and migrated from the property. Douglas Jemal purchased the property in 1989 and subsequently gut renovated the property to Class A office space. In 1999, the rooftop terrace was converted into a rooftop garden. Car Barn is 100% occupied by the Georgetown University School of Business. Additionally, antenna space at the building is leased to AT&T Wireless Services and T-Mobile.

Shops at Chevy Chase

Shops at Chevy Chase is a 57,217 square foot anchored retail center located at
6831 Wisconsin Avenue in Chevy Chase, MD. The property was built in 1988 and is
72.1% leased. The Shops at Chevy Chase consists of 19 retail store fronts built into a unique four story design; two stories are at grade level, a third story is gradient with Wisconsin Avenue and the top story is gradient with the parking lot. The specialty grocer anchor tenant, Trader Joe's, occupies the fourth story of the structure and has a dedicated flat walkway to the parking lot. Other notable tenants at the subject property include Gymboree, H&R Block, The
Honeybaked Ham Company, The Healthy Back Store and Jenny Craig.

614-618 King Street

614-618 King Street is a three-story 49,177 square foot office/retail property.
The property is located in Alexandria, VA at the intersection of King Street and
Washington Street. The property was originally constructed in 1954 and was redeveloped in 1996 to include second and third floor offices, a lobby, an additional elevator, and a new mechanical system. The property is 62.8% leased to three tenants: Restoration Hardware, Citibank, and the Department of
Correction's Virginia Parole Office.

Laurel Lakes

Laurel Lakes is a 70,935 square foot office property located in a Laurel, MD R&D park, Laurel Lakes Corporate Center. The subject property is located approximately 10 miles northeast of the Washington D.C. Central Business
District near major roadways including I-95, Route 198, and Baltimore Avenue (US
Route 1). The property was constructed in 1987 and is 100% leased to three tenants: Edge Technologies, American Mechanical Services, and DPC/Logicon DPC.

The following table presents certain information relating to the major tenants at the 614-618 King Street, Car Barn, Laurel Lakes, and Shops at Chevy Chase
properties:

                               TENANT INFORMATION

                                                         CREDIT RATINGS   SQUARE    % OF   BASE RENT        LEASE
TENANT NAME                       PARENT COMPANY         (FITCH/S&P)(1)    FEET     GLA       PSF        EXPIRATION
---------------------------------------------------------------------------------------------------------------------

Georgetown University                                         NAP         81,765   31.6%     $28.68     Sept. 30, 2008
Edge Technologies, Inc.                                       NAP         26,000   10.0%     $11.67      Oct. 31, 2014
DPC/Logicon DPC           Northrop Grumman Corporation     BBB+/BBB+      25,935   10.0%     $13.62      Jan. 31, 2009

(1)  Ratings provided are for the entity identified in the parent company column whether or not the parent company guarantees the lease.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, Natixis Securities North
America Inc., Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated
(collectively, the "Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events.
The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION
REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED
BY THE INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE
TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       64

ML-CFC COMMERCIAL MORTGAGE TRUST 2007-9

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-9
--------------------------------------------------------------------------------

The following table presents certain information relating to the lease rollover schedule at the 614-618 King Street, Car Barn, Laurel Lakes, and Shops at Chevy
Chase properties:

                          LEASE ROLLOVER SCHEDULE(1,2)

              NUMBER       SQUARE      % OF
             OF LEASES      FEET        GLA      BASE RENT
YEAR          EXPIRING    EXPIRING   EXPIRING    EXPIRING
----------------------------------------------------------

MTM               0              0      0.0%    $        0
2007              0              0      0.0              0
2008              6        103,283     39.9      2,640,635
2009              4         30,954     11.9        467,181
2010              5         19,697      7.6        345,640
2011              7         30,652     11.8        725,790
2012              1          1,584      0.6         38,016
2013              1          6,900      2.7        212,860
2014              1         26,000     10.0        303,417
2015              0              0      0.0              0
2016              1          5,774      2.2        327,097
Thereafter        0              0      0.0              0
Vacant          NAP         34,250     13.2              0
----------------------------------------------------------
TOTAL            26        259,094    100.0%    $5,060,637
==========================================================

             % OF BASE   CUMULATIVE    CUMULATIVE    CUMULATIVE     CUMULATIVE %
                RENT     SQUARE FEET    % OF GLA      BASE RENT    OF BASE RENT
YEAR          EXPIRING     EXPIRING     EXPIRING      EXPIRING       EXPIRING
--------------------------------------------------------------------------------

MTM             0.0%             0         0.0%      $        0          0.0%
2007            0.0              0         0.0                0          0.0
2008           52.2        103,283        39.9        2,640,635         52.2
2009            9.2        134,237        51.8        3,107,816         61.4
2010            6.8        153,934        59.4        3,453,456         68.2
2011           14.3        184,586        71.2        4,179,246         82.6
2012            0.8        186,170        71.9        4,217,262         83.3
2013            4.2        193,070        74.5        4,430,122         87.5
2014            6.0        219,070        84.6        4,733,540         93.5
2015            0.0        219,070        84.6        4,733,540         93.5
2016            6.5        224,844        86.8        5,060,637        100.0
Thereafter      0.0        224,844        86.8        5,060,637        100.0
Vacant          0.0        259,094       100.0        5,060,637        100.0
--------------------------------------------------------------------------------
TOTAL         100.0%
================================================================================

(1)  Information obtained from the 614-618 King Street, Car Barn, Laurel Lakes, and Shops at Chevy Chase Borrower's rent rolls dated June 30, 2007.

(2)  The numbers in this chart are based on the assumption that no tenant exercises an early termination option.

THE MARKET.(1) The 614-618 King Street, Car Barn, Laurel Lakes and Shops at
Chevy Chase properties are located within the Washington D.C. MSA. The
Washington D.C. MSA's estimated population in 2006 was 5,425,810 and is expected to increase by 8.1% to 5,866,664 by 2011. In 2006, the number of households was
2,040,638 and is expected to increase by 8.1% to 2,206,831 by 2011. The dominant employment sectors in the Washington D.C. MSA are government and services, which represent nearly 74% of the region's employment. The unemployment rate was 2.9%
as of December 2006. The average household income was $93,519 in 2006, which exceeds the U.S. average household income of $48,201 for 2006.

Car Barn

Car Barn is located at 3600 M Street NW on the southern edge of Georgetown
University's campus in Washington, D.C. The building is situated northwest of the M Street NW and the Key Bridge intersection. The subject is currently 100%
occupied by the Georgetown University School of Business. According to Torto
Wheaton Research, Car Barn is situated in the Washington D.C. office market, which reported a 9.4% vacancy rate for Class A properties and a gross asking rent of $34.07 per square foot. The West End / Georgetown Submarket exhibited a vacancy rate of 9.5% and a gross asking rent of $39.01 per square foot.
Georgetown University currently occupies the premises under a modified gross lease with an average rental rate of $28.68 per square foot.

Shops at Chevy Chase

Shops at Chevy Chase is a 57,217 square foot, neighborhood retail center anchored by the specialty grocer, Trader Joe's, in Chevy Chase, MD. The subject property is located northeast of the Wisconsin Avenue and Bradley Boulevard intersection, approximately 1 mile north of the premier shopping district in
Friendship Heights along Wisconsin Avenue. Per Reis's 2nd Quarter 2007 report for the Suburban Maryland retail market, non-anchor tenants at neighborhood shopping centers had an average gross rental rate of $26.41 per square foot, while the vacancy rate was reported at 3.1%. In the subject's submarket,
Bethesda/Silver Spring, the vacancy rate as of the end of the second quarter was reported at 2.4%, while average gross asking rents for non-anchor tenants were shown at $34.99 per square foot. The Shops at Chevy Chase is currently 72.1%
occupied with an average triple net rental rate among its non-anchor tenants of
$26.25 per square foot.

614-618 King Street

614-618 King Street is located in the Old Town neighborhood of Alexandria, VA at
614-618 King Street and 108-112 S. Washington St. The city of Alexandria is located on the west side of the Potomac River in Northern Virginia, about four miles south of Reagan National Airport and six miles south of Washington, D.C.
The subject property was built in 1954 and is 62.8% occupied. Per Torto Wheaton
Research, as of the end of the 2nd quarter in 2007, the Northern Virginia office market reported an 11.4% vacancy rate and an asking rent of $30.10 per square foot gross. The vacancy rate represented by the subject's submarket, Old Town
Alexandria, was 6.4% with an average asking rental rate of $32.92 per square foot gross. The average rental rate among 614-618 King Street's current tenants is $31.27 per square foot.

(1)  Certain information in this section was obtained from a third party appraisal. The appraisal relies on many assumptions, and no representation is made as to the accuracy of those assumptions.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, Natixis Securities North
America Inc., Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated
(collectively, the "Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events.
The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION
REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED
BY THE INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE
TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       65

ML-CFC COMMERCIAL MORTGAGE TRUST 2007-9

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-9
--------------------------------------------------------------------------------

Laurel Lakes

Laurel Lakes is a 70,935 square foot, two-story suburban office property located at 8003 Laurel Lakes Court in Laurel, MD. The subject property was constructed in 1987 and is currently 100% occupied. The city of Laurel is situated in northwest Prince George's County, about 10 miles northeast of the Washington
D.C. Central Business District. According to Torto Wheaton Research, as of
second quarter 2007, the Suburban Maryland Office Market had a vacancy rate of
10.9% and a gross asking rental rate of $25.98 per square foot. The North Prince
George submarket exhibited a vacancy rate of 13.4% with an average gross rental rate of $21.97 per square foot. The current average rental rate for the tenants in place at the Laurel Lakes property is $12.23 per square foot NNN.

THE BORROWER. The three borrowing entities are Jemal's/Cayre Car Barn L.L.C.,
Jemal's Cayre Murphys LLC, and Jemal's CC Borrower LLC. (collectively, the
"Borrower") . Under the IDOT structure, the title to Shops at Chevy Chase property is held by Jemal's/Cayre Shops at Chevy Chase L.L.C. and the title to
Laurel Lakes property is held by Jemal's/Cayre Laurel Lakes L.L.C. The Borrower is responsible for the monetary obligations under the promissory note with respect to all four properties and the respective title holders in Shops at
Chevy Chase and Laurel Lakes properties guarantee such obligations. All of the interests in Jemal's CC Borrower L.L.C. are owned by the title holders in Shops at Chevy Chase and Laurel Lakes properties. The borrowing entities are all ultimately owned by Douglas Jemal and his two sons, Norman and Matthew Jemal.
The loan sponsors are Douglas and Norman Jemal. Douglas Jemal is the owner and president of Douglas Development Corporation, which was formed in 1985 to acquire, manage and renovate commercial real estate projects located primarily in the Washington D.C. area. Since 1985, Douglas Development Corporation has grown to manage a portfolio of over 150 properties totaling approximately
8,000,000 square feet. See "Risk Factors--Litigation or Other Proceedings Could
Adversely Affect the Mortgage Loans" in the Free Writing Prospectus for
additional information on past legal proceedings against Douglas Jemal.

PROPERTY MANAGEMENT. The 614-618 King Street, Car Barn, Laurel Lakes and Shops
at Chevy Chase properties are managed by Douglas Development Corporation, a
Borrower's affiliate. Douglas Development Corporation manages a portfolio of over 150 properties, including more than 8 million square feet of commercial and residential space in Maryland, Virginia, and the District of Columbia.

LOCKBOX. A hard lockbox was established at the funding of the Cayre Portfolio
Loan.

ESCROWS. The following escrow/reserve accounts have been established with respect to the Cayre Portfolio Loan:

                               ESCROWS / RESERVES

TYPE:                                      INITIAL     MONTHLY
--------------------------------------------------------------
Taxes                                     $   59,142   $59,142
Insurance                                 $   26,065   $ 4,344
Accretive Leasing Reserve                 $1,250,000   $     0
Rollover Reserve                          $        0   $21,591
Capital Expenditures Reserve              $        0   $ 3,239
Environmental Reserve                     $    1,875   $     0
Georgetown Rollover Reserve(1,2)          $1,000,000   $     0
Edge Technologies Cash Collateral(3)      $  392,632   $     0
Edge Technologies Rollover Reserve(3,4)   $  500,000   $     0

(1)  Georgetown Rollover Reserve will only be used for approved leasing expenses in connection with the space occupied under the Georgetown lease at the Car
     Barn property. The remaining reserve balance will be returned to the
     Borrower upon the satisfaction of certain conditions including, but not limited to: (i) no event of default has occurred, (ii) the tenant under the
     Georgetown lease has renewed the existing lease or new leases have been executed for at least 80% of the square footage demised under the
     Georgetown lease, (iii) the tenants under such leases are in occupancy and have commenced paying full unabated rent, (iv) all tenant improvement costs and leasing commissions have been paid in full and (v) the underwritten debt service coverage ratio equals or exceeds 1.20x.

(2)  On or prior to the date that is six months before the scheduled expiration of the Georgetown lease at the Car Barn property, the Borrower is required to deposit a $2,000,000 letter of credit (the "LOC") as additional security for the loan. The LOC will be returned to the Borrower in the event that the Borrower enters into a qualifying lease for all the space occupied under the Georgetown lease. Upon written request by the Borrower, the lender will reduce the amount of the LOC by an amount equal to $20 per square foot multiplied by the amount of space demised under qualifying leases of the space originally occupied under the Georgetown lease.

(3)  Edge Technologies Cash Collateral Reserve will be released to the Borrower upon the satisfaction of certain conditions including, but not limited to:
     (i) the tenant under the Edge Technologies lease (the "Edge Lease") cures all existing defaults, delivers an estoppel certificate, and commits no other monetary or material non-monetary defaults under the Edge Lease for a period of six consecutive calendar months from the date it cures the existing defaults or (ii) all of the space demised under the Edge Lease has been leased to a tenant approved by the lender, all associated tenant improvement and leasing commission

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, Natixis Securities North
America Inc., Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated
(collectively, the "Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events.
The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION
REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED
BY THE INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE
TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       66

ML-CFC COMMERCIAL MORTGAGE TRUST 2007-9

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-9
--------------------------------------------------------------------------------

     expenses have been paid in full, the tenant or tenants have taken occupancy of their space and are paying full unabated rent, and have delivered estoppel certificates to the lender. See "Risk Factors--Certain Additional
     Risks Relating to Tenants" in the Free Writing Prospectus for additional information regarding the Edge Lease default.

(4)  Edge Technologies Rollover Reserve will only be used for approved leasing expenses in connection with the space currently demised under the Edge
     Lease.

ADDITIONAL DEBT. The Borrower is permitted to obtain mezzanine financing subject to certain conditions including, but not limited to: (i) the loan-to-value ratio of total debt outstanding will not exceed 85% and (ii) the debt service coverage ratio on total debt outstanding will be equal to or greater than 1.05x.

RELEASE PROVISIONS. The Borrower may obtain the release of any one of four properties from the lien of the mortgage upon the request of the Borrower, provided that certain conditions are satisfied including, but not limited to:
(i) no event of default has occurred and is continuing, (ii) the transfer of the release parcel to a bona-fide unaffiliated third party, (iii) the Borrower pays the partial defeasance of principal in amount equal to 125% of the allocated loan amount of the individual property, (iv) after giving effect to such release, the debt service coverage ratio is not less than the greater of (a) the debt service coverage ratio immediately preceding such release and (b) 1:25:1, and (v) after giving effect to such release, the loan to value ratio is less than the lesser of (a) the loan to value ratio immediately preceding the release and (b) 70%.

SUBSTITUTION PROVISIONS. None

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, Natixis Securities North
America Inc., Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated
(collectively, the "Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events.
The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION
REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED
BY THE INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE
TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       67

ML-CFC COMMERCIAL MORTGAGE TRUST 2007-9

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-9
--------------------------------------------------------------------------------

HILTON EMBASSY ROW

                                 [PHOTO OMITTED]

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
Number of Mortgaged Properties                                                 1
Location (City/State)                                             Washington, DC
Property Type                                                        Hospitality
Size (Rooms)                                                                 197
Percentage Physical Occupancy-TTM ending August 31, 2007                   75.1%
Year Built                                                                  1970
Year Renovated                                                              2006
Appraisal Value                                                      $76,200,000
Underwritten Economic Occupancy                                            79.0%
Underwritten Revenues                                                $15,329,842
Underwritten Total Expenses                                          $10,979,416
Underwritten Net Operating Income (NOI)(1)                            $4,350,426
Underwritten Net Cash Flow (NCF)(1)                                   $3,737,233
8/31/2007 (TTM) NOI(2)                                                $3,413,085
2006 NOI                                                              $3,675,390
2005 NOI                                                              $3,496,517
--------------------------------------------------------------------------------

                                 [PHOTO OMITTED]

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
Mortgage Loan Seller                                                         EHY
Loan Group                                                                     1
Origination Date                                                    June 1, 2007
Cut-off Date Principal Balance(3)                                    $50,000,000
Cut-off Date Loan Balance Per Room                                      $253,807
Percentage of Initial Mortgage Pool Balance                                 1.8%
Number of Mortgage Loans                                                       1
Type of Security (Fee/Leasehold)                                             Fee
Mortgage Rate                                                            6.1520%
Amortization Type                                                  Interest Only
IO Period (Months)                                                            60
Original Term to Maturity/ARD (Months)                                        60
Original Amortization Term (Months)                                          NAP
Original Call Protection                                LO (29), Def (29), O (2)
Lockbox                                                                     Hard
Cut-off Date LTV Ratio                                                     65.6%
LTV Ratio at Maturity or ARD                                               65.6%
Underwritten DSCR on NOI(4)                                                1.58x
Underwritten DSCR on NCF(4)                                                1.35x
--------------------------------------------------------------------------------

(1)  Underwritten Net Operating Income (UW NOI) and Underwritten Net Cash Flow
     (NCF) is based on the 2007 budget with ADR increased by 0.43%. New ownership has demonstrated a 2.34% increase in ADR, when comparing the 2007 budgeted trailing three month figures ending August 31, 2007 to actual 2007 trailing three month figures ending August 31, 2007. In addition, UW NOI reflects a combined franchise/marketing/management fee of 13.5% of gross revenues at the subject property compared to the trailing 12-month NOI figure that reflects an actual combined franchise/marketing/management fee equal to 15.0% of gross revenues, which is considered substantially above market and remains from the contracts entered into by the prior owner of the subject property.

(2)  The decrease in NOI for the trailing 12-months ending August 31, 2007 from
     NOI for the calendar year 2006 reflects a decrease in revenues attributable to the renovation of the subject property's underground parking facility, which was taken off line for several months; potential hotel guests did not have access to on site parking (approximately 73.0% of the hotel demand is comprised of leisure/transient guests).

(3)  Cut-off Date Principal Balance is inclusive of a $5,750,000 earnout reserve resulting in a net loan amount of $44,250,000. Amounts in the earnout/PIP reserve will be released after the end of each calendar quarter prior to
     July 6, 2010 if DSCR (based on the net loan amount of $44,250,000 and funds already released to the borrower (the "Earnout Principal Balance")) is in excess of 1.25x, up to an amount which, based on the Earnout Principal
     Balance, would result in a DSCR at least equal to 1.25x. However, so long as any costs under the existing property improvement plan ("PIP") remain to be incurred, any remaining amount will be retained in the earnout/PIP reserve and not released to the borrower. Any amounts in the earnout/PIP reserve that have not been released as of July 6, 2010 will be used to prepay the subject loan, without yield maintenance or prepayment premium.

(4)  Calculated net of a $5,750,000 earnout reserve. Underwritten DSCR on NOI and NCF is 1.39x and 1.20x, respectively, based on gross loan proceeds of
     $50,000,000.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, Natixis Securities North
America Inc., Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated
(collectively, the "Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events.
The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION
REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED
BY THE INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE
TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       68

ML-CFC COMMERCIAL MORTGAGE TRUST 2007-9

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-9
--------------------------------------------------------------------------------

                                  [MAP OMITTED]

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, Natixis Securities North
America Inc., Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated
(collectively, the "Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events.
The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION
REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED
BY THE INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE
TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       69

ML-CFC COMMERCIAL MORTGAGE TRUST 2007-9

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-9
--------------------------------------------------------------------------------

THE LOAN. The mortgage loan (the "Hilton Embassy Row Loan") is secured by a first mortgage on the fee interest in a 197-room, full service Hilton hotel located in the Dupont Circle area, situated in the northwest quadrant of
Washington, D.C (the "Hilton Embassy Row Property"). The Hilton Embassy Row Loan
represents approximately 1.8% of the initial mortgage pool balance and approximately 2.3% of the initial group 1 loan balance.

The Hilton Embassy Row Loan was originated on June 1, 2007 and has a principal balance as of the cut-off date of $50,000,000. The Hilton Embassy Row Loan has a remaining term of 55 months and a scheduled maturity date of June 6, 2012. The subject property was purchased by the sponsor in May 2007 for $70,000,000. As described below, there is a $5,750,000 Earnout/PIP Reserve.

The Hilton Embassy Row Loan permits defeasance of the entire loan with United
States Treasury obligations or other non-callable government securities beginning two years after the creation of the 2007-9 securitization trust. In addition, the Hilton Embassy Row Loan may be prepaid in whole during the last 30 days of the loan term without penalty.

THE PROPERTY. The Hilton Embassy Row Loan is secured by the fee interest in a nine-story, full service Hilton hotel located at 2015 Massachusetts Avenue in the Dupont Circle area, situated in the northwest quadrant of Washington, D.C.
in close proximity to the White House, the Kennedy Center, the National Zoo, the
National Mall, Georgetown and other major tourist attractions. The Dupont Circle
Metro Station is 0.5 block from the subject property.

Built in 1970, a majority of the guestrooms were renovated between 2004 and
2006. Amenities include a restaurant, a lounge, a rooftop pool and sundeck/bar, fitness center and 6,150 square feet of meeting/banquet space. The Hilton
Embassy Row Property also includes an underground parking facility, which was most recently renovated in 2006-2007 at a cost of $1,250,000. Overall, approximately $5,400,000 was spent on capital improvements at the subject property from 2004 through 2007.

Segmentation at the Hilton Embassy Row Loan Property is 23.0% leisure, 27.0%
meeting and group, and 50.0% commercial/transient.

                   HILTON EMBASSY ROW - OPERATIONAL STATISTICS

              2005      2006    TTM AS OF 8/31/07   T3M AS OF 8/31/06   T3M AS OF 8/31/07      UW
----------------------------------------------------------------------------------------------------

ADR         $182.67   $198.35        $201.11             $181.32             $188.84        $208.87
Occupancy      82.8%     76.4%          75.1%               71.7%               78.7%          79.0%
RevPar      $151.27   $151.59        $151.02             $129.93             $148.60        $165.01

The borrower has attributed the decline in occupancy to 76.4% in 2006 and 75.1%
for the trailing twelve month period ending August 31, 2007 from 82.8% in 2005 to the renovations at the subject property's underground parking facility that went off line and disrupted business for the five month period from November
2006 to March 2007. The prior owners of the subject property did not provide alternative parking for hotel guests. For the three month period ending August
31, 2007 (three months that reflect both new ownership and an operating parking garage facility following renovation), ADR, occupancy and RevPar demonstrated an upward trend compared to the same period in the prior year. ADR increased 4.14%, occupancy increased 8.9% and RevPar increased 14.38%, reflecting, in part, operations of the subject property under new ownership and renewed guest access to the underground parking facility. The ADR for the trailing three month period ending August 31, 2006 averaged $181.32 compared to the average of $198.35 for the full year 2006. The three month period from June through August may exhibit a lower ADR due to seasonality. The underwritten NOI reflects the subject property's revenue based on actual RevPar through July 2007 plus the borrower's budgeted estimate for the remainder of the calendar year increased by 1.00%
(RevPar of $165.01 vs. $151.59 in 2006). For the four month period following the completion of the parking garage renovation (April through July 2007), actual
RevPar exceeded the borrower's budget by 5.8%.

THE MARKET(1). The Hilton Embassy Row Property's competitive set, including the subject property, has a total of 2,541 rooms and includes the following hotels:
Hotel Monaco (built 2002; 183 rooms), Marriot Washington Metro Center (built
1989; 456 rooms), Hotel Sofitel Washington DC (built 2002; 237 rooms), Courtyard
Embassy Row (built 1998; 156 rooms), The Capital Hilton (built 1943; 544 rooms),
Marriot Washington (built 1981; 419 rooms) and the Westin Grand Washington
(built 1984; 263 rooms). The Hilton Embassy Row Property's year-end 2006 occupancy rate was 76.4%, compared to the market weighted average for the same period of 73.8%. The subject property's year-end 2006 ADR was $198.35, compared to the market weighted average of $210.65. The subject property's year-end 2006
RevPar was $151.59 compared to the market weighted average of $155.53.

(1)  Certain information in this section was obtained from a third party appraisal. This appraisal relies on many assumptions, and no representation is made to the accuracy of those assumptions.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, Natixis Securities North
America Inc., Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated
(collectively, the "Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events.
The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION
REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED
BY THE INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE
TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       70

ML-CFC COMMERCIAL MORTGAGE TRUST 2007-9

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-9
--------------------------------------------------------------------------------

                   HILTON EMBASSY ROW - PENETRATION INDICES(1)

             2005     2006   T3M AS OF 8/31/06   T3M AS OF 8/31/07
------------------------------------------------------------------
Occupancy   108.0%    104%          98.4%              101.0%
ADR          93.0%   94.0%         106.2%              106.1%
RevPar      100.0%   97.0%         104.5%              107.2%

(1)  Information obtained from Smith Travel Research ("STR") as of August 2007.

For the three-month period ending August 31, 2007, occupancy at the Hilton
Embassy Row Property increased to 78.7% from 71.7% for the same three-month period in the prior year, compared to the weighted average of the competitive set at 77.5%. For the three-month period ending August 31, 2007, ADR increased to $188.84 compared to $178.69 for the weighted average of the competitive set.
As a result, RevPar penetration increased to 107.2% for the three-month period ending August 31, 2007 compared to 104.5% for the same period in 2006, reflecting the increase in occupancy and ADR following the completion of the parking garage renovation and property operations under new ownership. The subject property captures a large percentage of the transient/leisure traveler market as demonstrated by a leisure segment penetration ratio of 140.6%.

THE BORROWER. The borrower is AREP Embassy Row LLC (the "Hilton Embassy Row
Borrower"), a bankruptcy remote, single purpose entity, that is a Delaware limited liability company. The Hilton Embassy Row Borrower is 100% indirectly owned by ARK Real Estate Partners II LP ("Ark"), Ark Domestic Investors LLC and
ARK Fund GP II LLC. Ark is a real estate opportunity fund located in New York
City. Institutional investors in Ark include Greenlight Reinsurance, Ltd. and
Affiliates, South Ferry Building Company L.P., Seneca Capital International
Ltd., Gracie Capital International Ltd. and Solar Capital LLC among others.
Ark's single largest focus has been the acquisition of hotels that are managed by its wholly owned subsidiary, Willow Hotels, LLC ("Willow Hotels"). Willow
Hotel's current hotel portfolio includes the 49 room Franklin Hotel (164 East
87th Street), the 126-room Mansfield Hotel (12 West 44th Street), and the
176-room Shoreham (33 West 55th Street), each in New York City and the 238-room
Hotel Pur in Quebec City for a total of 786 rooms, including the subject property.

PROPERTY MANAGEMENT. The Hilton Embassy Row Property is managed by Willow 2015,
LLC, a subsidiary of Ark and an affiliate of the Hilton Embassy Row Borrower.

LOCKBOX. The loan documents require a hard lockbox and springing cash management.

ESCROWS/RESERVES. The following escrows/reserves have been established with respect to the Hilton Embassy Row Loan:

                                ESCROWS/RESERVES

TYPE:                           INITIAL        MONTHLY
---------------------------------------------------------
Taxes                         $  305,512   $   50,919
Insurance                     $   14,615   $   14,615
Capital Expenditures / FF&E   $        0    1/12 of 4%(1)
Earnout/PIP Reserve           $5,750,000   $        0

(1)  One twelfth of 4% of the annual projected gross income of the subject property.

Amounts in the Earnout/PIP Reserve will be released after the end of each calendar quarter prior to July 6, 2010 if the debt service coverage ratio (based on the net loan amount of $44,250,000 and funds already released to the borrower
(the "Earnout Principal Balance")), is in excess of 1.25x, up to an amount which, based on the Earnout Principal Balance, would result in a debt service coverage ratio of at least equal to 1.25x. However, so long as any costs under the existing PIP remain to be incurred, any remaining amount will be retained in the Earnout/PIP Reserve and not released to the borrower. Any amounts in the
Earnout/PIP Reserve that have not been released as of July 6, 2010 will be used to prepay the subject loan, without yield maintenance or prepayment premium.

PERMITTED DEBT. The loan documents permit the borrower to incur up to an aggregate outstanding amount of $1,500,000 in unsecured subordinate loans from affiliates to fund operating expenses at the Hilton Embassy Property.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, Natixis Securities North
America Inc., Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated
(collectively, the "Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events.
The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION
REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED
BY THE INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE
TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       71

ML-CFC COMMERCIAL MORTGAGE TRUST 2007-9

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-9
--------------------------------------------------------------------------------

9777 WILSHIRE LOAN

                                 [PHOTO OMITTED]

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
Number of Mortgaged Real Properties                                            1
Location (City/State)                                          Beverly Hills, CA
Property Type                                                             Office
Size (Square Feet)                                                       131,192
Percentage Physical Occupancy as of
   September 1, 2007                                                       95.1%
Year Built                                                                  1966
Year Renovated                                                              2003
Appraisal Value                                                      $66,500,000
Underwritten Economic Occupancy                                            94.5%
Underwritten Revenues(1)                                              $6,215,800
Underwritten Total Expenses                                           $2,134,007
Underwritten Net Operating Income (NOI)(1,2)                          $4,081,793
Underwritten Net Cash Flow (NCF)(1,3)                                 $3,923,269
6/30/2007 (TTM) NOI                                                   $3,898,893
2006 NOI                                                              $3,784,021
2005 NOI                                                              $3,984,521
--------------------------------------------------------------------------------

                                 [PHOTO OMITTED]

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
Mortgage Loan Seller                                                         CRF
Loan Group                                                                     1
Origination Date                                                October 18, 2007
Cut-off Date Principal Balance                                       $47,000,000
Cut-off Date Loan Balance Per Square Foot                                   $358
Percentage of Initial Mortgage Pool Balance                                 1.7%
Number of Mortgage Loans                                                       1
Type of Security (Fee/Leasehold)                                       Leasehold
Mortgage Rate                                                            6.2440%
Amortization Type                                                     IO-Balloon
IO Period (Months)                                                            72
Original Term to Maturity/ARD (Months)                                       120
Original Amortization Term (Months)                                          360
Original Call Protection                                     LO(24),Def(91),O(5)
Lockbox                                                                     None
Cut-off Date LTV Ratio                                                     70.7%
LTV Ratio at Maturity or ARD                                               67.3%
Underwritten DSCR on NOI(1,2)                                              1.18x
Underwritten DSCR on NCF(1,3)                                              1.13x
--------------------------------------------------------------------------------

(1)  Includes contract rent with increases occurring in 2008.

(2)  The Underwritten DSCR on NOI during the interest only period is 1.37x.

(3)  The Underwritten DSCR on NCF during the interest only period is 1.31x.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, Natixis Securities North
America Inc., Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated
(collectively, the "Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events.
The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION
REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED
BY THE INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE
TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       72

ML-CFC COMMERCIAL MORTGAGE TRUST 2007-9

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-9
--------------------------------------------------------------------------------

                                 [MAP OMITTED]

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, Natixis Securities North
America Inc., Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated
(collectively, the "Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events.
The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION
REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED
BY THE INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE
TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       73

ML-CFC COMMERCIAL MORTGAGE TRUST 2007-9

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-9
--------------------------------------------------------------------------------

THE LOAN. The mortgage loan (the "9777 Wilshire Loan") is evidenced by a single promissory note secured by a first priority deed of trust encumbering a leasehold interest in a 131,192 square foot, Class A office building (the "9777
Wilshire Property") located in Beverly Hills, California. The 9777 Wilshire Loan represents approximately 1.7% of the initial mortgage pool balance and approximately 2.1% of the initial loan group 1 balance.

The 9777 Wilshire Loan was originated on October 18, 2007, and has a principal balance as of the cut-off date of $47,000,000. The 9777 Wilshire Loan has a remaining term of 120 months and a scheduled maturity date of November 8, 2017.
The 9777 Wilshire Loan permits defeasance of the entire loan with United States
Treasury obligations or other non-callable government securities beginning two years after the creation of the securitization trust. Voluntary prepayment of the 9777 Wilshire Loan is permitted on or after July 8, 2017, without penalty.

THE PROPERTY. The 9777 Wilshire Loan is secured by the leasehold interest in a
131,192 square foot, Class A office building located at 9777 Wilshire Boulevard in Beverly Hills, California. Of the 131,192 square feet, 19,735 square feet is ground floor retail space and 111,457 square feet is office space. The office suites are located on floors four through ten with the standard office floor plate consisting of a semicircular floor plan with individual spaces connected by the central elevator core (three elevators). The 9777 Wilshire Property has
380 parking spaces on four parking levels, two subterranean and two above-ground. The building was constructed in 1966 and renovated in 2003, 2007 and 2008. The sponsor is currently upgrading the main lobby, common area restrooms, all elevator lobbies and parking lots (2007 and 2008) for a total cost of approximately $1.7 million.

The 9777 Wilshire Property is located in the Beverly Hills Triangle ("Golden
Triangle") submarket (defined as the area bordered by Santa Monica Boulevard to the north, Canon Drive to the east, and Wilshire Boulevard to the south), which is part of the greater West Los Angeles submarket. The Golden Triangle is regarded as one of the most desirable office and retail locations in California.
With Beverly Hills only 5.7 square miles in size, and the surrounding area being essentially fully built out, there is limited potential for new competitive development.

The largest tenant is Comerica Bank, leasing 32,073 square feet (24.4% of net rentable square footage); however, Comerica only occupies 6,919 square feet of ground floor space and subleases 25,154 square feet of its space to four other tenants. Comerica's space has a blended rent of $41.92 per square foot versus a blended market rent of $52 per square foot. The second largest tenant is
Resolution Economics, occupying 12.3% of net rentable square footage. All remaining tenants occupy less than 5% of the net rentable square footage.

The following tables present certain information regarding the 9777 Wilshire
Loan Property.

                           MAJOR TENANT INFORMATION(1)
                                                              CREDIT                                    % OF
                                                              RATING                       BASE RENT   TOTAL
                                                             (FITCH /   SQUARE    % OF    PER SQUARE    BASE     LEASE
TENANT NAME                            PARENT COMPANY         S&P)(2)    FEET     GLA        FOOT       RENT   EXPIRATION
-------------------------------------------------------------------------------------------------------------------------

Comerica Bank                        Comerica Inc.             A+/A     32,073    24.4%     $41.92     25.4%   12/31/2009
Resolution Economics(3)                                         NR      16,200    12.3       46.20     14.1     6/30/2017
Rubin/Chambers/Dunhill                                          NR       5,899     4.5       39.06      4.4        MTM
Casual Male/Rochester Big   Casual Male Retail Group, Inc.      NR       5,469     4.2       41.66      4.3    10/31/2014
Kajan, Mather & Barish(4)                                       NR       4,801     3.7       39.08      3.5     2/28/2011
Stevco, Inc.                                                    NR       3,935     3.0       36.47      2.7     2/28/2009
Manufacturer's Bank                                             NR       3,663     2.8       35.12      2.4     5/31/2009
Skyview Capital                                                 NR       3,344     2.5       41.35      2.6     1/31/2010
Sommer & Bear                                                   NR       3,297     2.5       37.14      2.3     4/30/2008
-------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE                                                  78,681    60.0%     $41.58     61.8%
=========================================================================================================================

(1)  Based on information obtained from the 9777 Wilshire Borrower's rent roll dated September 1, 2007.

(2)  Credit ratings are of the parent company whether or not the parent guarantees the lease.

(3)  Resolution Economics is permitted to terminate its lease on June 1, 2014 by providing notice by August 31, 2013 and by paying a termination fee equal to 30% of all improvement costs incurred by the 9777 Wilshire Borrower plus
     $981,739 (representing twelve months of rent).

(4)  Kajan, Mather & Barish occupies 723 square feet of storage space that is not included in this table. Base rent per square foot for such space is
     $36.51.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, Natixis Securities North
America Inc., Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated
(collectively, the "Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events.
The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION
REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED
BY THE INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE
TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       74

ML-CFC COMMERCIAL MORTGAGE TRUST 2007-9

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-9
--------------------------------------------------------------------------------

                          LEASE ROLLOVER SCHEDULE(1,2)

             NUMBER OF     SQUARE FEET   % OF GLA    BASE RENT
 YEAR    LEASES EXPIRING    EXPIRING     EXPIRING    EXPIRING
--------------------------------------------------------------

Vacant          NAP            6,479        4.9%    $        0
 MTM              3            6,622        5.0        256,836
 2007             1              598        0.5         24,761
 2008             6            9,124        7.0        345,395
 2009            11           47,461       36.2      2,024,460
 2010             5           11,922        9.1        491,240
 2011             5           12,351        9.4        515,146
 2012             7           13,842       10.6        601,477
 2014             1            5,469        4.2        227,834
 2017             1           16,200       12.3        748,440
 2019             1            1,124        0.9         57,324
--------------------------------------------------------------
TOTAL            41          131,192      100.0%    $5,292,913
==============================================================

                           CUMULATIVE   CUMULATIVE %                      CUMULATIVE %
         % OF BASE RENT   SQUARE FEET      OF GLA      CUMULATIVE BASE    OF BASE RENT
 YEAR       EXPIRING        EXPIRING      EXPIRING       RENT EXPIRING      EXPIRING
--------------------------------------------------------------------------------------

Vacant          0.0%          6,479           4.9%        $        0           0.0%
 MTM            4.9          13,101          10.0            256,836           4.9
 2007           0.5          13,699          10.4            281,597           5.3
 2008           6.5          22,823          17.4            626,991          11.8
 2009          38.2          70,284          53.6          2,651,451          50.1
 2010           9.3          82,206          62.7          3,142,691          59.4
 2011           9.7          94,557          72.1          3,657,838          69.1
 2012          11.4         108,399          82.6          4,259,314          80.5
 2014           4.3         113,868          86.8          4,487,149          84.8
 2017          14.1         130,068          99.1          5,235,589          98.9
 2019           1.1         131,192         100.0          5,292,913         100.0
--------------------------------------------------------------------------------------
TOTAL         100.0%        131,192         100.0%        $5,292,913         100.0%
======================================================================================

(1)  Based on information obtained from the Borrower's rent roll dated September
     1, 2007.

(2)  The numbers in this chart are based on the assumption that no tenant exercises an early termination option.

THE MARKET.(1) The 9777 Wilshire Property is located at the corner of Wilshire
Boulevard and Santa Monica Boulevard within the Golden Triangle submarket, which is part of the West Los Angeles submarket. As of the second quarter of 2007, the
Golden Triangle submarket consisted of 1,196,302 square feet. The Golden
Triangle is considered one of Los Angeles' strongest office markets. Vacancy rates decreased from 6.0% at year end 2004 to 3.2% at year end 2005 to 1.8% at year 2006. Vacancy increased slightly in 2007, ending the second quarter at
4.9%. Net absorption was 19,600 square feet. The 9777 Wilshire Property is currently 95.1% occupied. Asking rents increased from $36.48 per square foot at the end of 2004 to $45.00 per square foot at the end of 2006, representing a compound annual growth rate of 11.1%. Asking rents continued to improve in 2007, ending the second quarter at $50.28 per square foot, an 11.7% increase over the end of 2006. The substantial increase in rental rates is due to the lack of developable land within the Golden Triangle submarket. Since 1990, the supply of office space has only increased 31,000 square feet. This constrain on supply has allowed property owners to raise renewal asking rates.

THE BORROWERS. Beverly Hills Gateway, L.P. (the "9777 Wilshire Borrower") is a
single purpose entity that is a California limited partnership. Asset Two, Ltd.
is the majority owner with a 53.732% ownership interest. The general partners of
Asset Two, Ltd. are Maxxam Enterprises, LLC ("Maxxam Enterprises") (5.0697%
ownership of Asset Two, Ltd.) and 3D Investments III ("3D Investments") (5.0697%
ownership of Asset Two, Ltd.). The non-recourse carve-out guarantors are Joseph
Daneshgar, Nader Daneshgar, George Daneshgar, Behrouz Soroudi, Mehdi Soroudi and
Michael Soroudi. These individuals are also the non-recourse carve-out guarantors for the Janss Marketplace Loan and the Promenade Gateway Loan.

The sponsors of the 9777 Wilshire Loan are 3D Investments and Maxxam
Enterprises. The principals of 3D Investments are Joseph Daneshgar, Nader
Daneshgar and George Daneshgar. The principals of Maxxam Enterprises are Behrouz
Soroudi, Mehdi Soroudi and Michael Soroudi (the "Soroudis"). 3D Investments is a
privately-held real estate company that has been investing, rehabilitating, managing, and developing real estate projects since 1976. The company has a portfolio of commercial and residential real estate assets throughout
California, Arizona, Utah, South Carolina and Texas.

The Soroudis have a long history as real estate owners and developers within the
Los Angeles Basin. The Soroudis acquired their first real estate holding in
1979, acquiring a 154-acre parcel that later became the City of Agoura Hills.
Beginning in 1984, the Soroudis became actively involved in the Fashion District of Downtown Los Angeles, developing or acquiring dozens of retail/showroom and office/manufacturing properties within the District, becoming one of the largest property owners in the area.

PROPERTY MANAGEMENT. The 9777 Wilshire Property is self managed by the 9777
Wilshire Borrower.

LOCKBOX. The mortgage loan documents do not require a lockbox.

----------
(1)  Certain information in this section was obtained from a third party appraisal. The appraisal relies on many assumptions, and no representation is made as to the accuracy of the assumptions underlying the appraisal.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, Natixis Securities North
America Inc., Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated
(collectively, the "Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events.
The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION
REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED
BY THE INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE
TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       75

ML-CFC COMMERCIAL MORTGAGE TRUST 2007-9

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-9
--------------------------------------------------------------------------------

ESCROWS/RESERVES. The following escrow/reserve accounts have been established with respect to the 9777 Wilshire Loan.

                               ESCROWS / RESERVES

TYPE:                                 INITIAL            MONTHLY
-------------------------------------------------------------------------
Taxes                                 $79,172            $39,586
Insurance                             $52,025            $ 5,203

PERMITTED MEZZANINE DEBT. The direct or indirect parents of the 9777 Wilshire
Borrower are permitted to incur mezzanine debt beginning on the date that is 24 months past the origination date of the 9777 Wilshire Loan subject to the satisfaction of certain conditions, including that (i) the combined outstanding loan amount and the mezzanine loan amount does not exceed 90% of the fair market value of the 9777 Wilshire Property, (ii) the actual aggregate debt service coverage ratio is at least 1.05x as determined by lender, and (iii) the mezzanine lender has executed and delivered to lender an intercreditor agreement acceptable to lender.

LEASEHOLD INTEREST. The 9777 Wilshire Property is subject to a ground lease between the 9777 Wilshire Borrower, as tenant and Tufeld Corporation, ground lessor. The ground lease expires on December 31, 2123. The 9777 Wilshire
Borrower is required to pay monthly rent payments in the amount of $30,500. Rent adjustments will occur on January 1, 2016, January 1, 2036, January 1, 2059,
January 1, 2076, January 1, 2091, January 1, 2106 and January 1, 2121. Upon each adjustment date, annual rent will be (a) 6.0% for the periods prior to January
1, 2059 and (b) 6.5% for the period thereafter, in each case of the appraised value as of the first day of each 15 year adjustment period, or $5,000 per month, whichever is greater.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, Natixis Securities North
America Inc., Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated
(collectively, the "Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events.
The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION
REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED
BY THE INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE
TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       76

ML-CFC COMMERCIAL MORTGAGE TRUST 2007-9

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-9
--------------------------------------------------------------------------------

                      [THIS PAGE INTENTIONALLY LEFT BLANK.]

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, Natixis Securities North
America Inc., Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated
(collectively, the "Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events.
The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION
REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED
BY THE INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE
TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       77

ML-CFC COMMERCIAL MORTGAGE TRUST 2007-9

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-9
--------------------------------------------------------------------------------

NORTHWOOD CENTRE LOAN

                                 [PHOTO OMITTED]

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
Number of Mortgaged Real Properties                                            1
Location (City/State)                                            Tallahassee, FL
Property Type                                                          Mixed Use
Size (Square Feet)                                                       491,086
Percentage Physical Occupancy as of June 6, 2007                           96.8%
Year Built                                                                  1967
Year Renovated                                                              2005
Appraisal Value                                                      $56,500,000
Underwritten Economic Occupancy                                            96.9%
Underwritten Revenues                                                 $7,763,994
Underwritten Total Expenses                                           $3,274,848
Underwritten Net Operating Income (NOI)                               $4,489,146
Underwritten Net Cash Flow (NCF)                                      $4,130,979
2006 NOI                                                              $3,257,147
2005 NOI                                                              $3,123,464
--------------------------------------------------------------------------------

                                 [PHOTO OMITTED]

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
Mortgage Loan Seller                                                         CRF
Loan Group                                                                     1
Origination Date                                                   June 28, 2007
Cut-off Date Principal Balance                                       $46,175,000
Cut-off Date Loan Balance Per Square Foot                                    $94
Percentage of Initial Mortgage Pool Balance                                 1.6%
Number of Mortgage Loans                                                       1
Type of Security (Fee/Leasehold)                                             Fee
Mortgage Rate                                                            5.9240%
Amortization Type                                                  Interest Only
IO Period (Months)                                                           120
Original Term to Maturity/ARD (Months)                                       120
Original Amortization Term (Months)                                          NAP
Original Call Protection(1)                       GrtrofYMor1%(28),DeforGrtrofYM
                                                                   or1%(85),O(7)
Lockbox                                                                     Hard
Cut-off Date LTV Ratio                                                     81.7%
LTV Ratio at Maturity or ARD                                               81.7%
Underwritten DSCR on NOI                                                   1.61x
Underwritten DSCR on NCF                                                   1.49x
--------------------------------------------------------------------------------

(1)  The Northwood Centre Loan documents permit a partial release of a certain pad site at any time prior to the defeasance period upon payment of
     $2,400,000 plus yield maintenance or the deposit of the release price into a lender controlled reserve account. During the defeasance period, the borrower may obtain a release of the pad site pursuant to a partial defeasance or prepayment with yield maintenance, whichever is less expensive. The remaining portion of the Northwood Centre Property is locked out from prepayment or defeasance until the date that is two years following the creation of the securitization trust.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, Natixis Securities North
America Inc., Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated
(collectively, the "Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events.
The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION
REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED
BY THE INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE
TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       78

ML-CFC COMMERCIAL MORTGAGE TRUST 2007-9

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-9
--------------------------------------------------------------------------------

                                  [MAP OMITTED]

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, Natixis Securities North
America Inc., Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated
(collectively, the "Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events.
The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION
REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED
BY THE INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE
TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       79

ML-CFC COMMERCIAL MORTGAGE TRUST 2007-9

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-9
--------------------------------------------------------------------------------

THE LOAN. The mortgage loan (the "Northwood Centre Loan") is evidenced by a single promissory note secured by a first priority mortgage encumbering a Class
B office building and four pad parcels (the "Northwood Centre Property") located in Tallahassee, Florida. The Northwood Centre Loan represents approximately 1.6%
of the initial mortgage pool balance and approximately 2.1% of the initial loan group 1 balance.

The Northwood Centre Loan was originated on June 28, 2007, and has a principal balance as of the cut-off date of $46,175,000. The Northwood Centre Loan has a remaining term of 116 months and a scheduled maturity date of July 8, 2017. The
Northwood Centre Loan permits defeasance of the entire loan with United States
Treasury obligations or other non-callable government securities, beginning two years after the creation of the securitization trust. The Northwood Centre Loan also permits partial prepayment with yield maintenance in connection with a release of a certain pad site, prior to the date that is two years after the creation of the securitization trust as described under "Release Provisions"
below. After such date, a release of the pad site is permitted by partial defeasance or partial prepayment with yield maintenance, whichever is less expensive, as described under "Release Provisions" below. Voluntary prepayment of the Northwood Centre Loan is permitted on or after January 8, 2017, without penalty.

THE PROPERTY. The Northwood Centre Loan is secured by the fee interest in a two-story, Class B mixed office and retail building and four pad parcels consisting in the aggregate of approximately 491,086 square feet, located in
Tallahassee, Florida. The main building was built in 1967. The office building's common areas and a portion of the offices were substantially renovated in 2005.
In addition, in September 2007, approximately $1,717,000 was spent towards expanding the State of Florida's office space by 55,108 square feet. The main office building is 93.5% occupied by the State of Florida, a credit tenant with
AAA rating by S&P and AA+ rating by Fitch. The following State of Florida departments occupy the Northwood Centre Property: Business and Professional
Regulation (40.8%); Technology Center for Children and Families (23.5%);
Department of Education (9.8%); Department of Revenue (3.6%); Department of
Children and Families (3.2%); and storage space. The Northwood Centre Property has 1,748 surface parking spaces (3.78 parking spaces per 1,000 square feet).

The Northwood Centre Property also includes four pad parcels. One pad is ground leased to Hooters. The second pad parcel is leased to Iptall-Monroe LLC and subleased to El Jalisco Mexican restaurant. The third pad parcel was recently built out for Pro Financial Holdings. The fourth pad parcel is vacant.

The Northwood Centre Property is located at an intersection at North Martin
Luther King Jr. Boulevard, a highly trafficked road, and West Thorpe Street. The
Northwood Centre Property is three miles northwest of the Tallahassee central business district ("CBD") and 15 minutes from the Tallahassee regional airport.
The Northwood Centre Property is located in the vicinity of Capital Circle, a
6-lane thoroughfare which is the Tallahassee beltway, encircling the metropolitan statistical area ("MSA") from Thomasville Road on the northeast to highway US 27 on the northwest.

The following tables present certain information regarding the Northwood Centre
Property.

                           MAJOR TENANT INFORMATION(1)

                                                  CREDIT                                   % OF
                                                  RATING                      BASE RENT   TOTAL
                                                 (FITCH /    SQUARE   % OF   PER SQUARE    BASE       LEASE
         TENANT NAME            PARENT COMPANY    S&P)(2)     FEET     GLA      FOOT       RENT    EXPIRATION
---------------------------------------------------------------------------------------------------------------

State of Florida(3)                               AA+/AAA   459,214   93.5%    $16.19     96.7%   10/31/2019(5)
Hooters(4)                                          NR        4,500    0.9      17.83      1.0    10/31/2009
Iptall-Monroe LLC (El Jalisco
   Mexican Restaurant)                              NR        3,100    1.2       7.09      0.5    12/31/2019
---------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE                                      466,814   95.1%    $16.19     98.3%
===============================================================================================================

(1)  Based on information obtained from the Northwood Centre Borrower's rent roll dated June 6, 2007.

(2)  Credit ratings are of the parent company whether or not the parent guarantees the lease.

(3)  The State of Florida leases space under two separate leases, the "First
     Florida Lease" and the "Second Florida Lease". The State of Florida leases each include an appropriations termination clause. In addition, the State of Florida Department of Revenue (DOR) up to 20,000 square feet, and
     Department of Education (DOE), up to 50,780 square feet (14.41% of total square feet), are permitted to terminate the leases up to a max of 70,780 square feet with six months notice with no penalty if these departments are relocating to a State-owned property. A cash management trigger event occurs upon notice from any State of Florida tenant of its intention to vacate all or substantially all of the space under either or both of the
     First Florida Lease or the Second Florida Lease.

(4)  Hooters owns the improvements and makes ground lease payments to the
     Northwood Centre Borrower.

(5)  397,624 square feet of the space leased by the State of Florida will expire
     October 31, 2019 and 55,108 square feet will expire August 31, 2022.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, Natixis Securities North
America Inc., Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated
(collectively, the "Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events.
The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION
REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED
BY THE INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE
TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       80

ML-CFC COMMERCIAL MORTGAGE TRUST 2007-9

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-9
--------------------------------------------------------------------------------

                           LEASE ROLLOVER SCHEDULE(1,2)

                 NUMBER OF     SQUARE FEET   % OF GLA    BASE RENT   % OF BASE RENT
   YEAR      LEASES EXPIRING    EXPIRING     EXPIRING    EXPIRING       EXPIRING
-----------------------------------------------------------------------------------

   Vacant          NAP            15,680        3.2%    $        0         0.0%
     MTM             3             3,674        0.7         29,504         0.4
    2008             1             1,080        0.2         17,928         0.2
    2009             3             5,641        1.1        100,346         1.3
    2013             1             1,320        0.3         19,140         0.2
    2017             1             1,377        0.3         46,345         0.6
    2019             3           404,106       82.3      6,573,824        85.5
Thereafter           2            58,208       11.9        902,082        11.7
-----------------------------------------------------------------------------------
TOTAL               17           491,086      100.0%    $7,689,169       100.0%
===================================================================================

              CUMULATIVE   CUMULATIVE %                      CUMULATIVE %
             SQUARE FEET      OF GLA      CUMULATIVE BASE    OF BASE RENT
   YEAR        EXPIRING      EXPIRING      RENT EXPIRING       EXPIRING
-------------------------------------------------------------------------

   Vacant       15,680           3.2%        $        0           0.0%
     MTM        19,354           3.9             29,504           0.4
    2008        20,434           4.2             47,432           0.6
    2009        26,075           5.3            147,778           1.9
    2013        27,395           5.6            166,918           2.2
    2017        28,772           5.9            213,263           2.8
    2019       432,878          88.1          6,787,087          88.3
Thereafter     491,086         100.0          7,689,169         100.0
-------------------------------------------------------------------------
TOTAL          491,086         100.0%        $7,689,169         100.0%
=========================================================================

(1)  Based on information obtained from the Northwood Centre Borrower's rent roll dated June 6, 2007.

(2)  The numbers in this chart are based on the assumption that no tenant exercises an early termination option.

THE MARKET.(1) The Northwood Centre Property is located in the northwest portion of the Tallahassee CBD, approximately 20 miles south of the Georgia border. The population of the Tallahassee MSA was estimated to be approximately 305,640 in
2006, which was a 7% growth from the 2000 federal census. The population is expected to grow to approximately 332,608 by 2011. Within a 5-mile radius, the population numbers 161,480 and the average household income is $48,038.
Tallahassee is also home to Florida State University (over 40,000 students) and
Florida A & M University.

As of the fourth quarter 2006, the Tallahassee MSA office market experienced a
7.3% overall vacancy rate, with the Northwood Centre Property's submarket's slightly higher at a 10.9% overall vacancy rate. Market rent for office buildings in the local submarket has ranged between $14.00 -- 16.00 per square foot with occupancy at 89.1%, according to Coldwell Banker. As of the fourth quarter 2006, average rent for competitive rental properties ranged between
$15.00 -- 18.50 per square foot with a 95.8% average occupancy.

THE BORROWER. Northwood Associates II, LLC (the "Northwood Centre Borrower") is
a single purpose entity that is a Delaware limited liability company. The
Northwood Centre Borrower is wholly owned by Birchmont Ajax Partners 1, LLC.
Birchmont Ajax Partners 1, LLC is owned 5% by Ajax Northwood Center, LLC ("Ajax
Northwood") and 95% by Birchmont Northwood, LLC ("Birchmont Northwood"). The
principals of Ajax Northwood are Stuart Silberberg, Alan Frost and Jason Miller.
The non-recourse carve-out guarantor is Stuart Silberberg.

The principals of Ajax Northwood have over 45 years of combined real estate experience through numerous transactions with a reported value in excess of $10 billion, ranging from mortgage financing, acquisition advisory, equity placement and due diligence.

Birchmont Capital Partners I, L.P., an indirect parent of the Northwood Centre
Borrower, is a privately-held investment advisor dedicated to investing in value-added real estate transactions by acquiring properties through joint venture partnerships with experienced owner-operators. The Birchmont Capital
Partners L.L.P. is a $200 million real estate equity fund which plans on investing in income producing properties.

PROPERTY MANAGEMENT. The Northwood Centre Property is managed by Ajax Advisor,
LLC, an affiliate of the Northwood Centre Borrower. The manager has retained
TALCOR Commercial Real Estate Services, an unrelated entity, to be a submanager to provide payroll, accounting and other services.

LOCKBOX. The mortgage loan requires a hard lockbox and springing cash management. The loan documents require the Northwood Centre Borrower to direct the tenants to pay their rent directly to the lockbox account. Prior to a Cash
Sweep Event (as defined below), all rents are swept to an account designated by the Northwood Centre Borrower. Following the occurrence of a Cash Sweep Event, all rents are swept into an account designated by the lender.

----------
(1)  Certain information in this section was obtained from a third party appraisal. The appraisal relies on many assumptions, and no representation is made as to the accuracy of the assumptions underlying the appraisal.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, Natixis Securities North
America Inc., Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated
(collectively, the "Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events.
The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION
REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED
BY THE INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE
TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       81

ML-CFC COMMERCIAL MORTGAGE TRUST 2007-9

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-9
--------------------------------------------------------------------------------

A "Cash Sweep Event" means any period commencing upon (a) the occurrence of an event of default under the Northwood Centre Loan documents; (b) the debt service coverage ratio (based on the underwritten net cash flow utilizing a debt service constant calculated based on the actual interest rate in the note and an assumed
30-year amortization) is less than 1.05x for any trailing twelve month period;
(c) the State of Florida tenant provides notice of its intention to vacate or vacates all or substantially all of the space under either or both of its leases; or (d) the 108th payment date.

A "Cash Sweep Termination Event" means that either (a) the debt service coverage ratio has been at least 1.25x for at least three consecutive trailing months or
(b) the First Florida Lease has been renewed for a term of at least seven years following the Northwood Centre Loan maturity date. If any Cash Sweep Event under clause (c) in the definition of "Cash Sweep Event" above has occurred, then at least 90% of the leasable space at the Northwood Centre Property under one or more lease approved by lender and the tenant thereunder is in occupancy and paying full rent under such lease. However, with respect to any Cash Sweep Event occurring under clause (d) in the definition of "Cash Sweep Event", the cash sweep will continue and no termination event shall occur until either (x) the
Northwood Centre Loan has been paid in full, or (y) the First Florida lease extension condition has been satisfied as determined by lender.

CASH SWEEP. Following the occurrence of a Cash Sweep Event and continuing until after the first payment date following a Cash Sweep Termination Event, the
Northwood Centre Borrower will be required to deposit all rents remaining after payment of debt service and approved extraordinary expenses into a reserve account controlled by the lender. Amounts in such reserve account will be held as additional collateral for the Northwood Centre Loan.

ESCROWS/RESERVES. The following escrow/reserve accounts have been established with respect to the Northwood Centre Loan.

DESCRIPTION                                                      INITIAL DEPOSIT   MONTHLY DEPOSIT
--------------------------------------------------------------------------------------------------

Tax                                                                $     371,173      $   46,397
Insurance                                                          $        0.00      $   19,833
CapEx Reserve(1)                                                   $  525,000.00      $ 8,184.76
Future TI Reserve(2)                                               $  400,000.00      $21,428.57
Paint and Carpet CapEx Reserve(3)                                  $  925,000.00      $14,083.33
Unspent State of Florida TI Reserve(4)                             $1,501,854.68      $     0.00
State of Florida (Office of Secretary) Expansion TI Reserve(5)     $1,717,324.00      $     0.00

(1)  Includes $4,000 or 125% of $3,150 for immediate repairs and $521,000 for future capital expenditures.

(2)  For future tenant improvements to accrue to $1,000,000 and to be released to State of Florida by November 2010 and November 2015.

(3)  Amounts to be used for painting and carpeting expenses as required under the First Florida Lease. Monthly deposits required commencing December 2009 and continuing through November 2014 to accrue to $845,000.

(4)  Amounts to be used to pay or reimburse the state of Florida for tenant improvements permitted under the First Florida Lease.

(5)  Reserve to build out the State of Florida Office of Secretary (55,108 sf)
     expansion space.

RELEASE PROVISIONS. The Northwood Centre Borrower is permitted to obtain a release from the related mortgage of an "Outparcel" located on Martin Luther
King Jr. Road and a release from the related mortgage of a "Pad Site" located on
Martin Luther King Jr. Road and West Tharpe Street. The Outparcel was not given value in connection with the underwriting of the Northwood Centre Loan. The release of the Outparcel is subject to the terms of the Northwood Centre Loan documents and there is no release price. During the first two years following the creation of the securitization trust, the Northwood Centre Borrower may obtain a release of the Pad Site, subject to the terms of the Northwood Centre
Loan documents, upon payment of a release price equal to $2,400,000 plus yield maintenance or the deposit of the release price into a lender controlled reserve account. Beginning two years after the creation of the securitization trust, a release of the Pad Site requires either (i) partial defeasance or partial prepayment with yield maintenance, whichever is less expensive or (ii) at the
Northwood Centre Borrower's option, the deposit of the release price into a lender controlled reserve account.

PERMITTED MEZZANINE DEBT. The direct or indirect parents of the Northwood Centre
Borrower are permitted to incur mezzanine debt from and after 12 months past the origination date of the Northwood Centre Loan provided that the Northwood Centre
Borrower satisfies certain conditions, including that (i) the outstanding loan amount and the amount of the mezzanine loan does not, in the aggregate, exceed
85% of the fair market value of the Northwood Centre Property, (ii) the actual aggregate debt service coverage ratio is at least 1.10x as determined by lender,
(iii) the partial release parcels described under "Release Provisions" above have been released or the Northwood Centre Borrower has waived its right to such releases (iv) the Northwood Centre Borrower has provided rating agency confirmation that the mezzanine debt will not cause the rating of the certificates to be qualified, downgraded or withdrawn and (v) the mezzanine lender has executed and delivered to lender an intercreditor agreement acceptable to lender.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, Natixis Securities North
America Inc., Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated
(collectively, the "Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events.
The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION
REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED
BY THE INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE
TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       82

ML-CFC COMMERCIAL MORTGAGE TRUST 2007-9

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-9
--------------------------------------------------------------------------------

                      [THIS PAGE INTENTIONALLY LEFT BLANK.]

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, Natixis Securities North
America Inc., Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated
(collectively, the "Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events.
The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION
REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED
BY THE INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE
TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       83

ML-CFC COMMERCIAL MORTGAGE TRUST 2007-9

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-9
--------------------------------------------------------------------------------

                      [THIS PAGE INTENTIONALLY LEFT BLANK.]

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, Natixis Securities North
America Inc., Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated
(collectively, the "Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events.
The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION
REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED
BY THE INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE
TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       84